UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Low-Priced Stock Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	45.83%	13.10%	11.93%
Class K	45.94%	13.20%	12.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$30,872	Fidelity® Low-Priced Stock Fund
$32,006	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Lead Manager Joel Tillinghast and Co-Managers Sam Chamovitz and Salim Hart:  For the fiscal year ending July 31, 2021, the fund's share classes gained roughly 46%, trailing the 51.97% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary detractor, especially in the retailing area of the consumer discretionary sector. Weak picks in the consumer staples sector, primarily within the food & staples retailing industry, also hurt. Also hindering performance was security selection and an underweighting in the industrials sector, especially within the capital goods industry. Metro, the fund's top individual detractor, rose 20% this period. This was among the fund's biggest holdings. Our second-largest detractor was Amgen, which gained roughly 2% the past 12 months. Another detractor this period was Cosmos Pharmaceutical. The fund's shares in Cosmos Pharmaceutical returned -7% the past 12 months. All these detractors were non-benchmark positions. Also, the fund's foreign holdings detracted overall, despite benefiting from a broadly weaker U.S. dollar. In contrast, the largest contributor to performance versus the benchmark was an overweighting in the consumer discretionary sector, primarily driven by the retailing industry. Strong picks in financials also helped the fund's relative performance. Also helping the fund's relative performance were stock picks in the information technology sector, especially within the technology hardware & equipment industry. Seagate Technology, the fund's biggest individual contributor, gained about 133% this period. Our second-largest contributor was Synchrony Financial, which gained roughly 118% the past year. This was among the largest holdings at period end. Another contributor this period was Synnex. The stock gained roughly 129% the past 12 months. All these contributors were non-benchmark positions. Notable changes in positioning include a higher allocation to the energy and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
UnitedHealth Group, Inc.	4.7
Metro, Inc.	3.6
Next PLC	3.6
AutoZone, Inc.	3.0
Ross Stores, Inc.	2.5
Anthem, Inc.	2.1
Synchrony Financial	1.9
Monster Beverage Corp.	1.8
Seagate Technology Holdings PLC	1.8
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.7
26.7

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Consumer Discretionary	22.1
Financials	14.2
Information Technology	13.7
Consumer Staples	12.2
Health Care	11.7

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	94.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

 * Foreign investments - 40.4%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.0%
Frontier Communications Parent, Inc. (a)	99,912	$2,988
Verizon Communications, Inc.	29,891	1,667
		4,655
Entertainment - 0.0%
GungHo Online Entertainment, Inc.	50,000	922
Madison Square Garden Entertainment Corp. (a)(b)	94,527	6,613
		7,535
Interactive Media & Services - 0.1%
Cars.com, Inc. (a)	199,835	2,414
Dip Corp.	274,961	8,008
QuinStreet, Inc. (a)	318,578	5,843
XLMedia PLC (a)	8,464,118	6,000
ZIGExN Co. Ltd.	399,728	1,549
		23,814
Media - 1.4%
AMC Networks, Inc. Class A (a)(b)	386,235	19,327
Comcast Corp. Class A	1,000,508	58,860
Corus Entertainment, Inc. Class B (non-vtg.) (b)	598,801	2,779
Discovery Communications, Inc. Class C (non-vtg.) (a)	5,350,089	145,041
Gray Television, Inc.	100,092	2,219
Hyundai HCN	2,500,079	9,987
Intage Holdings, Inc. (c)	3,233,786	45,159
Legs Co. Ltd.	19,982	390
Meredith Corp. (a)	291,832	12,736
Nexstar Broadcasting Group, Inc. Class A	21,000	3,088
Nordic Entertainment Group AB (B Shares) (a)	26,276	1,405
Pico Far East Holdings Ltd.	22,835,660	3,820
Proto Corp.	250,060	3,157
RKB Mainichi Broadcasting Corp.	40,002	2,181
Saga Communications, Inc. Class A	453,145	9,892
Sky Network Television Ltd. (a)	23,948,499	2,753
TechTarget, Inc. (a)	101,855	7,444
Tegna, Inc.	1,197,845	21,226
TOW Co. Ltd. (c)	3,582,037	10,253
Trenders, Inc.	99,912	603
TVA Group, Inc. Class B (non-vtg.) (a)	3,022,986	7,269
ViacomCBS, Inc. Class B	2,300,047	94,141
WOWOW INC.	199,604	4,328
		468,058
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	50,000	2,375

TOTAL COMMUNICATION SERVICES		506,437

CONSUMER DISCRETIONARY - 22.1%
Auto Components - 1.3%
Adient PLC (a)	857,061	36,108
ASTI Corp. (c)	177,660	4,426
Cie Automotive SA	225,056	6,706
Cooper-Standard Holding, Inc. (a)	748,409	19,496
DaikyoNishikawa Corp.	249,246	1,597
G-Tekt Corp.	199,864	2,820
Gentex Corp.	1,550,522	52,764
GUD Holdings Ltd.	262,181	2,259
Hi-Lex Corp.	1,397,039	21,127
Lear Corp.	550,039	96,246
Linamar Corp.	250,680	14,833
Motonic Corp. (c)	2,066,285	19,986
Murakami Corp. (c)	807,476	23,333
Nippon Seiki Co. Ltd.	2,594,547	29,988
Patrick Industries, Inc.	30,096	2,487
Piolax, Inc. (c)	2,431,386	33,643
Plastic Omnium SA	250,112	7,940
Sewon Precision Industries Co. Ltd. (c)(d)	500,000	1,744
SJM Co. Ltd. (c)	1,282,000	5,950
SJM Holdings Co. Ltd.	500,470	2,010
SNT Holdings Co. Ltd. (c)	885,108	15,894
Strattec Security Corp. (a)(c)	265,085	10,916
Sungwoo Hitech Co. Ltd.	1,500,110	8,550
TBK Co. Ltd.	898,112	3,365
Yachiyo Industry Co. Ltd.	876,947	4,732
Yutaka Giken Co. Ltd. (c)	1,200,913	22,101
		451,021
Automobiles - 0.0%
Isuzu Motors Ltd.	277,116	3,697
Kabe Husvagnar AB (B Shares)	249,994	6,331
		10,028
Distributors - 0.1%
Arata Corp.	91,973	3,571
Central Automotive Products Ltd.	73,651	2,242
LKQ Corp. (a)	109,609	5,563
Nakayamafuku Co. Ltd.	519,639	2,070
PALTAC Corp.	34,838	1,610
SPK Corp.	498,946	6,217
Uni-Select, Inc. (a)	600,110	7,432
		28,705
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. (a)	86,324	3,137
Clip Corp. (c)	239,800	1,893
Cross-Harbour Holdings Ltd.	2,413,732	3,870
JP-Holdings, Inc.	99,912	248
Kukbo Design Co. Ltd.	100,000	1,947
Step Co. Ltd. (c)	999,146	16,339
YDUQS Participacoes SA	533,800	2,896
		30,330
Hotels, Restaurants & Leisure - 0.3%
Ark Restaurants Corp. (a)	28,319	447
Betsson AB (B Shares)	1,106,312	8,906
Curves Holdings Co. Ltd.	257,726	1,912
Everi Holdings, Inc. (a)	150,678	3,419
Fairwood Holdings Ltd.	100,000	225
Flanigans Enterprises, Inc. (a)	78,804	2,474
Hiday Hidaka Corp.	950,063	15,190
Ibersol SGPS SA (a)	923,220	6,483
J.D. Weatherspoon PLC (a)	179,317	2,829
Kindred Group PLC (depositary receipt)	400,012	6,554
Koshidaka Holdings Co. Ltd.	257,726	1,301
Ruth's Hospitality Group, Inc. (a)	125,223	2,501
Sportscene Group, Inc. Class A (a)(c)	590,055	1,750
The Monogatari Corp.	50,038	3,102
The Restaurant Group PLC (a)	16,500,199	26,330
		83,423
Household Durables - 5.0%
Barratt Developments PLC (c)	53,500,083	523,233
Bellway PLC	3,447,000	157,251
Coway Co. Ltd.	35,000	2,605
Cuckoo Holdings Co. Ltd.	55,000	6,107
D.R. Horton, Inc.	998,737	95,309
Dorel Industries, Inc. Class B (sub. vtg.) (a)	1,864,972	21,182
Emak SpA	4,200,004	8,719
First Juken Co. Ltd. (c)	1,369,515	14,431
FJ Next Co. Ltd.	200,067	1,875
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	13,100,869	96,308
Hamilton Beach Brands Holding Co.:
Class A	207,012	3,869
Class B (a)	182,462	3,410
Helen of Troy Ltd. (a)	835,022	186,536
Henry Boot PLC	1,946,621	7,387
Lennar Corp. Class A	58,813	6,184
M/I Homes, Inc. (a)	776,700	50,260
Mohawk Industries, Inc. (a)	1,350,075	263,130
Newell Brands, Inc.	99,917	2,473
Open House Co. Ltd.	160,043	8,053
Pressance Corp.	738,635	10,732
Q.E.P. Co., Inc.	19,218	464
Sanei Architecture Planning Co. Ltd. (c)	1,184,094	21,295
Taylor Morrison Home Corp. (a)	3,514,508	94,259
Tempur Sealy International, Inc.	225,774	9,769
Token Corp.	597,172	53,836
Toll Brothers, Inc.	42,000	2,489
TopBuild Corp. (a)	14,333	2,905
TRI Pointe Homes, Inc. (a)	916,515	22,106
Whirlpool Corp.	10,978	2,432
ZAGG, Inc. rights (a)(d)	448,847	40
		1,678,649
Internet & Direct Marketing Retail - 0.2%
Aucfan Co. Ltd. (a)	50,000	556
Aucnet, Inc.	120,043	1,741
Belluna Co. Ltd. (c)	6,200,043	52,446
Ci Medical Co. Ltd.	70,093	4,632
Dustin Group AB (e)	257,346	2,988
Papyless Co. Ltd.	40,500	577
Qurate Retail, Inc. Series A	265,537	3,149
Vipshop Holdings Ltd. ADR (a)	300,000	4,989
		71,078
Leisure Products - 0.0%
Fenix Outdoor AB (B Shares) (a)(d)	32,298	0
Mars Group Holdings Corp.	420,095	6,257
Miroku Corp.	137,449	2,030
Nautilus, Inc. (a)(b)	59,316	857
		9,144
Multiline Retail - 3.8%
Big Lots, Inc. (b)	1,082,277	62,350
Kohl's Corp.	61,100	3,104
Lifestyle China Group Ltd. (a)	17,962,162	2,658
Lifestyle International Holdings Ltd. (a)	19,535,491	13,927
Max Stock Ltd.	24,978	102
Next PLC (c)	10,975,061	1,202,425
Ryohin Keikaku Co. Ltd.	9,977	202
		1,284,768
Specialty Retail - 9.6%
AT-Group Co. Ltd.	1,097,701	14,298
AutoNation, Inc. (a)	47,261	5,734
AutoZone, Inc. (a)	623,871	1,012,898
Bed Bath & Beyond, Inc. (a)(b)(c)	10,477,557	299,029
Best Buy Co., Inc.	1,721,631	193,425
BMTC Group, Inc. (c)	3,434,525	43,689
Bonia Corp. Bhd	675,810	141
Buffalo Co. Ltd.	91,069	1,003
Burlington Stores, Inc. (a)	17,840	5,973
Delek Automotive Systems Ltd.	350,116	4,413
Dick's Sporting Goods, Inc.	69,136	7,200
Foot Locker, Inc.	3,033,242	173,077
Formosa Optical Technology Co. Ltd.	1,362,000	3,077
Genesco, Inc. (a)	609,708	35,028
Goldlion Holdings Ltd.	21,953,780	4,972
Hour Glass Ltd.	4,040,137	4,592
IA Group Corp. (c)	115,194	3,833
JD Sports Fashion PLC	6,768,553	84,392
Jumbo SA (c)	9,729,000	154,650
K's Holdings Corp.	998,425	11,749
Kid ASA (e)	24,978	327
Ku Holdings Co. Ltd.	880,829	8,029
Leon's Furniture Ltd.	207,692	3,861
Maisons du Monde SA (e)	150,984	3,455
Mr. Bricolage SA (a)	841,748	11,433
Nafco Co. Ltd. (c)	1,895,622	32,381
Nextage Co. Ltd.	320,047	6,549
Ross Stores, Inc.	6,950,087	852,706
Sally Beauty Holdings, Inc. (a)(c)	6,234,550	117,958
T-Gaia Corp.	19,152	344
The Buckle, Inc. (b)	2,399,343	100,964
Urban Outfitters, Inc. (a)	700,151	26,032
WH Smith PLC (a)	87,313	1,972
Williams-Sonoma, Inc.	26,971	4,092
		3,233,276
Textiles, Apparel & Luxury Goods - 1.7%
Best Pacific International Holdings Ltd.	24,249,894	7,177
Capri Holdings Ltd. (a)	2,540,654	143,064
Carter's, Inc.	10,096	987
Deckers Outdoor Corp. (a)	26,040	10,699
Embry Holdings Ltd.	2,295,794	328
Fossil Group, Inc. (a)(c)	4,046,854	51,071
G-III Apparel Group Ltd. (a)	776,735	23,193
Gildan Activewear, Inc.	6,150,095	212,020
Handsome Co. Ltd. (c)	1,450,000	49,371
JLM Couture, Inc. (a)(c)	156,822	274
McRae Industries, Inc.	23,661	755
Movado Group, Inc.	59,936	1,802
Samsonite International SA (a)(e)	1,995,690	3,708
Sun Hing Vision Group Holdings Ltd. (c)	19,397,146	3,544
Ted Baker PLC (a)	475,857	868
Texwinca Holdings Ltd.	47,859,365	10,778
Victory City International Holdings Ltd. (a)(d)	8,499,357	317
Youngone Corp.	250,000	8,642
Youngone Holdings Co. Ltd. (c)	889,600	35,692
		564,290

TOTAL CONSUMER DISCRETIONARY		7,444,712

CONSUMER STAPLES - 12.2%
Beverages - 2.2%
A.G. Barr PLC (a)	2,395,731	19,148
Britvic PLC	6,146,749	83,261
Jinro Distillers Co. Ltd.	23,907	671
Monster Beverage Corp. (a)	6,512,346	614,244
Muhak Co. Ltd. (c)	2,799,256	19,839
Olvi PLC (A Shares)	14,788	928
Spritzer Bhd	5,125,400	2,478
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	3,009,936	5,663
		746,232
Food & Staples Retailing - 7.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	300,034	12,258
Aoki Super Co. Ltd.	98,630	2,823
Australasian Foods Holdco Pty Ltd. (a)(d)	3,481,102	0
Belc Co. Ltd. (c)	1,634,253	79,847
BJ's Wholesale Club Holdings, Inc. (a)	136,087	6,891
Corporativo Fragua S.A.B. de CV	165,056	2,740
Cosmos Pharmaceutical Corp.	1,671,479	283,240
Create SD Holdings Co. Ltd. (c)	5,075,318	169,786
Daikokutenbussan Co. Ltd.	300,033	17,257
G-7 Holdings, Inc.	300,038	9,983
Genky DrugStores Co. Ltd.	710,043	26,148
Halows Co. Ltd. (c)	1,369,956	35,340
Kroger Co.	105,000	4,274
Kusuri No Aoki Holdings Co. Ltd.	600,086	40,095
MARR SpA	113,412	2,634
Metro, Inc. (c)	23,529,229	1,220,216
Naked Wines PLC (a)(b)	250,180	3,057
North West Co., Inc.	84,920	2,475
Olam International Ltd.	49,892	49
Qol Holdings Co. Ltd.	1,811,522	24,967
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	10,000	651
Sprouts Farmers Market LLC (a)(b)	1,325,018	32,569
Sugi Holdings Co. Ltd.	42,010	3,090
Sundrug Co. Ltd.	2,958,985	95,751
United Natural Foods, Inc. (a)(b)	546,980	18,116
Valor Holdings Co. Ltd.	244,244	5,163
Walgreens Boots Alliance, Inc.	9,379,541	442,245
YAKUODO Holdings Co. Ltd.	1,900	40
Yaoko Co. Ltd.	698,507	42,023
		2,583,728
Food Products - 1.7%
Ausnutria Dairy Corp. Ltd. (H Shares)	700,000	663
Carr's Group PLC	2,195,712	4,822
Cranswick PLC	373,898	21,049
Darling Ingredients, Inc. (a)	56,688	3,915
Dole PLC	1,114,293	16,157
Food Empire Holdings Ltd. (c)	37,700,102	23,372
Fresh Del Monte Produce, Inc. (c)	4,600,000	141,956
Inghams Group Ltd.	1,065,338	2,971
Ingredion, Inc.	749,409	65,806
Kaveri Seed Co. Ltd.	400,714	3,880
Kri Kri Milk Industry SA	100,074	1,045
Lassonde Industries, Inc. Class A (sub. vtg.)	16,120	2,230
Mitsui Sugar Co. Ltd.	343,573	5,838
Namyang Dairy Products Co. Ltd.	3,121	1,633
Origin Enterprises PLC (c)	8,996,797	36,713
Pacific Andes International Holdings Ltd. (a)(d)	106,294,500	999
Pacific Andes Resources Development Ltd. (a)(d)	207,064,007	1,681
Pickles Corp.	99,834	3,358
Rocky Mountain Chocolate Factory, Inc. (a)(c)	460,381	3,853
S Foods, Inc.	398,742	12,394
Seaboard Corp.	39,900	163,989
Sunjin Co. Ltd. (c)	2,300,055	31,326
Sunjuice Holdings Co. Ltd.	161,000	2,910
Thai President Foods PCL	501,015	2,943
Tyson Foods, Inc. Class A	342,027	24,441
Ulker Biskuvi Sanayi A/S	4,977	12
		579,956
Household Products - 0.0%
Oil-Dri Corp. of America	25,072	892
Spectrum Brands Holdings, Inc.	40,000	3,494
Transaction Co. Ltd.	350,076	4,046
		8,432
Personal Products - 0.5%
Hengan International Group Co. Ltd.	3,600,574	21,382
Herbalife Nutrition Ltd. (a)	1,855,337	94,511
Nu Skin Enterprises, Inc. Class A	59,280	3,183
Sarantis SA (c)	3,916,953	40,889
TCI Co. Ltd.	900,000	10,540
		170,505
Tobacco - 0.1%
KT&G Corp.	25,000	1,785
Scandinavian Tobacco Group A/S (e)	1,100,053	22,541
		24,326

TOTAL CONSUMER STAPLES		4,113,179

ENERGY - 5.4%
Energy Equipment & Services - 0.3%
AKITA Drilling Ltd. Class A (non-vtg.) (a)	1,440,233	935
Bristow Group, Inc. (a)	224,757	5,839
Cathedral Energy Services Ltd. (a)	1,297,710	520
Championx Corp. (a)	399,734	9,290
Geospace Technologies Corp. (a)(c)	696,035	6,076
Helix Energy Solutions Group, Inc. (a)(b)	649,508	2,695
John Wood Group PLC (a)	779,663	2,363
KS Energy Services Ltd. (a)(d)	12,911,018	124
Liberty Oilfield Services, Inc. Class A (a)	4,716,938	48,066
Oil States International, Inc. (a)	2,644,719	14,969
PHX Energy Services Corp.	1,339,349	4,423
Tidewater, Inc. warrants 11/14/24 (a)	61,369	14
Total Energy Services, Inc. (a)	1,967,156	6,339
		101,653
Oil, Gas & Consumable Fuels - 5.1%
Adams Resources & Energy, Inc.	136,803	3,655
Beach Energy Ltd.	13,919,345	12,258
Berry Corp.	2,680,414	14,876
Bonanza Creek Energy, Inc.	1,332,197	51,250
China Petroleum & Chemical Corp.:
(H Shares)	24,978,229	11,422
sponsored ADR (H Shares)	97,952	4,478
CNX Resources Corp. (a)(b)	1,400,002	16,940
Delek U.S. Holdings, Inc. (b)	1,696,384	29,483
Denbury, Inc. (a)	135,237	8,886
DHT Holdings, Inc.	1,536,343	8,911
Diamondback Energy, Inc.	649,439	50,091
Energy Transfer LP	300,000	2,958
Enterprise Products Partners LP	1,500,867	33,875
EQT Corp. (a)	7,700,018	141,603
Extraction Oil & Gas, Inc. (a)	600,046	26,696
Fuji Kosan Co. Ltd.	247,981	2,355
Great Eastern Shipping Co. Ltd.	2,048,255	9,367
Hankook Shell Oil Co. Ltd.	44,000	10,458
HollyFrontier Corp.	1,650,077	48,512
Iwatani Corp.	100,034	5,717
Kyungdong Invest Co. Ltd.	100,015	3,505
Marathon Oil Corp.	12,189,565	141,277
Marathon Petroleum Corp.	1,498,758	82,761
Mi Chang Oil Industrial Co. Ltd. (c)	173,900	12,551
Murphy Oil Corp. (b)(c)	12,656,027	274,762
NACCO Industries, Inc. Class A	488,357	12,243
Northern Oil & Gas, Inc.	133,334	2,303
Oasis Petroleum, Inc.	400,057	36,689
Oil & Natural Gas Corp. Ltd.	67,000,893	103,912
Oil India Ltd.	10,746,554	24,119
Ovintiv, Inc.	1,876,158	48,142
PDC Energy, Inc.	200,067	7,913
Petronet LNG Ltd.	4,169,900	12,242
Pioneer Natural Resources Co.	17,692	2,572
Range Resources Corp. (a)	300,023	4,569
Reliance Industries Ltd.	92,600	2,535
SilverBow Resources, Inc. (a)	245,089	4,858
Southwestern Energy Co. (a)(c)	35,768,884	168,471
Star Petroleum Refining PCL (a)	8,977,428	2,295
Thai Oil PCL (For. Reg.)	489,382	655
Thungela Resources Ltd. (a)	19,982	62
Total SA sponsored ADR	1,596,654	69,662
Whiting Petroleum Corp. (a)(c)	3,896,617	182,751
World Fuel Services Corp.	876,993	30,221
		1,724,861

TOTAL ENERGY		1,826,514

FINANCIALS - 14.2%
Banks - 2.7%
ACNB Corp.	360,116	10,058
Arrow Financial Corp.	220,026	7,932
Associated Banc-Corp.	134,389	2,661
Bank Norwegian ASA	300,000	3,511
Bank of America Corp.	80,444	3,086
Bank7 Corp.	20,186	387
Bar Harbor Bankshares	414,274	11,865
C & F Financial Corp.	29,974	1,566
Camden National Corp.	405,208	18,141
Cathay General Bancorp	763,194	28,902
Central Pacific Financial Corp.	67,203	1,720
Central Valley Community Bancorp	100,000	2,239
Codorus Valley Bancorp, Inc. (c)	712,779	15,560
Comerica, Inc.	39,920	2,741
Community Trust Bancorp, Inc.	66,639	2,650
Dimeco, Inc.	35,458	1,303
Eagle Bancorp, Inc.	775,059	42,651
East West Bancorp, Inc.	467,686	33,276
Financial Institutions, Inc.	378,582	11,145
First Foundation, Inc.	113,090	2,666
First of Long Island Corp.	1,047,840	22,581
Five Star Bancorp (b)	142,274	3,467
FNB Corp., Pennsylvania	399,656	4,580
Glacier Bancorp, Inc.	65,361	3,370
Hanmi Financial Corp.	676,770	12,338
Hilltop Holdings, Inc.	133,484	4,229
Hope Bancorp, Inc.	1,514,532	20,068
Independent Bank Corp.	127,984	2,692
IndusInd Bank Ltd. (a)	218,200	2,879
LCNB Corp.	120,825	2,035
Meridian Bank/Malvern, PA	156,994	4,239
NIBC Holding NV (e)	244,490	2,030
Oak Valley Bancorp Oakdale California	17,300	302
OFG Bancorp	425,950	9,839
Plumas Bancorp	24,978	780
Popular, Inc.	54,890	3,994
Preferred Bank, Los Angeles	159,858	9,428
Regions Financial Corp.	155,882	3,001
Seven Bank Ltd.	100,000	218
Sparebank 1 Sr Bank ASA (primary capital certificate)	1,100,610	14,414
Sparebanken More (primary capital certificate)	200,037	8,672
Sparebanken Nord-Norge	2,000,199	18,950
Synovus Financial Corp.	72,736	2,975
Texas Capital Bancshares, Inc. (a)	1,099,026	69,217
The First Bancorp, Inc.	59,947	1,742
Unity Bancorp, Inc.	97,957	2,176
Van Lanschot NV (Bearer)	1,038,843	26,680
Washington Trust Bancorp, Inc.	486,857	23,734
Wells Fargo & Co.	8,797,424	404,154
West Bancorp., Inc.	550,014	16,214
Zions Bancorp NA	52,257	2,725
		907,783
Capital Markets - 1.5%
AllianceBernstein Holding LP	300,002	14,481
Banca Generali SpA	44,641	1,854
CI Financial Corp.	3,500,065	63,824
Cowen Group, Inc. Class A	43,342	1,733
Daou Data Corp.	30,000	368
Diamond Hill Investment Group, Inc.	14,987	2,582
Donnelley Financial Solutions, Inc. (a)	49,900	1,607
Federated Hermes, Inc.	2,470,015	80,127
Goldman Sachs Group, Inc.	8,400	3,149
Hamilton Lane, Inc. Class A	48,766	4,535
Lazard Ltd. Class A	1,598,302	75,440
LPL Financial	32,377	4,566
State Street Corp.	2,900,016	252,707
Virtu Financial, Inc. Class A	116,800	3,006
		509,979
Consumer Finance - 4.2%
Aeon Credit Service (Asia) Co. Ltd.	12,891,036	8,178
Cash Converters International Ltd.	19,000,789	3,695
Credit Acceptance Corp. (a)(b)	24,978	12,109
Discover Financial Services	2,438,337	303,134
Encore Capital Group, Inc. (a)	52,693	2,494
H&T Group PLC	499,936	1,821
Navient Corp.	1,265,799	25,860
Nicholas Financial, Inc. (a)	185,119	2,018
OneMain Holdings, Inc.	64,510	3,935
Regional Management Corp.	278,078	14,385
Santander Consumer U.S.A. Holdings, Inc.	9,750,848	400,077
Synchrony Financial	13,187,898	620,095
		1,397,801
Diversified Financial Services - 0.1%
Far East Horizon Ltd.	1,398,524	1,492
Ricoh Leasing Co. Ltd.	696,004	21,856
Zenkoku Hosho Co. Ltd.	250,000	11,303
		34,651
Insurance - 5.5%
AEGON NV	42,708,742	181,837
AFLAC, Inc.	4,939,801	271,689
Allstate Corp.	38,041	4,947
American Financial Group, Inc.	24,552	3,106
ASR Nederland NV	1,250,009	51,380
Chubb Ltd.	15,487	2,613
Db Insurance Co. Ltd.	850,000	42,103
Employers Holdings, Inc.	1,200,187	49,832
FBD Holdings PLC (a)	139,649	1,292
First American Financial Corp.	38,123	2,566
Globe Life, Inc.	23,453	2,184
GoHealth, Inc. (a)	9,961	88
Hartford Financial Services Group, Inc.	86,326	5,492
Hiscox Ltd. (a)	211,097	2,572
Hyundai Fire & Marine Insurance Co. Ltd.	420,804	9,473
Legal & General Group PLC	4,300,000	15,624
Lincoln National Corp.	3,900,908	240,374
MetLife, Inc.	130,910	7,554
National Western Life Group, Inc.	111,587	23,198
NN Group NV	1,126,091	56,011
Old Republic International Corp.	102,929	2,538
Primerica, Inc.	209,182	30,587
Principal Financial Group, Inc.	269,998	16,775
Prudential Financial, Inc.	1,398,948	140,287
Qualitas Controladora S.A.B. de CV	613,231	2,985
Reinsurance Group of America, Inc.	2,150,079	236,896
RenaissanceRe Holdings Ltd.	433,512	66,193
Selectquote, Inc. (a)	106,096	1,889
Talanx AG	99,840	4,247
The Travelers Companies, Inc.	19,983	2,976
Unum Group (c)	14,069,102	385,493
		1,864,801
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	81,932	696
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	399,228	2,515
Axos Financial, Inc. (a)	160,000	7,656
Equitable Group, Inc.	110,000	13,225
Essent Group Ltd.	100,000	4,517
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.)	4,999	453
Class C (non-vtg.)	124,962	12,184
Genworth Mortgage Insurance Ltd.	3,977,018	5,954
Hingham Institution for Savings	11,500	3,439
Meta Financial Group, Inc.	71,855	3,571
Southern Missouri Bancorp, Inc.	102,367	4,594
Walker & Dunlop, Inc.	18,084	1,871
		59,979

TOTAL FINANCIALS		4,775,690

HEALTH CARE - 11.7%
Biotechnology - 1.6%
Amgen, Inc.	1,858,947	449,010
Cell Biotech Co. Ltd.	50,000	848
Essex Bio-Technology Ltd.	5,000,249	4,298
Gilead Sciences, Inc.	146,589	10,011
Regeneron Pharmaceuticals, Inc. (a)	144,041	82,767
		546,934
Health Care Equipment & Supplies - 0.5%
Arts Optical International Holdings Ltd. (a)	18,807,377	1,694
Boston Scientific Corp. (a)	119,640	5,456
Hologic, Inc. (a)	34,929	2,621
Hoshiiryou Sanki Co. Ltd. (c)	277,151	9,208
I-Sens, Inc.	150,000	4,222
InBody Co. Ltd.	310,022	7,826
Integra LifeSciences Holdings Corp. (a)	52,948	3,833
Meridian Bioscience, Inc. (a)	124,912	2,561
Nakanishi, Inc.	488,985	10,127
Prim SA (c)	1,405,544	22,342
ResMed, Inc.	42,230	11,478
St.Shine Optical Co. Ltd.	2,275,000	31,336
Techno Medica Co. Ltd.	38,118	555
Utah Medical Products, Inc. (c)	257,715	23,040
Value Added Technology Co. Ltd.	280,000	8,744
Vieworks Co. Ltd.	310,330	9,893
		154,936
Health Care Providers & Services - 8.4%
Anthem, Inc.	1,807,969	694,278
Centene Corp. (a)	680,073	46,660
Cigna Corp.	153,315	35,184
CVS Health Corp.	71,502	5,889
DVx, Inc. (c)	629,421	5,669
HCA Holdings, Inc.	13,971	3,468
Hi-Clearance, Inc.	1,540,000	7,721
Humana, Inc.	7,772	3,310
Laboratory Corp. of America Holdings (a)	18,035	5,341
Medica Sur SA de CV	325,388	519
MEDNAX, Inc. (a)	1,773,614	51,648
Quest Diagnostics, Inc.	28,346	4,019
Ship Healthcare Holdings, Inc.	70,329	1,767
Sinopharm Group Co. Ltd. (H Shares)	23,996,316	62,993
Tokai Corp.	211,013	4,639
Triple-S Management Corp. (a)(c)	1,699,215	41,342
UDG Healthcare PLC (United Kingdom)	550,041	8,242
UnitedHealth Group, Inc.	3,811,909	1,571,350
Universal Health Services, Inc. Class B	1,586,123	254,430
WIN-Partners Co. Ltd. (c)	2,473,045	22,407
		2,830,876
Health Care Technology - 0.1%
Schrodinger, Inc. (a)	198,846	13,456
Pharmaceuticals - 1.1%
Bliss Gvs Pharma Ltd.	3,000,000	4,350
Bristol-Myers Squibb Co.	33,932	2,303
China Medical System Holdings Ltd.	4,500,044	9,126
Consun Pharmaceutical Group Ltd.	4,000,075	2,368
Daewon Pharmaceutical Co. Ltd. (c)	2,080,507	28,516
Dai Han Pharmaceutical Co. Ltd.	230,937	6,481
Daito Pharmaceutical Co. Ltd.	355,893	10,754
Dawnrays Pharmaceutical Holdings Ltd.	36,500,533	8,361
DongKook Pharmaceutical Co. Ltd.(c)	3,000,500	65,593
Faes Farma SA	450,012	1,756
FDC Ltd. (a)	2,507,108	12,552
Fuji Pharma Co. Ltd.	634,496	6,507
Genomma Lab Internacional SA de CV (a)	2,832,384	2,752
Granules India Ltd.	100,000	510
Huons Co. Ltd. (c)	736,314	38,644
Hypermarcas SA	10,000	68
Jazz Pharmaceuticals PLC (a)	15,432	2,616
Kaken Pharmaceutical Co. Ltd.	35,056	1,545
Kissei Pharmaceutical Co. Ltd.	100,000	2,046
Kwang Dong Pharmaceutical Co. Ltd. (c)	3,100,000	23,773
Kyung Dong Pharmaceutical Co. Ltd.	800,000	7,217
Lee's Pharmaceutical Holdings Ltd.	11,976,221	6,134
Luye Pharma Group Ltd. (e)	2,500,015	1,345
Organon & Co. (a)	9,991	290
Recordati SpA	1,425,407	88,231
Syngen Biotech Co. Ltd.	300,000	1,072
Taro Pharmaceutical Industries Ltd. (a)	42,415	3,020
Towa Pharmaceutical Co. Ltd.	50,000	1,272
Whanin Pharmaceutical Co. Ltd. (c)	1,750,000	32,487
Zhaoke Ophthalmology Ltd. (a)(e)	1,300,550	1,339
		373,028

TOTAL HEALTH CARE		3,919,230

INDUSTRIALS - 7.3%
Aerospace & Defense - 0.1%
Curtiss-Wright Corp.	135,341	16,011
The Boeing Co. (a)	39,700	8,991
Ultra Electronics Holdings PLC	91,770	4,044
Vectrus, Inc. (a)	98,186	4,447
		33,493
Air Freight & Logistics - 0.1%
Sinotrans Ltd. (H Shares)	28,000,160	10,341
Airlines - 0.0%
Jet2 PLC (a)	112,260	1,937
Spirit Airlines, Inc. (a)	185,925	5,016
		6,953
Building Products - 0.2%
American Woodmark Corp. (a)	23,010	1,708
Builders FirstSource, Inc. (a)	89,156	3,967
Gibraltar Industries, Inc. (a)	47,192	3,524
Jeld-Wen Holding, Inc. (a)	589,281	15,604
Kondotec, Inc. (c)	1,612,264	14,652
Nihon Flush Co. Ltd.	500,020	5,570
Owens Corning	42,114	4,050
		49,075
Commercial Services & Supplies - 0.7%
Aeon Delight Co. Ltd.	83,215	2,727
AJIS Co. Ltd. (c)	873,165	27,897
Asia File Corp. Bhd (a)	4,500,000	2,485
Calian Group Ltd.	75,299	3,686
Civeo Corp. (a)(c)	963,049	20,908
CoreCivic, Inc. (a)	4,704,155	48,359
CTS Co. Ltd.	4,990	37
Fursys, Inc. (c)	890,000	27,717
Left Field Printing Group Ltd.	1,175,162	82
Lion Rock Group Ltd.	18,802,601	1,984
Matthews International Corp. Class A	200,481	6,937
Mears Group PLC (a)	1,026,566	2,711
Mitie Group PLC (a)	37,300,134	32,871
NICE Total Cash Management Co., Ltd.	1,025,000	6,553
Prosegur Compania de Seguridad SA (Reg.)	717,364	2,451
Sunny Friend Environmental Technology Co. Ltd.	150,000	1,093
The Brink's Co.	3,000	231
VICOM Ltd.	374,254	563
VSE Corp. (c)	1,020,073	51,055
		240,347
Construction & Engineering - 0.6%
AECOM (a)	209,108	13,165
API Group Corp. (a)(e)	570,360	13,073
Argan, Inc.	66,423	2,986
Boustead Projs. Pte Ltd.	1,956,222	1,891
Boustead Singapore Ltd.	4,923,080	4,324
Comfort Systems U.S.A., Inc.	27,944	2,089
Construction Partners, Inc. Class A (a)	80,747	2,711
Daiichi Kensetsu Corp. (c)	1,675,595	32,029
EMCOR Group, Inc.	109,979	13,397
Fluor Corp. (a)	711,764	11,858
Geumhwa PSC Co. Ltd. (c)	360,000	10,337
Granite Construction, Inc.	365,521	14,043
Kyeryong Construction Industrial Co. Ltd. (c)	675,000	19,148
Meisei Industrial Co. Ltd.	1,098,046	7,427
Mirait Holdings Corp.	391,545	7,677
Nippon Rietec Co. Ltd.	997,895	15,664
Per Aarsleff Holding A/S	9,991	431
Primoris Services Corp.	32,800	981
Raiznext Corp.	1,400,038	14,549
Seikitokyu Kogyo Co. Ltd.	249,981	1,992
Shinnihon Corp.	1,700,012	13,280
Totetsu Kogyo Co. Ltd.	150,048	3,173
United Integrated Services Co.	300,800	2,111
Valmont Industries, Inc.	13,273	3,145
		211,481
Electrical Equipment - 0.9%
Acuity Brands, Inc.	564,947	99,080
Aichi Electric Co. Ltd.	318,193	8,295
AQ Group AB (a)	709,252	26,118
Atkore, Inc. (a)	102,854	7,725
AZZ, Inc.	52,500	2,782
Chiyoda Integre Co. Ltd.	322,176	5,227
Generac Holdings, Inc. (a)	10,001	4,194
GrafTech International Ltd.	5,792,793	65,864
Hammond Power Solutions, Inc. Class A	442,293	3,652
I-Sheng Electric Wire & Cable Co. Ltd.	5,500,000	8,910
Korea Electric Terminal Co. Ltd. (c)	559,623	45,876
Sensata Technologies, Inc. PLC (a)	286,272	16,781
Servotronics, Inc. (a)	112,155	960
TKH Group NV (depositary receipt)	150,099	7,966
Vitzrocell Co. Ltd.	125,000	1,805
		305,235
Industrial Conglomerates - 0.4%
DCC PLC (United Kingdom)	1,549,617	129,798
Mytilineos SA	198,659	3,686
Reunert Ltd.	1,662,387	5,390
Rheinmetall AG	27,841	2,674
		141,548
Machinery - 1.9%
Aalberts Industries NV (c)	6,375,304	388,118
Allison Transmission Holdings, Inc.	333,077	13,293
ASL Marine Holdings Ltd. (a)(c)	44,012,442	2,274
Clean & Science Co. Ltd.	45,000	890
Daiwa Industries Ltd.	190,617	1,979
Estic Corp.	11,480	479
Foremost Income Fund (a)	2,141,103	9,576
Haitian International Holdings Ltd.	5,847,732	21,408
Hurco Companies, Inc.	133,921	4,545
Hyster-Yale Materials Handling:
Class A (c)	209,623	15,017
Class B (a)(c)	310,000	22,208
Ihara Science Corp. (c)	961,846	17,132
ITT, Inc.	58,537	5,731
JOST Werke AG (e)	76,545	4,676
Kyowakogyosyo Co. Ltd.	42,300	1,716
Luxfer Holdings PLC sponsored	174,183	3,632
Maruzen Co. Ltd. (c)	1,554,041	33,728
Miller Industries, Inc.	75,158	2,819
Mincon Group PLC	2,111,912	3,182
Mitsui Engineering & Shipbuilding Co. (a)	1,000,069	4,678
Nadex Co. Ltd. (c)	778,484	5,173
Nippon Dry-Chemical Co. Ltd.	62,222	1,059
Nitchitsu Co. Ltd.	50,046	648
Park-Ohio Holdings Corp.	401,981	11,694
Semperit AG Holding	372,948	13,737
Shinwa Co. Ltd.	700	14
SIMPAC, Inc.	1,300,000	7,905
Stabilus SA	37,925	3,007
Takamatsu Machinery Co. Ltd.	326,704	2,162
TK Group Holdings Ltd.	18,000	7
Tocalo Co. Ltd.	2,997,742	37,409
Trinity Industrial Corp.	828,279	6,599
		646,495
Marine - 0.1%
Eagle Bulk Shipping, Inc. (a)	92,787	3,869
Genco Shipping & Trading Ltd.	733,818	12,879
Kirby Corp. (a)	180,823	10,471
SITC International Holdings Co. Ltd.	459,955	1,894
Tokyo Kisen Co. Ltd. (c)	811,258	4,400
		33,513
Professional Services - 0.3%
ABIST Co. Ltd.	74,647	1,990
Altech Corp.	100,082	1,847
Barrett Business Services, Inc.	25,091	1,837
Benext-Yumeshin Group Co.	100,000	1,239
Career Design Center Co. Ltd.	23,300	228
Careerlink Co. Ltd. (b)	49,956	873
Hito Communications Holdings, Inc.	78,678	1,502
Kelly Services, Inc. Class A (non-vtg.) (a)	200,018	4,384
Kforce, Inc.	45,136	2,818
McMillan Shakespeare Ltd.	1,582,758	14,693
Nielsen Holdings PLC	974,947	23,096
Outsourcing, Inc.	24,978	474
Persol Holdings Co. Ltd.	200,870	4,019
Quick Co. Ltd.	257,867	2,811
Robert Half International, Inc.	28,496	2,799
SaraminHR Co. Ltd.	75,000	3,217
Science Applications Internati	99,733	8,707
SHL-JAPAN Ltd.	109,525	2,899
Synergie SA	135,088	5,929
TrueBlue, Inc. (a)	409,461	11,133
WDB Holdings Co. Ltd.	130,241	3,591
Will Group, Inc.	597,357	5,222
World Holdings Co. Ltd.	175,000	5,065
		110,373
Road & Rail - 0.7%
Alps Logistics Co. Ltd. (c)	2,725,677	24,224
Chilled & Frozen Logistics Holdings Co. Ltd.	825,320	12,383
Daqin Railway Co. Ltd. (A Shares)	32,500,000	29,575
Hamakyorex Co. Ltd. (c)	1,225,995	35,258
Higashi Twenty One Co. Ltd.	195,842	1,239
Knight-Swift Transportation Holdings, Inc. Class A	203,778	10,126
Ryder System, Inc.	20,958	1,596
Sakai Moving Service Co. Ltd. (c)	1,124,027	53,996
Stef SA	25,000	2,906
Trancom Co. Ltd. (c)	836,447	65,037
Universal Logistics Holdings, Inc.	191,235	4,408
		240,748
Trading Companies & Distributors - 1.2%
AddTech AB (B Shares)	2,425,043	50,425
Alconix Corp. (c)	2,073,581	27,426
Applied Industrial Technologies, Inc.	49,620	4,451
Chori Co. Ltd.	483,213	8,285
GMS, Inc. (a)	71,800	3,528
Goodfellow, Inc. (c)	707,146	5,770
Itochu Corp.	3,991,406	118,143
Jalux, Inc. (a)	9,978	152
Lumax International Corp. Ltd.	1,988,900	4,887
Meiwa Corp.	1,679,944	7,167
Mitani Shoji Co. Ltd.	710,723	53,318
MRC Global, Inc. (a)	1,914,700	17,558
Nishikawa Keisoku Co. Ltd.	9,971	427
NOW, Inc. (a)	650,032	6,416
Otec Corp.	121,823	2,854
Parker Corp. (c)	2,171,119	10,944
Richelieu Hardware Ltd.	728,425	25,404
Rush Enterprises, Inc. Class A	79,939	3,756
Senshu Electric Co. Ltd. (c)	870,254	30,184
Tanaka Co. Ltd.	36,129	215
TECHNO ASSOCIE Co. Ltd.	240,919	2,398
Totech Corp. (c)	881,825	21,012
Yamazen Co. Ltd.	49,966	469
		405,189
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	8,836,157	5,276
Daito Koun Co. Ltd.	7,094	40
Isewan Terminal Service Co. Ltd.	1,264,114	7,997
Meiko Transportation Co. Ltd.	822,647	8,871
Qingdao Port International Co. Ltd. (H Shares) (e)	16,588,315	8,538
		30,722

TOTAL INDUSTRIALS		2,465,513

INFORMATION TECHNOLOGY - 13.7%
Communications Equipment - 0.0%
Calix, Inc. (a)	166,261	7,778
Casa Systems, Inc. (a)	636,475	4,780
		12,558
Electronic Equipment & Components - 5.4%
A&D Co. Ltd.	587,816	5,272
Advanced Energy Industries, Inc.	178,003	18,468
Alviva Holdings Ltd. (c)	7,393,459	6,636
Amphenol Corp. Class A	106,363	7,710
Arrow Electronics, Inc. (a)	28,477	3,377
Avnet, Inc.	67,754	2,800
CDW Corp.	79,335	14,546
CONEXIO Corp.	22,752	331
Daido Signal Co. Ltd.	97,140	536
Daiwabo Holdings Co. Ltd.	650,034	13,059
Dynapack International Technology Corp.	1,809,000	6,590
Elematec Corp. (c)	2,179,162	22,625
FLEXium Interconnect, Inc.	500,000	2,337
Hon Hai Precision Industry Co. Ltd. (Foxconn)	142,480,912	563,589
IDIS Holdings Co. Ltd. (c)	800,000	9,716
Insight Enterprises, Inc. (a)	377,612	37,905
Keysight Technologies, Inc. (a)	100,313	16,507
Kingboard Chemical Holdings Ltd. (c)	68,861,979	360,652
Kitron ASA	1,000,002	2,200
Methode Electronics, Inc. Class A	898,012	42,952
Muramoto Electronic Thailand PCL (For. Reg.)	957,485	6,818
Nippo Ltd. (c)	699,406	3,908
PAX Global Technology Ltd.	16,989,470	18,364
Redington India Ltd.	13,947,410	61,395
Restar Holdings Corp.	700,305	12,384
SAMT Co. Ltd.	100,000	366
ScanSource, Inc. (a)(c)	1,500,480	41,398
Shibaura Electronics Co. Ltd. (c)	501,400	22,601
Simplo Technology Co. Ltd.	5,400,000	71,503
SYNNEX Corp.	2,483,178	296,839
Test Research, Inc.	100,000	206
Thinking Electronic Industries Co. Ltd.	400,000	3,170
Tomen Devices Corp. (c)	526,409	24,280
Tripod Technology Corp.	1,266,000	5,449
VSTECS Holdings Ltd. (c)	114,253,692	91,154
Wayside Technology Group, Inc. (c)	314,754	8,923
		1,806,566
IT Services - 4.3%
ALTEN	475,036	75,511
Amdocs Ltd.	4,176,876	322,079
Argo Graphics, Inc.	745,967	23,357
CDS Co. Ltd.	277,088	4,021
Concentrix Corp. (a)	2,526,050	413,590
CSE Global Ltd. (c)	39,895,270	15,164
Data Applications Co. Ltd.	29,923	437
Densan System Holdings Co. Ltd.	40,078	1,054
Dimerco Data System Corp.	850,000	2,196
DTS Corp.	300,015	7,203
DXC Technology Co. (a)	1,600,025	63,969
E-Credible Co. Ltd.	130,349	2,358
eClerx Services Ltd.	1,000,270	30,209
EOH Holdings Ltd. (a)(b)	6,251,222	2,773
EPAM Systems, Inc. (a)	25,483	14,265
Estore Corp.	99,932	1,694
ExlService Holdings, Inc. (a)	149,392	16,914
Gabia, Inc. (c)	900,000	12,492
Global Payments, Inc.	57,484	11,118
Indra Sistemas SA (a)(c)	11,930,802	124,829
Information Planning Co. Ltd.	34,782	937
Know IT AB (c)	1,100,080	38,593
Nice Information & Telecom, Inc.	306,987	9,014
Paya Holdings, Inc. (a)(b)	551,007	6,331
Poletowin Pitcrew Holdings, Inc.	50,000	471
Proact IT Group AB	5,000	47
Societe Pour L'Informatique Industrielle SA (c)	1,620,722	66,906
Softcreate Co. Ltd.	600,070	15,682
Sysage Technology Co. Ltd.	1,900,000	2,720
TDC Soft, Inc.	256,535	2,561
The Western Union Co.	7,036,388	163,315
TravelSky Technology Ltd. (H Shares)	200,049	340
Verra Mobility Corp. (a)	800,614	12,257
WNS Holdings Ltd. sponsored ADR (a)	57,428	4,729
		1,469,136
Semiconductors & Semiconductor Equipment - 0.4%
ASM Pacific Technology Ltd.	133,183	1,714
Axell Corp.	99,935	778
CMC Materials, Inc.	68,445	9,900
FormFactor, Inc. (a)	149,304	5,563
Japan Material Co. Ltd.	100,056	1,191
Machvision, Inc.	1,000	9
Melexis NV	124,746	13,903
Miraial Co. Ltd.	175,457	1,985
MKS Instruments, Inc.	88,867	13,902
Powertech Technology, Inc.	9,000,000	35,699
Renesas Electronics Corp. (a)	419,805	4,519
Semtech Corp. (a)	136,113	8,427
Synaptics, Inc. (a)	59,537	9,045
Systems Technology, Inc.	125,000	1,854
Topco Scientific Co. Ltd.	3,400,000	15,799
Trio-Tech International (a)	49,069	238
		124,526
Software - 1.4%
AdaptIT Holdings Ltd. (a)	2,800,794	1,298
ANSYS, Inc. (a)	974,136	358,930
Aspen Technology, Inc. (a)	48,079	7,032
Cerence, Inc. (a)(b)	101,602	10,923
Check Point Software Technologies Ltd. (a)	15,000	1,907
Cresco Ltd.	350,085	6,245
Focus Systems Corp.	31,372	284
InfoVine Co. Ltd. (c)	175,000	4,205
KSK Co., Ltd. (c)	519,838	11,102
Manhattan Associates, Inc. (a)	109,413	17,466
Minwise Co. Ltd.	214,374	3,831
NetGem SA (a)	831,155	1,114
Nippon Systemware Co. Ltd.	150,047	3,292
Nucleus Software Exports Ltd.	600,000	5,475
Open Text Corp.	58,523	3,040
Pegasystems, Inc.	56,247	7,179
Pro-Ship, Inc.	523,928	6,982
Sinosoft Tech Group Ltd.	999,115	152
SPS Commerce, Inc. (a)	138,220	15,059
System Research Co. Ltd.	38,562	757
Telos Corp.	183,722	5,148
		471,421
Technology Hardware, Storage & Peripherals - 2.2%
Chenbro Micom Co. Ltd.	609,000	1,629
Dell Technologies, Inc. (a)	950,046	91,793
Elecom Co. Ltd.	150,000	2,632
HP, Inc.	153,292	4,426
MCJ Co. Ltd.	650,035	7,324
Samsung Electronics Co. Ltd.	35,500	2,417
Seagate Technology Holdings PLC	6,750,385	593,359
Super Micro Computer, Inc. (a)	650,087	24,729
TSC Auto ID Technology Corp.	582,000	4,815
		733,124

TOTAL INFORMATION TECHNOLOGY		4,617,331

MATERIALS - 4.2%
Chemicals - 2.0%
AdvanSix, Inc. (a)	150,000	5,018
Axalta Coating Systems Ltd. (a)	286,360	8,619
Birla Carbon Thailand PCL (For. Reg.)	11,275,884	15,442
C. Uyemura & Co. Ltd.	750,844	31,415
Chase Corp. (c)	498,958	58,144
Core Molding Technologies, Inc. (a)	281,899	4,011
Deepak Fertilisers and Petrochemicals Corp. Ltd. (a)	756,706	4,386
EcoGreen International Group Ltd. (c)	51,754,838	13,453
Element Solutions, Inc.	169,156	3,957
FMC Corp.	1,011,619	108,193
Fujikura Kasei Co., Ltd. (c)	2,651,544	12,012
Fuso Chemical Co. Ltd.	50,088	1,797
Gujarat Narmada Valley Fertilizers Co.	5,000,000	25,873
Gujarat State Fertilizers & Chemicals Ltd. (c)	26,500,000	43,576
Honshu Chemical Industry Co. Ltd. (c)	745,967	12,403
Huntsman Corp.	162,529	4,292
Innospec, Inc.	167,906	14,851
KPX Chemical Co. Ltd.	163,083	9,054
KPX Holdings Corp.	60,171	3,555
Miwon Chemicals Co. Ltd.	53,095	3,749
Miwon Commercial Co. Ltd.	52,000	9,473
Muto Seiko Co. Ltd.	233,096	1,241
Nihon Parkerizing Co. Ltd.	301,106	3,080
Nippon Soda Co. Ltd.	308,042	9,842
Scientex Bhd	100,000	99
SK Kaken Co. Ltd.	49,665	18,878
Soken Chemical & Engineer Co. Ltd. (c)	652,212	11,682
T&K Toka Co. Ltd. (c)	1,315,869	9,788
Thai Rayon PCL:
(For. Reg.)	2,659,605	2,509
NVDR	83,604	79
The Chemours Co. LLC	419,757	13,957
The Mosaic Co.	2,795,054	87,290
Trinseo SA (b)	88,498	4,811
Yara International ASA	1,697,142	89,383
Yip's Chemical Holdings Ltd.	26,975,354	17,703
		663,615
Construction Materials - 0.2%
Buzzi Unicem SpA	1,000,504	26,467
Eagle Materials, Inc.	23,180	3,276
Mitani Sekisan Co. Ltd. (c)	1,369,688	55,497
RHI Magnesita NV	94,541	4,973
West China Cement Ltd.	3,000,759	448
		90,661
Containers & Packaging - 0.3%
Berry Global Group, Inc. (a)	47,405	3,048
Chuoh Pack Industry Co. Ltd. (c)	412,645	4,123
International Paper Co.	26,105	1,508
Kohsoku Corp. (c)	1,699,254	23,187
Mayr-Melnhof Karton AG	12,462	2,652
O-I Glass, Inc. (a)	181,450	2,684
Packaging Corp. of America	28,595	4,046
Samhwa Crown & Closure Co. Ltd.	47,893	1,822
Silgan Holdings, Inc.	186,509	7,557
The Pack Corp. (c)	1,491,537	38,517
WestRock Co.	35,770	1,760
		90,904
Metals & Mining - 1.4%
Anglo American PLC (United Kingdom)	199,823	8,855
Arconic Corp. (a)	50,759	1,824
Boliden AB	150,000	5,846
Chubu Steel Plate Co. Ltd.	405,181	2,899
Cleveland-Cliffs, Inc. (a)	11,800,489	295,012
Commercial Metals Co.	112,074	3,676
Compania de Minas Buenaventura SA sponsored ADR (a)	2,098,765	17,336
Gatos Silver, Inc.	779,345	10,630
Granges AB	325,793	4,307
Hill & Smith Holdings PLC	781,981	17,652
Kirkland Lake Gold Ltd.	400,009	17,105
Newmont Corp.	100,000	6,282
Perenti Global Ltd.	12,000,755	8,014
Reliance Steel & Aluminum Co.	19,229	3,022
Sandfire Resources NL	2,300,096	11,680
Teck Resources Ltd. Class B (sub. vtg.)	500,736	11,431
Tohoku Steel Co. Ltd. (c)	611,903	9,538
Tokyo Tekko Co. Ltd. (c)	745,371	10,518
Warrior Metropolitan Coal, Inc.	1,424,412	26,594
Webco Industries, Inc. (a)	7,428	943
		473,164
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	228,816	12,686
Schweitzer-Mauduit International, Inc.	69,942	2,751
Stella-Jones, Inc.	2,150,092	78,018
Western Forest Products, Inc.	1,905,790	2,948
		96,403

TOTAL MATERIALS		1,414,747

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.0%
CubeSmart	54,100	2,687
Real Estate Management & Development - 0.2%
Anabuki Kosan, Inc.	98,701	1,815
Century21 Real Estate Japan Ltd.	99,929	966
Daito Trust Construction Co. Ltd.	100,000	11,704
Jones Lang LaSalle, Inc. (a)	23,057	5,132
LSL Property Services PLC	1,225,463	7,171
Realogy Holdings Corp. (a)	202,166	3,582
Relo Group, Inc.	199,584	4,379
Selvaag Bolig ASA	520,667	3,448
Servcorp Ltd.	824,638	2,003
Sino Land Ltd.	1,755,426	2,688
Tejon Ranch Co. (a)	422,538	7,703
Wing Tai Holdings Ltd.	1,686,490	2,278
		52,869

TOTAL REAL ESTATE		55,556

UTILITIES - 1.6%
Electric Utilities - 1.4%
Exelon Corp.	300,799	14,077
PG&E Corp. (a)	27,200,184	239,090
PPL Corp.	7,579,990	215,044
		468,211
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	55,026	2,917
China Resource Gas Group Ltd.	197,066	1,215
GAIL India Ltd.	3,400,310	6,383
Hokuriku Gas Co.	149,692	4,305
K&O Energy Group, Inc.	200,097	2,375
Keiyo Gas Co. Ltd.	122,742	3,703
KyungDong City Gas Co. Ltd.	260,078	5,347
Star Gas Partners LP	195,008	2,299
		28,544
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	35,000,090	29,360
Multi-Utilities - 0.0%
CMS Energy Corp.	157,621	9,739
Water Utilities - 0.0%
Manila Water Co., Inc. (a)	5,495,276	1,782

TOTAL UTILITIES		537,636

TOTAL COMMON STOCKS
(Cost $14,558,538)		31,676,545

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Qurate Retail, Inc. 8.00%	17,337	1,880
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Namyang Dairy Products Co. Ltd.	4,917	1,514
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	76,944	1,795
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $3,596)		5,189
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% 10/15/22 (Cost $0)(d)(f)	9,933	0
	Shares	Value (000s)

Money Market Funds - 6.5%
Fidelity Cash Central Fund 0.06% (g)	2,015,451,622	2,015,855
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	173,788,057	173,805
TOTAL MONEY MARKET FUNDS
(Cost $2,189,628)		2,189,660
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $16,751,762)		33,871,394
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(193,835)
NET ASSETS - 100%		$33,677,559

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,020,000 or 0.2% of net assets.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$754
Fidelity Securities Lending Cash Central Fund	2,243
Total	$2,997

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$497,380	$6,460,357	$4,941,838	$65	$(109)	$2,015,855	3.0%
Fidelity Securities Lending Cash Central Fund 0.06%	474,026	2,357,838	2,658,059	--	--	173,805	0.5%
Total	$971,406	$8,818,195	$7,599,897	$65	$(109)	$2,189,660

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Aalberts Industries NV	$232,253	$--	$8,032	$4,046	$5,191	$158,706	$388,118
AJIS Co. Ltd.	19,443	--	139	543	103	8,490	27,897
Alconix Corp.	23,815	--	139	729	78	3,672	27,426
Alps Logistics Co. Ltd.	18,932	--	782	576	311	5,763	24,224
Alviva Holdings Ltd.	2,320	187	24	55	(4)	4,157	6,636
ASL Marine Holdings Ltd.	925	--	16	--	(107)	1,472	2,274
ASTI Corp.	2,002	7	14	103	7	2,424	4,426
Barratt Developments PLC	390,589	--	48,147	6,026	22,953	157,838	523,233
Bed Bath & Beyond, Inc.	121,725	--	35,315	--	14,644	197,975	299,029
Belc Co. Ltd.	116,293	1,343	788	1,180	672	(37,673)	79,847
Belluna Co. Ltd.	45,969	--	2,687	875	1,379	7,785	52,446
BMTC Group, Inc.	23,435	--	280	683	268	20,266	43,689
Bonanza Creek Energy, Inc.	22,527	1,980	183	467	120	26,806	--
Calian Group Ltd.	26,532	--	25,142	269	19,870	(17,574)	--
Chase Corp.	51,781	--	1,672	402	1,560	6,475	58,144
Chuoh Pack Industry Co. Ltd.	4,308	--	19	138	8	(174)	4,123
Civeo Corp.	9,637	--	70	--	(83)	11,424	20,908
Clip Corp.	1,712	--	139	84	(31)	351	1,893
Codorus Valley Bancorp, Inc.	8,334	704	544	345	(245)	7,311	15,560
Concentrix Corp.	--	2,441	22,342	--	18,758	388,058	--
Core Molding Technologies, Inc.	3,182	--	6,115	--	2,273	4,671	--
Create SD Holdings Co. Ltd.	182,840	--	851	1,883	703	(12,906)	169,786
CSE Global Ltd.	13,975	50	72	815	22	1,189	15,164
Daewon Pharmaceutical Co. Ltd.	35,127	--	--	228	--	(6,611)	28,516
Daiichi Kensetsu Corp.	27,488	--	434	512	185	4,790	32,029
DongKook Pharmaceutical Co. Ltd.	76,511	--	3,218	400	2,447	(10,147)	65,593
DVx, Inc.	5,570	--	299	129	149	249	5,669
EcoGreen International Group Ltd.	7,498	661	49	495	10	5,333	13,453
Elematec Corp.	18,567	--	1,587	693	189	5,456	22,625
Ff Group	6,061	--	56	--	(69,427)	63,422	--
First Juken Co. Ltd.	11,647	--	71	499	25	2,830	14,431
Flanigans Enterprises, Inc.	1,419	80	548	--	161	1,362	--
Food Empire Holdings Ltd.	14,599	--	370	628	131	9,012	23,372
Fossil Group, Inc.	13,459	217	643	--	216	37,822	51,071
Fresh Del Monte Produce, Inc.	105,284	--	1,579	1,617	28	38,223	141,956
Fujikura Kasei Co., Ltd.	12,911	--	64	355	5	(840)	12,012
Fursys, Inc.	22,839	--	2,293	679	514	6,657	27,717
Gabia, Inc.	13,534	--	1,027	36	620	(635)	12,492
Geospace Technologies Corp.	5,280	--	27	--	(37)	860	6,076
Geumhwa PSC Co. Ltd.	7,451	--	--	335	--	2,886	10,337
Goodfellow, Inc.	3,177	--	24	242	15	2,602	5,770
Guess?, Inc.	40,290	--	102,703	1,422	(312)	62,725	--
Gujarat State Fertilizers & Chemicals Ltd.	22,634	--	3,048	355	(255)	24,245	43,576
Halows Co. Ltd.	44,122	3,970	3,048	364	1,780	(11,484)	35,340
Hamakyorex Co. Ltd.	36,481	--	169	768	90	(1,144)	35,258
Handsome Co. Ltd.	49,408	--	18,929	588	15,253	3,639	49,371
Honshu Chemical Industry Co. Ltd.	8,235	--	57	77	42	4,183	12,403
Hoshiiryou Sanki Co. Ltd.	9,378	--	46	116	20	(144)	9,208
Huons Co. Ltd.	--	41,499	--	--	--	(2,855)	38,644
Hyster-Yale Materials Handling Class A	7,972	4,015	9,393	320	6,395	6,028	15,017
Hyster-Yale Materials Handling Class B	11,566	--	--	395	--	10,642	22,208
I-Sheng Electric Wire & Cable Co. Ltd.	17,035	--	9,408	--	(1,176)	2,459	--
IA Group Corp.	3,466	--	17	116	2	382	3,833
ICT Group NV	4,211	--	8,232	198	4,235	(214)	--
IDIS Holdings Co. Ltd.	9,366	--	--	114	--	350	9,716
Ihara Science Corp.	12,854	--	75	370	53	4,300	17,132
Indra Sistemas SA	89,947	--	488	--	(445)	35,815	124,829
InfoVine Co. Ltd.	2,612	--	--	112	--	1,593	4,205
Intage Holdings, Inc.	26,489	--	177	921	125	18,722	45,159
INTOPS Co. Ltd.	20,257	--	46,500	247	36,589	(10,346)	--
JLM Couture, Inc.	347	--	3	--	(2)	(68)	274
Jumbo SA	191,257	--	812	9,400	626	(36,421)	154,650
Kingboard Chemical Holdings Ltd.	218,217	--	29,666	21,246	14,823	157,278	360,652
Know IT AB	28,167	--	9,335	962	6,574	13,187	38,593
Kohsoku Corp.	22,145	--	117	597	74	1,085	23,187
Kondotec, Inc.	17,155	--	80	418	66	(2,489)	14,652
Korea Electric Terminal Co. Ltd.	22,783	--	12,015	353	9,285	25,823	45,876
KSK Co., Ltd.	9,617	--	51	328	37	1,499	11,102
Kwang Dong Pharmaceutical Co. Ltd.	23,719	--	--	221	--	54	23,773
Kyeryong Construction Industrial Co. Ltd.	14,393	--	--	290	--	4,755	19,148
Maruzen Co. Ltd.	26,344	--	136	398	106	7,414	33,728
Mega First Corp. Bhd	48,295	--	22,766	1,018	16,361	(12,530)	--
Metro, Inc. Class A (sub. vtg.)	1,043,110	--	11,357	14,535	9,952	178,511	1,220,216
Mi Chang Oil Industrial Co. Ltd.	8,420	--	--	261	--	4,131	12,551
Mitani Sekisan Co. Ltd.	75,529	--	4,705	498	3,387	(18,714)	55,497
Motonic Corp.	17,755	--	9,995	652	4,080	8,146	19,986
Muhak Co. Ltd.	12,640	--	--	296	--	7,199	19,839
Murakami Corp.	17,475	--	100	337	81	5,877	23,333
Muramoto Electronic Thailand PCL (For. Reg.)	5,037	--	1,994	357	107	3,668	--
Murphy Oil Corp.	158,530	13,271	918	6,058	640	103,239	274,762
Nadex Co. Ltd.	4,926	3	23	123	9	258	5,173
Nafco Co. Ltd.	33,196	--	179	792	90	(726)	32,381
Next PLC	840,932	--	89,479	--	64,102	386,870	1,202,425
Nippo Ltd.	2,954	--	131	59	(41)	1,126	3,908
Origin Enterprises PLC	33,754	--	179	338	(68)	3,206	36,713
Parker Corp.	9,129	--	46	234	30	1,831	10,944
Piolax, Inc.	33,555	--	169	705	146	111	33,643
Prim SA	15,437	--	80	769	21	6,964	22,342
Rocky Mountain Chocolate Factory, Inc.	1,578	422	253	--	(574)	2,680	3,853
Sakai Moving Service Co. Ltd.	45,181	3,168	247	698	201	5,693	53,996
Sally Beauty Holdings, Inc.	46,546	28,967	2,011	--	(1,668)	46,124	117,958
Samsung Climate Control Co. Ltd.	2,634	--	7,083	28	4,107	342	--
Sanei Architecture Planning Co. Ltd.	13,397	--	97	596	58	7,937	21,295
Sarantis SA	39,173	--	201	1,021	153	1,764	40,889
ScanSource, Inc.	32,105	3,532	1,002	--	64	6,699	41,398
Senshu Electric Co. Ltd.	24,640	--	304	540	159	5,689	30,184
Sewon Precision Industries Co. Ltd.	1,686	--	--	9	--	58	1,744
Shibaura Electronics Co. Ltd.	11,755	--	5,207	376	3,508	12,545	22,601
SJM Co. Ltd.	2,707	--	--	47	--	3,243	5,950
SNT Holdings Co. Ltd.	11,509	--	--	418	--	4,385	15,894
Societe Pour L'Informatique Industrielle SA	36,445	--	233	161	194	30,500	66,906
Soken Chemical & Engineer Co. Ltd.	7,150	--	56	400	22	4,566	11,682
Southwestern Energy Co.	48,253	62,209	498	--	165	58,342	168,471
Sportscene Group, Inc. Class A	1,370	--	218	--	167	431	1,750
Step Co. Ltd.	14,501	--	864	352	453	2,249	16,339
Strattec Security Corp.	8,206	905	6,574	--	1,579	6,800	10,916
Sun Hing Vision Group Holdings Ltd.	3,068	--	17	--	(16)	509	3,544
Sunjin Co. Ltd.	19,638	--	1,110	169	282	12,516	31,326
SYNNEX Corp.	333,006	3,276	25,803	1,556	17,643	(4,608)	--
T&K Toka Co. Ltd.	9,717	--	49	164	12	108	9,788
The Buckle, Inc.	73,426	1,758	91,659	14,147	19,715	97,724	--
The Pack Corp.	37,290	--	187	694	84	1,330	38,517
Tohoku Steel Co. Ltd.	8,143	--	42	82	26	1,411	9,538
Tokyo Kisen Co. Ltd.	4,789	--	21	66	12	(380)	4,400
Tokyo Tekko Co. Ltd.	10,839	--	63	433	8	(266)	10,518
Tomen Devices Corp.	18,162	--	89	732	30	6,177	24,280
Totech Corp.	18,933	--	108	612	86	2,101	21,012
TOW Co. Ltd.	8,840	--	49	389	26	1,436	10,253
Trancom Co. Ltd.	60,496	--	326	807	321	4,546	65,037
Trio-Tech International	834	--	880	--	(99)	383	--
Triple-S Management Corp.	33,340	--	296	--	76	8,222	41,342
Unum Group	245,540	--	4,582	16,343	(136)	144,671	385,493
Utah Medical Products, Inc.	20,646	702	330	287	66	1,956	23,040
VSE Corp.	23,991	6,764	764	338	200	20,864	51,055
VSTECS Holdings Ltd.	68,486	--	1,611	3,242	1,197	23,082	91,154
Wayside Technology Group, Inc.	8,084	356	1,225	231	263	1,445	8,923
Whanin Pharmaceutical Co. Ltd.	22,390	--	--	375	--	10,097	32,487
Whiting Petroleum Corp.	--	112,474	418	--	245	70,450	182,751
WIN-Partners Co. Ltd.	21,431	--	118	687	84	1,010	22,407
Winas Ltd.	--	--	131	--	(4,507)	--	--
Winas Ltd.	117	--	--	--	--	4,521	--
Youngone Holdings Co. Ltd.	25,851	--	--	760	--	9,841	35,692
Yutaka Giken Co. Ltd.	15,764	--	90	353	43	6,384	22,101
	$6,503,749	$294,961	$717,243	$140,908	$260,812	$2,735,534	$8,159,673

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$506,437	$506,437	$--	$--
Consumer Discretionary	7,446,592	7,437,717	6,774	2,101
Consumer Staples	4,114,693	4,098,563	13,450	2,680
Energy	1,826,514	1,814,968	11,422	124
Financials	4,775,690	4,593,853	181,837	--
Health Care	3,919,230	3,879,101	40,129	--
Industrials	2,467,308	2,317,910	149,398	--
Information Technology	4,617,331	3,901,629	715,702	--
Materials	1,414,747	1,405,892	8,855	--
Real Estate	55,556	55,556	--	--
Utilities	537,636	537,636	--	--
Corporate Bonds	--	--	--	--
Money Market Funds	2,189,660	2,189,660	--	--
Total Investments in Securities:	$33,871,394	$32,738,922	$1,127,567	$4,905

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.6%
Japan	8.4%
United Kingdom	7.0%
Canada	5.3%
Cayman Islands	2.5%
Ireland	2.5%
Taiwan	2.2%
Netherlands	2.2%
Korea (South)	1.7%
Bermuda	1.2%
India	1.1%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $167,643) — See accompanying schedule: Unaffiliated issuers (cost $11,230,366)	$23,522,061
Fidelity Central Funds (cost $2,189,628)	2,189,660
Other affiliated issuers (cost $3,331,768)	8,159,673
Total Investment in Securities (cost $16,751,762)		$33,871,394
Cash		1,424
Foreign currency held at value (cost $11,969)		11,969
Receivable for investments sold		43,730
Receivable for fund shares sold		9,429
Dividends receivable		43,120
Distributions receivable from Fidelity Central Funds		239
Prepaid expenses		24
Other receivables		4,084
Total assets		33,985,413
Liabilities
Payable for investments purchased	$88,010
Payable for fund shares redeemed	18,653
Accrued management fee	18,328
Other affiliated payables	3,285
Other payables and accrued expenses	5,830
Collateral on securities loaned	173,748
Total liabilities		307,854
Net Assets		$33,677,559
Net Assets consist of:
Paid in capital		$14,726,264
Total accumulated earnings (loss)		18,951,295
Net Assets		$33,677,559
Net Asset Value and Maximum Offering Price
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($28,251,224 ÷ 486,702 shares)		$58.05
Class K:
Net Asset Value, offering price and redemption price per share ($5,426,335 ÷ 93,556 shares)		$58.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2021
Investment Income
Dividends (including $140,908 earned from other affiliated issuers)		$513,865
Income from Fidelity Central Funds (including $2,243 from security lending)		2,997
Total income		516,862
Expenses
Management fee
Basic fee	$169,038
Performance adjustment	(21,057)
Transfer agent fees	32,913
Accounting fees	1,978
Custodian fees and expenses	1,351
Independent trustees' fees and expenses	121
Registration fees	376
Audit	136
Legal	66
Miscellaneous	130
Total expenses before reductions	185,052
Expense reductions	(816)
Total expenses after reductions		184,236
Net investment income (loss)		332,626
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $7)	3,395,151
Fidelity Central Funds	65
Other affiliated issuers	260,812
Foreign currency transactions	(320)
Total net realized gain (loss)		3,655,708
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,234)	3,827,994
Fidelity Central Funds	(109)
Other affiliated issuers	2,735,534
Assets and liabilities in foreign currencies	(214)
Total change in net unrealized appreciation (depreciation)		6,563,205
Net gain (loss)		10,218,913
Net increase (decrease) in net assets resulting from operations		$10,551,539

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$332,626	$435,458
Net realized gain (loss)	3,655,708	1,793,954
Change in net unrealized appreciation (depreciation)	6,563,205	(2,670,784)
Net increase (decrease) in net assets resulting from operations	10,551,539	(441,372)
Distributions to shareholders	(2,896,021)	(2,435,932)
Share transactions - net increase (decrease)	2,211,116	(3,134,072)
Total increase (decrease) in net assets	9,866,634	(6,011,376)
Net Assets
Beginning of period	23,810,925	29,822,301
End of period	$33,677,559	$23,810,925

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$44.78	$49.03	$55.65	$54.38	$49.57
Income from Investment Operations
Net investment income (loss)A	.58	.73	.91	.80	.74
Net realized and unrealized gain (loss)	18.11	(.91)	(1.69)	5.33	6.47
Total from investment operations	18.69	(.18)	(.78)	6.13	7.21
Distributions from net investment income	(.86)	(.89)	(.84)	(.79)	(.60)
Distributions from net realized gain	(4.56)	(3.19)	(5.00)	(4.06)	(1.80)
Total distributions	(5.42)	(4.07)B	(5.84)	(4.86)B	(2.40)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$58.05	$44.78	$49.03	$55.65	$54.38
Total ReturnD	45.83%	(.48)%	(1.20)%	12.07%	15.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.78%	.52%	.62%	.67%
Expenses net of fee waivers, if any	.64%	.78%	.52%	.62%	.67%
Expenses net of all reductions	.64%	.78%	.51%	.62%	.67%
Net investment income (loss)	1.12%	1.64%	1.86%	1.48%	1.46%
Supplemental Data
Net assets, end of period (in millions)	$28,251	$19,517	$24,047	$28,809	$28,334
Portfolio turnover rateG,H	21%	9%I	17%	11%	8%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$44.75	$49.01	$55.63	$54.36	$49.56
Income from Investment Operations
Net investment income (loss)A	.62	.77	.96	.85	.79
Net realized and unrealized gain (loss)	18.09	(.91)	(1.69)	5.33	6.46
Total from investment operations	18.71	(.14)	(.73)	6.18	7.25
Distributions from net investment income	(.90)	(.93)	(.89)	(.84)	(.64)
Distributions from net realized gain	(4.56)	(3.19)	(5.00)	(4.06)	(1.80)
Total distributions	(5.46)	(4.12)	(5.89)	(4.91)B	(2.45)B
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$58.00	$44.75	$49.01	$55.63	$54.36
Total ReturnD	45.94%	(.41)%	(1.10)%	12.18%	15.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	.56%	.69%	.43%	.53%	.58%
Expenses net of fee waivers, if any	.56%	.69%	.43%	.53%	.58%
Expenses net of all reductions	.56%	.69%	.43%	.53%	.58%
Net investment income (loss)	1.20%	1.72%	1.95%	1.57%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$5,426	$4,294	$5,776	$7,601	$9,886
Portfolio turnover rateG,H	21%	9%I	17%	11%	8%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Low-Priced Stock Fund	$2,662

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), equity-debt classifications, redemptions in kind, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,615,854
Gross unrealized depreciation	(1,203,997)
Net unrealized appreciation (depreciation)	$16,411,857
Tax Cost	$17,459,537

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$423,255
Undistributed long-term capital gain	$2,190,015
Net unrealized appreciation (depreciation) on securities and other investments	$16,411,936
Capital loss carryforward	$(69,772)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(43,541)
Long-term	(26,231)
Total capital loss carryforward	$(69,772)

Due to a merger in a prior period, approximately $69,772 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $680 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Event Driven Opportunities Fund when it merged into the Fund on June 19, 2020.

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$464,968	$ 538,464
Long-term Capital Gains	2,431,053	1,897,468
Total	$2,896,021	$ 2,435,932

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	5,789,924	7,303,796

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Low-Priced Stock Fund	2,540	85,490	132,618	Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Low-Priced Stock Fund	4,797	131,827	224,491	Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$30,811.13
Class K	2,102.04
	$32,913

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Low-Priced Stock Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock Fund	$152

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	401,744	276,428

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Low-Priced Stock Fund	6

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Low-Priced Stock Fund	$54

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Low-Priced Stock Fund	$213	$–(a)	$–

 (a) In the amount of less than five hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $528 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $288.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Low-Priced Stock Fund
Distributions to shareholders
Low-Priced Stock	$2,398,869	$1,964,134
Class K	497,152	471,798
Total	$2,896,021	$2,435,932

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Low-Priced Stock Fund
Low-Priced Stock
Shares sold	68,345	31,910	$3,509,228	$1,400,927
Issued in exchange for the shares of Fidelity Event Driven Opportunities Fund	–	1,443	–	62,388
Reinvestment of distributions	49,768	39,403	2,225,821	1,803,602
Shares redeemed	(67,217)	(127,351)	(3,387,827)	(5,416,848)
Net increase (decrease)	50,896	(54,595)	$2,347,222	$(2,149,931)
Class K
Shares sold	21,379	19,495	$1,125,901	$873,715
Reinvestment of distributions	11,150	10,318	497,152	471,798
Shares redeemed	(34,914)	(51,729)	(1,759,159)	(2,329,654)
Net increase (decrease)	(2,385)	(21,916)	$(136,106)	$(984,141)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Prior Fiscal Year Merger Information.

On June 19, 2020, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Event Driven Opportunities Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $62,388, including securities of $55,831 and unrealized depreciation of $1,114, was combined with the Fund's net assets of $23,506,074 for total net assets after the acquisition of $23,568,462.

Pro forma results of operations of the combined entity for the entire period ended July 31, 2020 as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$436,155
Total net realized gain (loss)	1,766,938
Total change in net unrealized appreciation (depreciation)	(2,662,227)
Net increase (decrease) in net assets resulting from operations	$(459,134)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that has been included in the Fund's Statement of Operations since June 19, 2020.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Low-Priced Stock Fund
Low-Priced Stock	.64%
Actual		$1,000.00	$1,175.10	$3.45
Hypothetical-C		$1,000.00	$1,021.62	$3.21
Class K	.56%
Actual		$1,000.00	$1,175.50	$3.02
Hypothetical-C		$1,000.00	$1,022.02	$2.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Low-Priced Stock Fund
Low-Priced Stock	09/13/21	09/10/21	$0.479	$4.071
Class K	09/13/21	09/10/21	$0.505	$4.071

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021 $3,206,847,582, or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 59% and 44%; Class K designates 56% and 43% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock designates 100% and 75%; Class K designates 100% and 72% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Low-Priced Stock designates 0%, and 2%; Class K designates 1%, and 1% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Low-Priced Stock Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LPS-ANN-0921
1.536378.124

Fidelity® Low-Priced Stock K6 Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® Low-Priced Stock K6 Fund	45.81%	12.97%

 A From May 26, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock K6 Fund on May 26, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$16,659	Fidelity® Low-Priced Stock K6 Fund
$17,005	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Lead Manager Joel Tillinghast:  For the fiscal year ending July 31, 2021, the fund gained 45.81%, underperforming the 51.97% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary detractor, especially in the food & staples retailing area of the consumer staples sector. Weak picks in the consumer discretionary sector, especially within the retailing industry, also hindered the fund's relative result. Also hampering performance were stock picks and an underweighting in the industrials sector, primarily within the capital goods industry. Metro, the fund's top individual detractor, advanced 20% this period. This was among the fund's largest holdings. Our second-largest detractor was Amgen, which gained about 2% the past year. Another detractor this period was UnitedHealth Group. The shares gained roughly 38% the past 12 months. This was among our biggest holdings. All these detractors were non-benchmark positions. Also, the fund's foreign holdings detracted overall, despite benefiting from a broadly weaker U.S. dollar. In contrast, the top contributor to performance versus the benchmark was our stock selection in financials. Strong picks in the information technology sector, especially within the technology hardware & equipment industry, also lifted the fund's relative result. Also helping was an overweighting in the consumer discretionary sector, primarily driven by the retailing industry. Our top individual relative contributor was an out-of-benchmark stake in Seagate Technology (+133%), which was among our largest holdings this period. The fund's non-benchmark stake in Synchrony Financial, one of our biggest holdings as of July 31, gained approximately 117%. Another notable relative contributor was an outsized stake in Bed Bath & Beyond (+179%). Notable changes in positioning include increased exposure to the energy sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
UnitedHealth Group, Inc.	4.4
AutoZone, Inc.	2.7
Metro, Inc.	2.7
Next PLC	2.7
Ross Stores, Inc.	2.4
Anthem, Inc.	2.0
Synchrony Financial	1.8
Seagate Technology Holdings PLC	1.7
Monster Beverage Corp.	1.7
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.6
23.7

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Consumer Discretionary	19.8
Financials	13.6
Information Technology	13.3
Health Care	10.7
Consumer Staples	10.5

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	87.0%
Short-Term Investments and Net Other Assets (Liabilities)	13.0%

 * Foreign investments - 35.2%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 87.0%
	Shares	Value
COMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.0%
Frontier Communications Parent, Inc. (a)	9,888	$295,750
Verizon Communications, Inc.	2,661	148,431
		444,181
Entertainment - 0.0%
GungHo Online Entertainment, Inc.	4,300	79,333
Madison Square Garden Entertainment Corp. (a)(b)	7,833	547,997
		627,330
Interactive Media & Services - 0.1%
Cars.com, Inc. (a)	16,165	195,273
Dip Corp.	28,539	831,157
QuinStreet, Inc. (a)	27,159	498,096
XLMedia PLC (a)	275,541	195,331
ZIGExN Co. Ltd.	64,972	251,703
		1,971,560
Media - 1.4%
AMC Networks, Inc. Class A (a)(b)	32,550	1,628,802
Comcast Corp. Class A	85,202	5,012,434
Corus Entertainment, Inc. Class B (non-vtg.)	49,977	231,939
Discovery Communications, Inc. Class C (non-vtg.) (a)	467,970	12,686,667
Gray Television, Inc.	17,208	381,501
Hyundai HCN	211,755	845,910
Intage Holdings, Inc.	247,858	3,461,268
Legs Co. Ltd.	1,418	27,661
Meredith Corp. (a)	24,430	1,066,125
Nexstar Broadcasting Group, Inc. Class A	1,800	264,726
Nordic Entertainment Group AB (B Shares) (a)	79	4,223
Pico Far East Holdings Ltd.	1,840,348	307,863
Proto Corp.	21,199	267,632
RKB Mainichi Broadcasting Corp.	2,926	159,496
Saga Communications, Inc. Class A	35,309	770,795
Sky Network Television Ltd. (a)	2,006,102	230,612
TechTarget, Inc. (a)	8,411	614,676
Tegna, Inc.	103,998	1,842,845
TOW Co. Ltd.	274,209	784,847
Trenders, Inc.	9,388	56,651
TVA Group, Inc. Class B (non-vtg.) (a)	213,897	514,340
ViacomCBS, Inc. Class B	199,953	8,184,076
WOWOW INC.	16,686	361,843
		39,706,932
Wireless Telecommunication Services - 0.0%
Okinawa Cellular Telephone Co.	4,190	198,987

TOTAL COMMUNICATION SERVICES		42,948,990

CONSUMER DISCRETIONARY - 19.8%
Auto Components - 1.2%
Adient PLC (a)	73,991	3,117,241
ASTI Corp.	14,935	372,065
Cie Automotive SA	19,744	588,344
Cooper-Standard Holding, Inc. (a)	61,516	1,602,492
DaikyoNishikawa Corp.	19,937	127,758
ElringKlinger AG (a)	127	2,075
G-Tekt Corp.	16,742	236,239
Gentex Corp.	134,243	4,568,289
GUD Holdings Ltd.	18,231	157,067
Hi-Lex Corp.	116,164	1,756,675
Lear Corp.	46,624	8,158,268
Linamar Corp.	20,655	1,222,148
Motonic Corp.	152,681	1,476,798
Murakami Corp.	68,937	1,991,981
Nippon Seiki Co. Ltd.	224,518	2,595,040
Patrick Industries, Inc.	2,504	206,906
Piolax, Inc.	154,837	2,142,496
Plastic Omnium SA	21,288	675,767
SJM Co. Ltd.	50	232
SNT Holdings Co. Ltd.	68,802	1,235,471
Strattec Security Corp. (a)	21,407	881,540
Sungwoo Hitech Co. Ltd.	126,930	723,420
TBK Co. Ltd.	57,532	215,539
Yachiyo Industry Co. Ltd.	67,146	362,339
Yutaka Giken Co. Ltd.	76,624	1,410,181
		35,826,371
Automobiles - 0.0%
Isuzu Motors Ltd.	25,021	333,772
Kabe Husvagnar AB (B Shares)	20,698	524,158
		857,930
Distributors - 0.1%
Arata Corp.	6,873	266,888
Central Automotive Products Ltd.	4,722	143,763
LKQ Corp. (a)	8,922	452,792
Nakayamafuku Co. Ltd.	41,068	163,591
PALTAC Corp.	2,704	124,965
SPK Corp.	41,302	514,651
Uni-Select, Inc. (a)	52,069	644,811
		2,311,461
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. (a)	7,176	260,776
Clip Corp.	16,359	129,136
Cross-Harbour Holdings Ltd.	208,199	333,819
JP-Holdings, Inc.	8,088	20,053
Kukbo Design Co. Ltd.	8,700	169,432
Step Co. Ltd.	66,644	1,089,826
YDUQS Participacoes SA	52,100	282,695
		2,285,737
Hotels, Restaurants & Leisure - 0.2%
Ark Restaurants Corp. (a)	1,225	19,355
Betsson AB (B Shares)	94,090	757,451
Curves Holdings Co. Ltd.	20,463	151,833
Everi Holdings, Inc. (a)	12,622	286,393
Fairwood Holdings Ltd.	9,000	20,244
Flanigans Enterprises, Inc. (a)	6,206	194,868
Hiday Hidaka Corp.	82,245	1,314,960
Ibersol SGPS SA (a)	72,219	507,165
J.D. Weatherspoon PLC (a)	14,483	228,491
Kindred Group PLC (depositary receipt)	34,788	570,007
Koshidaka Holdings Co. Ltd.	20,463	103,336
Ruth's Hospitality Group, Inc. (a)	10,468	209,046
Sportscene Group, Inc. Class A (a)	40,090	118,895
The Monogatari Corp.	4,294	266,161
The Restaurant Group PLC (a)	1,419,278	2,264,770
		7,012,975
Household Durables - 4.8%
Barratt Developments PLC	4,640,735	45,386,574
Bellway PLC	291,061	13,278,145
Coway Co. Ltd.	3,100	230,733
Cuckoo Holdings Co. Ltd.	4,600	510,774
D.R. Horton, Inc.	77,351	7,381,606
Dorel Industries, Inc. Class B (sub. vtg.) (a)	126,973	1,442,135
Emak SpA	325,531	675,782
First Juken Co. Ltd.	87,332	920,248
FJ Next Co. Ltd.	16,933	158,672
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	1,136,498	8,354,728
Hamilton Beach Brands Holding Co.:
Class A	19,603	366,380
Class B (a)	2,326	43,473
Helen of Troy Ltd. (a)	61,895	13,826,724
Henry Boot PLC	159,483	605,190
Lennar Corp. Class A	4,869	511,975
M/I Homes, Inc. (a)	65,539	4,241,029
Mohawk Industries, Inc. (a)	116,974	22,798,233
Newell Brands, Inc.	8,083	200,054
Open House Co. Ltd.	13,755	692,107
Pressance Corp.	63,065	916,327
Q.E.P. Co., Inc.	1,539	37,198
Sanei Architecture Planning Co. Ltd.	75,272	1,353,736
Taylor Morrison Home Corp. (a)	304,162	8,157,625
Tempur Sealy International, Inc.	18,652	807,072
Token Corp.	51,202	4,615,904
Toll Brothers, Inc.	4,700	278,569
TopBuild Corp. (a)	1,443	292,482
TRI Pointe Homes, Inc. (a)	76,981	1,856,782
Whirlpool Corp.	972	215,337
ZAGG, Inc. rights (a)(c)	384	35
		140,155,629
Internet & Direct Marketing Retail - 0.2%
Aucfan Co. Ltd. (a)	4,300	47,780
Aucnet, Inc.	11,556	167,591
Belluna Co. Ltd.	494,714	4,184,810
Ci Medical Co. Ltd.	5,907	390,372
Dustin Group AB (d)	24,024	278,937
Papyless Co. Ltd.	3,500	49,897
Qurate Retail, Inc. Series A	21,919	259,959
Vipshop Holdings Ltd. ADR (a)	25,200	419,076
		5,798,422
Leisure Products - 0.0%
Mars Group Holdings Corp.	34,241	510,002
Miroku Corp.	10,515	155,274
Nautilus, Inc. (a)(b)	5,100	73,695
		738,971
Multiline Retail - 2.9%
Big Lots, Inc. (b)	91,382	5,264,517
Kohl's Corp.	5,500	279,400
Lifestyle China Group Ltd. (a)	1,503,627	222,512
Lifestyle International Holdings Ltd. (a)	1,607,448	1,145,939
Max Stock Ltd.	2,022	8,288
Next PLC	710,385	77,829,639
Ryohin Keikaku Co. Ltd.	914	18,487
		84,768,782
Specialty Retail - 8.8%
AT-Group Co. Ltd.	84,859	1,105,360
AutoNation, Inc. (a)	3,839	465,786
AutoZone, Inc. (a)	48,949	79,472,128
Bed Bath & Beyond, Inc. (a)	866,375	24,726,343
Best Buy Co., Inc.	145,928	16,395,011
BMTC Group, Inc.	242,642	3,086,509
Bonia Corp. Bhd	54	11
Buffalo Co. Ltd.	5,975	65,793
Burlington Stores, Inc. (a)	1,520	508,896
Delek Automotive Systems Ltd.	29,601	373,069
Dick's Sporting Goods, Inc.	5,848	609,011
Foot Locker, Inc.	260,185	14,846,156
Genesco, Inc. (a)	51,394	2,952,585
Goldlion Holdings Ltd.	1,876,337	424,950
Hour Glass Ltd.	406,395	461,898
IA Group Corp.	7,248	241,149
JD Sports Fashion PLC	511,919	6,382,760
Jumbo SA	612,370	9,734,080
K's Holdings Corp.	83,157	978,585
Kid ASA (d)	2,822	36,925
Ku Holdings Co. Ltd.	67,358	613,992
Leon's Furniture Ltd.	24,611	457,462
Maisons du Monde SA (d)	11,616	265,806
Mr. Bricolage SA (a)	53,675	729,044
Nafco Co. Ltd.	120,821	2,063,885
Nextage Co. Ltd.	28,253	578,169
Ross Stores, Inc.	575,864	70,652,754
Sally Beauty Holdings, Inc. (a)	530,332	10,033,881
T-Gaia Corp.	831	14,930
The Buckle, Inc.	207,580	8,734,966
Urban Outfitters, Inc. (a)	60,705	2,257,012
WH Smith PLC (a)	6,287	142,008
Williams-Sonoma, Inc.	2,455	372,424
		259,783,338
Textiles, Apparel & Luxury Goods - 1.5%
Best Pacific International Holdings Ltd.	523,641	154,980
Capri Holdings Ltd. (a)	215,981	12,161,890
Carter's, Inc.	904	88,357
Deckers Outdoor Corp. (a)	2,138	878,397
Embry Holdings Ltd.	151,574	21,650
Fossil Group, Inc. (a)	299,837	3,783,943
G-III Apparel Group Ltd. (a)	66,109	1,974,015
Gildan Activewear, Inc.	532,784	18,367,297
Handsome Co. Ltd.	89,900	3,060,980
JLM Couture, Inc. (a)	10,007	17,512
McRae Industries, Inc.	1,735	55,347
Movado Group, Inc.	5,064	152,274
Samsonite International SA (a)(d)	158,910	295,279
Sun Hing Vision Group Holdings Ltd.	1,234,530	225,582
Ted Baker PLC (a)	337,794	616,498
Texwinca Holdings Ltd.	3,666,415	825,647
Victory City International Holdings Ltd. (a)(c)	4,501,799	167,996
Youngone Corp.	21,264	735,080
Youngone Holdings Co. Ltd.	19	762
		43,583,486

TOTAL CONSUMER DISCRETIONARY		583,123,102

CONSUMER STAPLES - 10.5%
Beverages - 2.0%
A.G. Barr PLC (a)	221,170	1,767,701
Britvic PLC	511,936	6,934,455
Jinro Distillers Co. Ltd.	1,190	33,395
Monster Beverage Corp. (a)	521,340	49,172,789
Olvi PLC (A Shares)	1,632	102,412
Spritzer Bhd	415,500	200,858
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	248,255	467,046
		58,678,656
Food & Staples Retailing - 6.5%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	25,466	1,040,399
Aoki Super Co. Ltd.	8,600	246,151
Belc Co. Ltd.	135,682	6,629,192
BJ's Wholesale Club Holdings, Inc. (a)	11,688	591,880
Corporativo Fragua S.A.B. de CV	14,344	238,151
Cosmos Pharmaceutical Corp.	133,910	22,691,645
Create SD Holdings Co. Ltd.	328,116	10,976,580
Daikokutenbussan Co. Ltd.	25,461	1,464,463
G-7 Holdings, Inc.	25,462	847,147
Genky DrugStores Co. Ltd.	54,824	2,018,950
Halows Co. Ltd.	117,646	3,034,850
Kroger Co.	8,800	358,160
Kusuri No Aoki Holdings Co. Ltd.	52,372	3,499,264
MARR SpA	9,100	211,364
MARR SpA	1,900	44,131
Metro, Inc.	1,505,847	78,092,578
Naked Wines PLC (a)	21,212	259,170
North West Co., Inc.	6,967	203,046
Olam International Ltd.	4,008	3,905
Qol Holdings Co. Ltd.	188,566	2,598,895
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	800	52,046
Sprouts Farmers Market LLC (a)	114,939	2,825,201
Sugi Holdings Co. Ltd.	3,190	234,659
Sundrug Co. Ltd.	233,232	7,547,273
United Natural Foods, Inc. (a)(b)	43,163	1,429,559
Valor Holdings Co. Ltd.	24,536	518,654
Walgreens Boots Alliance, Inc.	836,327	39,432,818
YAKUODO Holdings Co. Ltd.	300	6,306
Yaoko Co. Ltd.	58,294	3,507,045
		190,603,482
Food Products - 1.5%
Ausnutria Dairy Corp. Ltd. (H Shares)	59,500	56,352
Carr's Group PLC	176,969	388,659
Cranswick PLC	31,195	1,756,123
Darling Ingredients, Inc. (a)	4,722	326,149
Dole PLC	96,484	1,399,018
Food Empire Holdings Ltd.	3,021,916	1,873,434
Fresh Del Monte Produce, Inc.	317,953	9,812,030
Inghams Group Ltd.	75,850	211,518
Ingredion, Inc.	60,730	5,332,701
Kaveri Seed Co. Ltd.	38,300	370,875
Kri Kri Milk Industry SA	12,149	126,823
Lassonde Industries, Inc. Class A (sub. vtg.)	1,153	159,485
Mitsui Sugar Co. Ltd.	28,637	486,572
Namyang Dairy Products Co. Ltd.	189	98,864
Origin Enterprises PLC	578,913	2,362,370
Pacific Andes International Holdings Ltd. (a)(c)	3,104,000	29,158
Pacific Andes Resources Development Ltd. (a)(c)	176,886	1,436
Pickles Corp.	8,499	285,869
Rocky Mountain Chocolate Factory, Inc. (a)	56,981	476,931
S Foods, Inc.	29,090	904,215
Seaboard Corp.	3,500	14,385,000
Sunjuice Holdings Co. Ltd.	13,900	251,256
Thai President Foods PCL	38,292	224,904
Tyson Foods, Inc. Class A	30,487	2,178,601
Ulker Biskuvi Sanayi A/S	14	33
		43,498,376
Household Products - 0.0%
Oil-Dri Corp. of America	2,428	86,364
Spectrum Brands Holdings, Inc.	3,500	305,725
Transaction Co. Ltd.	53,024	612,866
		1,004,955
Personal Products - 0.4%
Hengan International Group Co. Ltd.	307,285	1,824,853
Herbalife Nutrition Ltd. (a)	157,263	8,010,977
Nu Skin Enterprises, Inc. Class A	4,920	264,155
Sarantis SA	249,406	2,603,549
TCI Co. Ltd.	79,000	925,176
		13,628,710
Tobacco - 0.1%
KT&G Corp.	2,000	142,788
Scandinavian Tobacco Group A/S (d)	93,388	1,913,627
		2,056,415

TOTAL CONSUMER STAPLES		309,470,594

ENERGY - 5.3%
Energy Equipment & Services - 0.3%
AKITA Drilling Ltd. Class A (non-vtg.) (a)	101,927	66,176
Bristow Group, Inc. (a)	17,669	459,041
Cathedral Energy Services Ltd. (a)	82,803	33,185
Championx Corp. (a)	32,409	753,185
Geospace Technologies Corp. (a)	55,495	484,471
Helix Energy Solutions Group, Inc. (a)(b)	56,337	233,799
John Wood Group PLC (a)	60,242	182,545
KS Energy Services Ltd. (a)(c)	810,548	7,777
Liberty Oilfield Services, Inc. Class A (a)	405,465	4,131,688
Oil States International, Inc. (a)	264,405	1,496,532
PHX Energy Services Corp.	97,787	322,926
Tidewater, Inc. warrants 11/14/24 (a)	3,018	679
Total Energy Services, Inc. (a)	127,006	409,237
		8,581,241
Oil, Gas & Consumable Fuels - 5.0%
Adams Resources & Energy, Inc.	10,141	270,968
Beach Energy Ltd.	1,148,085	1,011,027
Berry Corp.	228,361	1,267,404
Bonanza Creek Energy, Inc.	114,056	4,387,734
China Petroleum & Chemical Corp.:
(H Shares)	2,102,135	961,245
sponsored ADR (H Shares)	7,263	332,064
CNX Resources Corp. (a)	121,572	1,471,021
Delek U.S. Holdings, Inc.	136,648	2,374,942
Denbury, Inc. (a)	11,363	746,663
DHT Holdings, Inc.	130,564	757,271
Diamondback Energy, Inc.	55,070	4,247,549
Energy Transfer LP	42,600	420,036
Enterprise Products Partners LP	126,433	2,853,593
EQT Corp. (a)	667,942	12,283,453
Extraction Oil & Gas, Inc. (a)	51,954	2,311,433
Fuji Kosan Co. Ltd.	19,405	184,313
Great Eastern Shipping Co. Ltd.	169,627	775,766
Hankook Shell Oil Co. Ltd.	3,400	808,147
HollyFrontier Corp.	140,725	4,137,315
Iwatani Corp.	9,266	529,582
Kyungdong Invest Co. Ltd.	7,756	271,819
Marathon Oil Corp.	1,039,825	12,051,572
Marathon Petroleum Corp.	126,424	6,981,133
Murphy Oil Corp. (b)	1,077,841	23,399,928
NACCO Industries, Inc. Class A	42,652	1,069,286
Northern Oil & Gas, Inc.	11,437	197,517
Oasis Petroleum, Inc.	34,643	3,177,110
Oil & Natural Gas Corp. Ltd.	5,735,669	8,895,500
Oil India Ltd.	1,091,487	2,449,637
Ovintiv, Inc.	159,000	4,079,940
PDC Energy, Inc.	16,133	638,060
Petronet LNG Ltd.	361,000	1,059,787
Pioneer Natural Resources Co.	1,206	175,316
Range Resources Corp. (a)	26,777	407,814
Reliance Industries Ltd.	6,900	188,901
SilverBow Resources, Inc. (a)	21,011	416,438
Southwestern Energy Co. (a)	3,060,231	14,413,688
Star Petroleum Refining PCL (a)	751,066	191,995
Thai Oil PCL (For. Reg.)	36,777	49,245
Thungela Resources Ltd. (a)	1,898	5,881
Total SA sponsored ADR	140,368	6,124,256
Whiting Petroleum Corp. (a)	332,958	15,615,730
World Fuel Services Corp.	77,169	2,659,244
		146,651,323

TOTAL ENERGY		155,232,564

FINANCIALS - 13.6%
Banks - 2.6%
ACNB Corp.	30,623	855,300
Arrow Financial Corp.	18,874	680,408
Associated Banc-Corp.	10,911	216,038
Bank Norwegian ASA	26,100	305,469
Bank of America Corp.	6,368	244,276
Bank7 Corp.	2,100	40,278
Bar Harbor Bankshares	37,609	1,077,122
C & F Financial Corp.	2,526	132,009
Camden National Corp.	35,548	1,591,484
Cathay General Bancorp	64,833	2,455,226
Central Pacific Financial Corp.	5,836	149,402
Central Valley Community Bancorp	8,635	193,338
Codorus Valley Bancorp, Inc.	57,687	1,259,307
Comerica, Inc.	3,280	225,205
Community Trust Bancorp, Inc.	5,534	220,032
Dimeco, Inc.	2,349	86,326
Eagle Bancorp, Inc.	67,241	3,700,272
East West Bancorp, Inc.	38,025	2,705,479
Financial Institutions, Inc.	30,204	889,206
First Foundation, Inc.	9,228	217,504
First of Long Island Corp.	90,360	1,947,258
Five Star Bancorp	11,926	290,637
FNB Corp., Pennsylvania	32,445	371,820
Glacier Bancorp, Inc.	5,739	295,903
Hanmi Financial Corp.	59,790	1,089,972
Hilltop Holdings, Inc.	10,816	342,651
Hope Bancorp, Inc.	131,950	1,748,338
Independent Bank Corp.	10,358	217,829
IndusInd Bank Ltd. (a)	19,300	254,673
LCNB Corp.	9,728	163,820
Meridian Bank/Malvern, PA	11,875	320,625
NIBC Holding NV (d)	18,526	153,835
Oak Valley Bancorp Oakdale California	1,700	29,716
OFG Bancorp	30,574	706,259
Plumas Bancorp (b)	2,022	63,147
Popular, Inc.	4,510	328,148
Preferred Bank, Los Angeles	13,142	775,115
Regions Financial Corp.	13,318	256,372
Seven Bank Ltd.	8,500	18,518
Sparebank 1 Sr Bank ASA (primary capital certificate)	87,366	1,144,146
Sparebanken More (primary capital certificate)	15,648	678,365
Sparebanken Nord-Norge	169,736	1,608,071
Synovus Financial Corp.	5,947	243,232
Texas Capital Bancshares, Inc. (a)	95,874	6,038,145
The First Bancorp, Inc.	4,653	135,216
Unity Bancorp, Inc. (b)	8,243	183,077
Van Lanschot NV (Bearer)	75,394	1,936,292
Washington Trust Bancorp, Inc.	42,303	2,062,271
Wells Fargo & Co.	744,697	34,211,380
West Bancorp., Inc.	47,091	1,388,243
Zions Bancorp NA	4,043	210,842
		76,457,597
Capital Markets - 1.5%
AllianceBernstein Holding LP	25,427	1,227,361
Banca Generali SpA	3,528	146,520
CI Financial Corp.	303,735	5,538,611
Cowen Group, Inc. Class A	3,388	135,452
Daou Data Corp.	2,500	30,687
Diamond Hill Investment Group, Inc.	1,213	208,939
Donnelley Financial Solutions, Inc. (a)	4,500	144,945
Federated Hermes, Inc.	210,285	6,821,645
Goldman Sachs Group, Inc.	700	262,416
Hamilton Lane, Inc. Class A	4,110	382,230
Lazard Ltd. Class A	135,121	6,377,711
LPL Financial	2,669	376,436
State Street Corp.	246,261	21,459,184
Virtu Financial, Inc. Class A	9,800	252,252
		43,364,389
Consumer Finance - 4.0%
Aeon Credit Service (Asia) Co. Ltd.	1,015,107	643,982
Cash Converters International Ltd.	1,407,220	273,662
Credit Acceptance Corp. (a)(b)	2,122	1,028,682
Discover Financial Services	195,428	24,295,609
Encore Capital Group, Inc. (a)	4,407	208,627
H&T Group PLC	37,269	135,726
Navient Corp.	106,531	2,176,428
Nicholas Financial, Inc. (a)	15,532	169,299
OneMain Holdings, Inc.	5,230	319,030
Regional Management Corp.	24,022	1,242,658
Santander Consumer U.S.A. Holdings, Inc.	825,753	33,880,646
Synchrony Financial	1,117,331	52,536,904
		116,911,253
Diversified Financial Services - 0.1%
Far East Horizon Ltd.	118,138	126,026
Ricoh Leasing Co. Ltd.	59,500	1,868,443
Zenkoku Hosho Co. Ltd.	21,700	981,104
		2,975,573
Insurance - 5.2%
AEGON NV	3,669,461	15,623,102
AFLAC, Inc.	427,822	23,530,210
Allstate Corp.	3,176	413,039
American Financial Group, Inc.	2,048	259,052
ASR Nederland NV	107,921	4,435,938
Chubb Ltd.	1,283	216,493
Db Insurance Co. Ltd.	72,700	3,601,070
Employers Holdings, Inc.	104,127	4,323,353
FBD Holdings PLC (a)	8,462	78,297
First American Financial Corp.	3,177	213,844
Globe Life, Inc.	1,997	185,941
GoHealth, Inc. (a)	722	6,354
Hartford Financial Services Group, Inc.	7,071	449,857
Hiscox Ltd. (a)	21,392	260,596
Hyundai Fire & Marine Insurance Co. Ltd.	41,397	931,896
Legal & General Group PLC	350,000	1,271,711
Lincoln National Corp.	331,288	20,413,967
MetLife, Inc.	10,708	617,852
National Western Life Group, Inc.	9,713	2,019,236
NN Group NV	95,640	4,757,082
Old Republic International Corp.	8,113	200,067
Primerica, Inc.	17,549	2,566,015
Principal Financial Group, Inc.	22,758	1,413,955
Prudential Financial, Inc.	116,615	11,694,152
Qualitas Controladora S.A.B. de CV	52,177	253,962
Reinsurance Group of America, Inc.	182,494	20,107,189
RenaissanceRe Holdings Ltd.	31,971	4,881,652
Selectquote, Inc. (a)	8,904	158,491
Talanx AG	8,160	347,118
The Travelers Companies, Inc.	1,817	270,588
Unum Group	1,054,928	28,905,027
		154,407,106
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	6,068	51,517
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	33,298	209,734
Axos Financial, Inc. (a)	13,800	660,330
Equitable Group, Inc.	9,600	1,154,216
Essent Group Ltd.	8,700	392,979
Federal Agricultural Mortgage Corp.:
Class A (multi-vtg.) (b)	501	45,431
Class C (non-vtg.)	11,538	1,124,955
Genworth Mortgage Insurance Ltd.	318,211	476,379
Hingham Institution for Savings	925	276,575
Meta Financial Group, Inc.	6,145	305,407
Southern Missouri Bancorp, Inc.	8,833	396,425
Walker & Dunlop, Inc.	1,416	146,528
		5,188,959

TOTAL FINANCIALS		399,356,394

HEALTH CARE - 10.7%
Biotechnology - 1.6%
Amgen, Inc.	156,171	37,721,543
Cell Biotech Co. Ltd.	10,500	178,073
Essex Bio-Technology Ltd.	648,606	557,535
Gilead Sciences, Inc.	11,498	785,198
Regeneron Pharmaceuticals, Inc. (a)	12,909	7,417,640
		46,659,989
Health Care Equipment & Supplies - 0.5%
Arts Optical International Holdings Ltd. (a)	1,445,053	130,166
Boston Scientific Corp. (a)	10,096	460,378
Hologic, Inc. (a)	2,871	215,440
Hoshiiryou Sanki Co. Ltd.	17,537	582,675
I-Sens, Inc.	13,000	365,948
InBody Co. Ltd.	40,100	1,012,275
Integra LifeSciences Holdings Corp. (a)	4,485	324,669
Meridian Bioscience, Inc. (a)	10,988	225,254
Nakanishi, Inc.	37,775	782,324
Prim SA	89,548	1,423,433
ResMed, Inc.	3,565	968,967
St.Shine Optical Co. Ltd.	228,000	3,140,512
Techno Medica Co. Ltd.	2,116	30,822
Utah Medical Products, Inc.	21,391	1,912,355
Value Added Technology Co. Ltd.	31,600	986,849
Vieworks Co. Ltd.	28,800	918,144
		13,480,211
Health Care Providers & Services - 8.0%
Anthem, Inc.	153,300	58,868,733
Centene Corp. (a)	57,770	3,963,600
Cigna Corp.	13,123	3,011,597
CVS Health Corp.	5,809	478,429
DVx, Inc.	40,048	360,671
HCA Holdings, Inc.	1,129	280,218
Hi-Clearance, Inc.	120,000	601,611
Humana, Inc.	635	270,421
Laboratory Corp. of America Holdings (a)	1,536	454,886
Medica Sur SA de CV (b)	20,806	33,185
MEDNAX, Inc. (a)(b)	150,742	4,389,607
Quest Diagnostics, Inc.	2,323	329,401
Ship Healthcare Holdings, Inc.	8,223	206,578
Sinopharm Group Co. Ltd. (H Shares)	2,081,884	5,465,141
Tokai Corp.	17,211	378,405
Triple-S Management Corp. (a)	129,502	3,150,784
UDG Healthcare PLC (United Kingdom)	48,364	724,696
UnitedHealth Group, Inc.	310,696	128,075,110
Universal Health Services, Inc. Class B	136,976	21,972,320
WIN-Partners Co. Ltd.	156,331	1,416,462
		234,431,855
Health Care Technology - 0.0%
Schrodinger, Inc. (a)	15,912	1,076,765
Pharmaceuticals - 0.6%
Bliss Gvs Pharma Ltd.	247,098	358,299
Bristol-Myers Squibb Co.	2,868	194,651
China Medical System Holdings Ltd.	389,656	790,228
Consun Pharmaceutical Group Ltd.	337,025	199,496
Dai Han Pharmaceutical Co. Ltd.	18,400	516,361
Daito Pharmaceutical Co. Ltd.	38,023	1,148,956
Dawnrays Pharmaceutical Holdings Ltd.	4,056,273	929,099
DongKook Pharmaceutical Co. Ltd.	4,580	100,121
Faes Farma SA	38,488	150,210
FDC Ltd. (a)	200,021	1,001,403
Fuji Pharma Co. Ltd.	52,614	539,545
Genomma Lab Internacional SA de CV (a)	211,352	205,340
Granules India Ltd.	9,800	50,013
Huons Co. Ltd.	63,800	3,348,399
Hypermarcas SA	800	5,476
Jazz Pharmaceuticals PLC (a)	1,281	217,155
Kaken Pharmaceutical Co. Ltd.	3,745	165,052
Kissei Pharmaceutical Co. Ltd.	8,500	173,944
Kyung Dong Pharmaceutical Co. Ltd.	67,904	612,618
Lee's Pharmaceutical Holdings Ltd.	1,210,316	619,864
Luye Pharma Group Ltd. (d)	209,885	112,894
Organon & Co. (a)	809	23,469
Recordati SpA	111,114	6,877,793
Syngen Biotech Co. Ltd.	26,000	92,934
Taro Pharmaceutical Industries Ltd. (a)	3,485	248,132
Towa Pharmaceutical Co. Ltd.	4,300	109,357
Whanin Pharmaceutical Co. Ltd.	652	12,104
Zhaoke Ophthalmology Ltd. (a)(d)	110,198	113,443
		18,916,356

TOTAL HEALTH CARE		314,565,176

INDUSTRIALS - 6.7%
Aerospace & Defense - 0.1%
Curtiss-Wright Corp.	11,539	1,365,064
The Boeing Co. (a)	3,482	788,603
Ultra Electronics Holdings PLC	9,473	417,409
Vectrus, Inc. (a)	8,748	396,197
		2,967,273
Air Freight & Logistics - 0.0%
Air T Funding warrants 8/30/21 (a)	137	10
Air T, Inc. (a)	54	1,654
Sinotrans Ltd. (H Shares)	2,428,530	896,892
		898,556
Airlines - 0.0%
Jet2 PLC (a)	8,640	149,099
Spirit Airlines, Inc. (a)	15,864	428,011
		577,110
Building Products - 0.1%
American Woodmark Corp. (a)	1,848	137,214
Builders FirstSource, Inc. (a)	8,539	379,986
Gibraltar Industries, Inc. (a)	3,916	292,447
Jeld-Wen Holding, Inc. (a)	50,079	1,326,092
Kondotec, Inc.	127,266	1,156,595
Nihon Flush Co. Ltd.	43,380	483,208
Owens Corning	3,465	333,194
		4,108,736
Commercial Services & Supplies - 0.6%
Aeon Delight Co. Ltd.	6,346	207,957
AJIS Co. Ltd.	55,735	1,780,695
Asia File Corp. Bhd (a)	361,200	199,430
Calian Group Ltd.	7,126	348,875
Civeo Corp. (a)	68,151	1,479,558
CoreCivic, Inc. (a)	400,267	4,114,745
CTS Co. Ltd.	310	2,292
Left Field Printing Group Ltd.	86,046	5,979
Lion Rock Group Ltd.	1,376,737	145,271
Matthews International Corp. Class A	15,733	544,362
Mears Group PLC (a)	76,059	200,872
Mitie Group PLC (a)	3,052,597	2,690,132
NICE Total Cash Management Co., Ltd.	121,311	775,584
Prosegur Compania de Seguridad SA (Reg.)	63,787	217,922
Sunny Friend Environmental Technology Co. Ltd.	13,000	94,721
The Brink's Co.	264	20,317
VICOM Ltd.	17,839	26,858
VSE Corp.	86,703	4,339,485
		17,195,055
Construction & Engineering - 0.5%
AECOM (a)	17,057	1,073,909
API Group Corp. (a)(d)	48,860	1,119,871
Argan, Inc.	5,776	259,631
Boustead Projs. Pte Ltd.	137,004	132,459
Boustead Singapore Ltd.	290,062	254,750
Comfort Systems U.S.A., Inc.	2,456	183,586
Construction Partners, Inc. Class A (a)	6,753	226,766
Daiichi Kensetsu Corp.	107,501	2,054,871
EMCOR Group, Inc.	9,239	1,125,403
Fluor Corp. (a)	61,834	1,030,154
Geumhwa PSC Co. Ltd.	28,039	805,103
Granite Construction, Inc.	31,114	1,195,400
Kyeryong Construction Industrial Co. Ltd.	27,197	771,489
Meisei Industrial Co. Ltd.	91,598	619,532
Mirait Holdings Corp.	32,482	636,879
Nippon Rietec Co. Ltd.	72,507	1,138,116
Per Aarsleff Holding A/S	909	39,210
Primoris Services Corp.	2,706	80,909
Raiznext Corp.	119,288	1,239,582
Seikitokyu Kogyo Co. Ltd.	16,877	134,456
Shinnihon Corp.	144,042	1,125,236
Totetsu Kogyo Co. Ltd.	13,352	282,363
United Integrated Services Co.	20,200	141,765
Valmont Industries, Inc.	1,098	260,171
		15,931,611
Electrical Equipment - 0.9%
Acuity Brands, Inc.	48,053	8,427,535
Aichi Electric Co. Ltd.	25,360	661,133
AQ Group AB (a)	54,353	2,001,522
Atkore, Inc. (a)	9,029	678,168
AZZ, Inc.	4,500	238,455
Chiyoda Integre Co. Ltd.	24,671	400,295
Generac Holdings, Inc. (a)	798	334,649
GrafTech International Ltd.	491,458	5,587,877
Hammond Power Solutions, Inc. Class A	30,148	248,897
I-Sheng Electric Wire & Cable Co. Ltd.	477,000	772,767
Korea Electric Terminal Co. Ltd.	47,736	3,913,262
Sensata Technologies, Inc. PLC (a)	24,349	1,427,338
Servotronics, Inc. (a)	10,543	90,210
TKH Group NV (depositary receipt)	12,733	675,776
Vitzrocell Co. Ltd.	10,000	144,436
		25,602,320
Industrial Conglomerates - 0.4%
DCC PLC (United Kingdom)	122,676	10,275,514
Mytilineos SA	16,476	305,678
Reunert Ltd.	138,349	448,534
Rheinmetall AG	2,259	216,952
		11,246,678
Machinery - 1.7%
Aalberts Industries NV	541,449	32,962,522
Allison Transmission Holdings, Inc.	27,515	1,098,124
ASL Marine Holdings Ltd. (a)	3,386,050	174,932
Clean & Science Co. Ltd.	5,100	100,871
Daiwa Industries Ltd.	16,464	170,936
Estic Corp.	1,020	42,537
Haitian International Holdings Ltd.	504,685	1,847,640
Hurco Companies, Inc.	10,837	367,808
Hyster-Yale Materials Handling Class A	16,770	1,201,403
Ihara Science Corp.	73,602	1,310,955
ITT, Inc.	4,874	477,213
JOST Werke AG (d)	7,127	435,402
Kyowakogyosyo Co. Ltd.	2,927	118,729
Luxfer Holdings PLC sponsored	13,474	280,933
Maruzen Co. Ltd.	99,489	2,159,275
Miller Industries, Inc.	5,999	225,022
Mincon Group PLC	152,904	230,356
Mitsui Engineering & Shipbuilding Co. (a)	85,031	397,747
Nadex Co. Ltd.	49,749	330,587
Nippon Dry-Chemical Co. Ltd.	6,678	113,649
Nitchitsu Co. Ltd.	3,360	43,522
Park-Ohio Holdings Corp.	34,100	991,969
Semperit AG Holding	28,459	1,048,232
Shinwa Co. Ltd.	300	6,161
SIMPAC, Inc.	110,420	671,470
Stabilus SA	3,512	278,504
Takamatsu Machinery Co. Ltd.	25,053	165,794
Tocalo Co. Ltd.	194,925	2,432,454
Trinity Industrial Corp.	69,599	554,483
		50,239,230
Marine - 0.1%
Eagle Bulk Shipping, Inc. (a)	7,833	326,636
Genco Shipping & Trading Ltd.	62,451	1,096,015
Kirby Corp. (a)	14,931	864,654
SITC International Holdings Co. Ltd.	70,784	291,474
Tokyo Kisen Co. Ltd.	51,648	280,120
		2,858,899
Professional Services - 0.4%
ABIST Co. Ltd.	225	5,999
Altech Corp.	8,718	160,922
Barrett Business Services, Inc.	2,009	147,079
Benext-Yumeshin Group Co.	8,500	105,296
Career Design Center Co. Ltd.	2,000	19,598
Careerlink Co. Ltd.	4,044	70,665
Hito Communications Holdings, Inc.	7,522	143,645
Kelly Services, Inc. Class A (non-vtg.) (a)	17,282	378,821
Kforce, Inc.	3,691	230,429
McMillan Shakespeare Ltd.	121,081	1,124,019
Nielsen Holdings PLC	82,962	1,965,370
Outsourcing, Inc.	2,022	38,355
Persol Holdings Co. Ltd.	18,194	364,029
Quick Co. Ltd.	24,533	267,458
Robert Half International, Inc.	2,308	226,669
SaraminHR Co. Ltd.	9,700	416,101
Science Applications Internati	7,869	686,964
SHL-JAPAN Ltd.	19,004	503,055
Synergie SA	11,404	500,536
TrueBlue, Inc. (a)	52,439	1,425,816
WDB Holdings Co. Ltd.	13,459	371,118
Will Group, Inc.	71,443	624,528
World Holdings Co. Ltd.	24,200	700,378
		10,476,850
Road & Rail - 0.7%
Alps Logistics Co. Ltd.	177,924	1,581,294
Chilled & Frozen Logistics Holdings Co. Ltd.	70,034	1,050,781
Daqin Railway Co. Ltd. (A Shares)	3,066,746	2,790,777
Hamakyorex Co. Ltd.	119,899	3,448,169
Higashi Twenty One Co. Ltd.	10,238	64,766
Knight-Swift Transportation Holdings, Inc. Class A	17,159	852,631
Ryder System, Inc.	3,042	231,648
Sakai Moving Service Co. Ltd.	97,156	4,667,172
Stef SA	2,400	279,006
Trancom Co. Ltd.	53,420	4,153,617
Universal Logistics Holdings, Inc.	17,294	398,627
		19,518,488
Trading Companies & Distributors - 1.1%
AddTech AB (B Shares)	205,920	4,281,827
Alconix Corp.	145,611	1,925,906
Applied Industrial Technologies, Inc.	4,041	362,478
Chori Co. Ltd.	26,857	460,490
GMS, Inc. (a)	6,000	294,780
Goodfellow, Inc.	47,478	387,405
Itochu Corp.	330,808	9,791,665
Jalux, Inc. (a)	1,322	20,088
Lumax International Corp. Ltd.	158,000	388,242
Meiwa Corp.	132,470	565,115
Mitani Shoji Co. Ltd.	59,903	4,493,885
MRC Global, Inc. (a)	153,764	1,410,016
Nishikawa Keisoku Co. Ltd.	620	26,534
NOW, Inc. (a)	52,380	516,991
Otec Corp.	7,568	177,291
Parker Corp.	138,751	699,415
Richelieu Hardware Ltd.	56,154	1,958,369
Rush Enterprises, Inc. Class A	6,761	317,699
Senshu Electric Co. Ltd.	55,742	1,933,351
Tanaka Co. Ltd.	2,009	11,958
TECHNO ASSOCIE Co. Ltd.	19,153	190,648
Totech Corp.	72,560	1,728,926
Yamazen Co. Ltd.	3,517	32,988
		31,976,067
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	736,663	439,847
Daito Koun Co. Ltd.	1,006	5,649
Isewan Terminal Service Co. Ltd.	96,914	613,083
Meiko Transportation Co. Ltd.	71,059	766,262
Qingdao Port International Co. Ltd. (H Shares) (d)	1,360,829	700,452
		2,525,293

TOTAL INDUSTRIALS		196,122,166

INFORMATION TECHNOLOGY - 13.3%
Communications Equipment - 0.0%
Calix, Inc. (a)	14,139	661,422
Casa Systems, Inc. (a)	54,125	406,479
		1,067,901
Electronic Equipment & Components - 5.2%
A&D Co. Ltd.	44,974	403,395
Advanced Energy Industries, Inc.	14,834	1,539,028
Alviva Holdings Ltd.	619,280	555,825
Amphenol Corp. Class A	9,100	659,659
Arrow Electronics, Inc. (a)	2,378	281,959
Avnet, Inc.	5,537	228,789
CDW Corp.	6,785	1,244,030
CONEXIO Corp.	1,931	28,110
Daido Signal Co. Ltd.	6,393	35,256
Daiwabo Holdings Co. Ltd.	56,266	1,130,398
Dynapack International Technology Corp.	154,000	561,030
Elematec Corp.	188,170	1,953,654
FLEXium Interconnect, Inc.	42,000	196,286
Hon Hai Precision Industry Co. Ltd. (Foxconn)	11,737,000	46,426,180
IDIS Holdings Co. Ltd.	48,087	584,005
Insight Enterprises, Inc. (a)	31,770	3,189,073
Keysight Technologies, Inc. (a)	9,019	1,484,076
Kingboard Chemical Holdings Ltd.	5,925,048	31,031,373
Kitron ASA	175,598	386,386
Methode Electronics, Inc. Class A	78,688	3,763,647
Muramoto Electronic Thailand PCL (For. Reg.)	76,980	548,184
Nippo Ltd.	51,656	288,639
PAX Global Technology Ltd.	1,473,279	1,592,498
Redington India Ltd.	2,089,461	9,197,524
Restar Holdings Corp.	59,466	1,051,584
SAMT Co. Ltd.	8,500	31,117
ScanSource, Inc. (a)	125,924	3,474,243
Shibaura Electronics Co. Ltd.	39,048	1,760,105
Simplo Technology Co. Ltd.	432,000	5,720,277
SYNNEX Corp.	205,114	24,519,328
Test Research, Inc.	8,000	16,517
Thinking Electronic Industries Co. Ltd.	34,000	269,487
Tomen Devices Corp.	40,387	1,862,798
Tripod Technology Corp.	103,000	443,328
VSTECS Holdings Ltd.	7,360,914	5,872,704
Wayside Technology Group, Inc.	26,581	753,571
		153,084,063
IT Services - 4.1%
ALTEN	40,223	6,393,748
Amdocs Ltd.	342,840	26,436,392
Argo Graphics, Inc.	61,351	1,920,976
CDS Co. Ltd.	24,612	357,161
Concentrix Corp. (a)	203,142	33,260,440
CSE Global Ltd.	2,543,887	966,900
Data Applications Co. Ltd.	2,060	30,082
Densan System Holdings Co. Ltd.	3,622	95,218
Dimerco Data System Corp.	73,000	188,620
DTS Corp.	30,785	739,143
DXC Technology Co. (a)	136,020	5,438,080
E-Credible Co. Ltd.	20,175	364,906
eClerx Services Ltd.	84,931	2,565,003
EOH Holdings Ltd. (a)	478,988	212,502
EPAM Systems, Inc. (a)	2,265	1,267,947
Estore Corp.	7,868	133,398
ExlService Holdings, Inc. (a)	12,672	1,434,724
Gabia, Inc.	71,800	996,565
Global Payments, Inc.	4,844	936,878
Indra Sistemas SA (a)	1,020,401	10,676,175
Information Planning Co. Ltd.	3,418	92,036
Know IT AB	93,218	3,270,275
Nice Information & Telecom, Inc.	29,780	874,469
Paya Holdings, Inc. (a)	45,593	523,864
Poletowin Pitcrew Holdings, Inc.	4,100	38,644
Proact IT Group AB	400	3,745
Societe Pour L'Informatique Industrielle SA	103,202	4,260,333
Softcreate Co. Ltd.	48,089	1,256,745
Sysage Technology Co. Ltd.	162,000	231,920
TDC Soft, Inc.	22,665	226,226
The Western Union Co.	595,754	13,827,450
TravelSky Technology Ltd. (H Shares)	17,263	29,323
Verra Mobility Corp. (a)	68,128	1,043,040
WNS Holdings Ltd. sponsored ADR (a)	5,133	422,651
		120,515,579
Semiconductors & Semiconductor Equipment - 0.4%
ASM Pacific Technology Ltd.	14,594	187,797
Axell Corp.	9,008	70,123
CMC Materials, Inc.	5,807	839,924
FormFactor, Inc. (a)	14,872	554,131
Japan Material Co. Ltd.	8,544	101,713
Machvision, Inc.	1,000	9,306
Melexis NV	10,340	1,152,374
Miraial Co. Ltd.	12,282	138,936
MKS Instruments, Inc.	7,544	1,180,183
Powertech Technology, Inc.	738,000	2,927,319
Renesas Electronics Corp. (a)	37,793	406,850
Semtech Corp. (a)	11,662	721,994
Synaptics, Inc. (a)	5,125	778,590
Systems Technology, Inc.	21,500	318,930
Topco Scientific Co. Ltd.	295,500	1,373,141
Trio-Tech International (a)	4,041	19,639
		10,780,950
Software - 1.5%
AdaptIT Holdings Ltd. (a)	238,137	110,363
ANSYS, Inc. (a)	79,681	29,359,261
Aspen Technology, Inc. (a)	4,055	593,084
Cerence, Inc. (a)(b)	8,440	907,384
Check Point Software Technologies Ltd. (a)	1,300	165,230
Cresco Ltd.	29,715	530,078
Cyient Ltd.	300,000	3,981,653
Focus Systems Corp.	3,528	31,902
InfoVine Co. Ltd.	2,756	66,225
KSK Co., Ltd.	32,869	701,992
Manhattan Associates, Inc. (a)	9,231	1,473,545
Minwise Co. Ltd.	22,100	394,930
NetGem SA (a)	58,771	78,780
Nippon Systemware Co. Ltd.	13,053	286,391
Nucleus Software Exports Ltd.	35,047	319,811
Open Text Corp.	5,603	291,018
Pegasystems, Inc.	4,783	610,502
Pro-Ship, Inc.	41,823	557,360
Sinosoft Tech Group Ltd.	84,885	12,889
SPS Commerce, Inc. (a)	11,756	1,280,816
System Research Co. Ltd.	4,433	87,080
Telos Corp.	15,234	426,857
		42,267,151
Technology Hardware, Storage & Peripherals - 2.1%
Chenbro Micom Co. Ltd.	53,000	141,795
Dell Technologies, Inc. (a)	82,954	8,015,015
Elecom Co. Ltd.	13,000	228,112
HP, Inc.	12,310	355,390
MCJ Co. Ltd.	56,090	631,942
Samsung Electronics Co. Ltd.	3,300	224,722
Seagate Technology Holdings PLC	573,365	50,398,784
Super Micro Computer, Inc. (a)	55,245	2,101,520
TSC Auto ID Technology Corp.	54,000	446,779
		62,544,059

TOTAL INFORMATION TECHNOLOGY		390,259,703

MATERIALS - 3.9%
Chemicals - 1.8%
AdvanSix, Inc. (a)	13,000	434,850
Axalta Coating Systems Ltd. (a)	24,692	743,229
Birla Carbon Thailand PCL (For. Reg.)	867,741	1,188,325
C. Uyemura & Co. Ltd.	61,866	2,588,441
Chase Corp.	38,341	4,467,877
Core Molding Technologies, Inc. (a)	22,450	319,464
Deepak Fertilisers and Petrochemicals Corp. Ltd. (a)	54,216	314,276
EcoGreen International Group Ltd.	4,343,031	1,128,909
Element Solutions, Inc.	14,161	331,226
FMC Corp.	79,960	8,551,722
Fujikura Kasei Co., Ltd.	168,701	764,271
Fuso Chemical Co. Ltd.	4,255	152,622
Gujarat Narmada Valley Fertilizers Co.	423,142	2,189,603
Gujarat State Fertilizers & Chemicals Ltd.	2,288,187	3,762,681
Honshu Chemical Industry Co. Ltd.	57,051	948,553
Huntsman Corp.	12,701	335,433
Innospec, Inc.	14,164	1,252,806
KPX Holdings Corp.	4,873	287,875
Miwon Chemicals Co. Ltd.	3,008	212,404
Miwon Commercial Co. Ltd.	3,600	655,817
Muto Seiko Co. Ltd.	16,004	85,195
Nihon Parkerizing Co. Ltd.	21,591	220,820
Nippon Soda Co. Ltd.	23,729	758,125
Scientex Bhd	9,800	9,707
SK Kaken Co. Ltd.	4,050	1,539,447
Soken Chemical & Engineer Co. Ltd.	41,568	744,552
T&K Toka Co. Ltd.	101,070	751,772
Thai Rayon PCL:
(For. Reg.)	261,798	246,979
NVDR	180	170
The Chemours Co. LLC	33,957	1,129,070
The Mosaic Co.	236,735	7,393,234
Trinseo SA	8,345	453,634
Yara International ASA	133,908	7,052,536
Yip's Chemical Holdings Ltd.	2,079,782	1,364,906
		52,380,531
Construction Materials - 0.3%
Buzzi Unicem SpA	84,912	2,246,209
Eagle Materials, Inc.	1,920	271,334
Mitani Sekisan Co. Ltd.	110,859	4,491,757
RHI Magnesita NV	8,177	430,091
West China Cement Ltd.	268,454	40,072
		7,479,463
Containers & Packaging - 0.2%
Berry Global Group, Inc. (a)	4,095	263,268
Chuoh Pack Industry Co. Ltd.	26,146	261,210
International Paper Co.	2,053	118,581
Kohsoku Corp.	108,427	1,479,561
Mayr-Melnhof Karton AG	1,214	258,355
O-I Glass, Inc. (a)	14,950	221,111
Packaging Corp. of America	2,528	357,712
Samhwa Crown & Closure Co. Ltd.	2,820	107,270
Silgan Holdings, Inc.	14,263	577,937
The Pack Corp.	120,901	3,122,123
WestRock Co.	2,830	139,264
		6,906,392
Metals & Mining - 1.3%
Anglo American PLC (United Kingdom)	18,977	840,946
Arconic Corp. (a)	154	5,535
Boliden AB	13,000	506,656
Chubu Steel Plate Co. Ltd.	31,023	221,987
Cleveland-Cliffs, Inc. (a)	999,822	24,995,550
Commercial Metals Co.	9,176	300,973
Compania de Minas Buenaventura SA sponsored ADR (a)	174,881	1,444,517
Gatos Silver, Inc.	63,146	861,311
Granges AB	23,216	306,907
Hill & Smith Holdings PLC	63,298	1,428,864
Kirkland Lake Gold Ltd.	33,991	1,453,527
Newmont Corp.	8,510	534,598
Perenti Global Ltd.	1,016,550	678,856
Reliance Steel & Aluminum Co.	1,589	249,711
Sandfire Resources NL	194,804	989,262
Teck Resources Ltd. Class B (sub. vtg.)	44,064	1,005,885
Tohoku Steel Co. Ltd.	39,046	608,620
Tokyo Tekko Co. Ltd.	47,448	669,518
Warrior Metropolitan Coal, Inc.	114,343	2,134,784
Webco Industries, Inc. (a)	503	63,881
		39,301,888
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	19,092	1,058,460
Schweitzer-Mauduit International, Inc.	5,658	222,529
Stella-Jones, Inc.	186,589	6,770,507
Western Forest Products, Inc.	138,002	213,485
		8,264,981

TOTAL MATERIALS		114,333,255

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.0%
CubeSmart	4,309	213,985
Real Estate Management & Development - 0.2%
Anabuki Kosan, Inc.	8,554	157,271
Century21 Real Estate Japan Ltd.	9,800	94,690
Daito Trust Construction Co. Ltd.	8,700	1,018,258
Jones Lang LaSalle, Inc. (a)	1,943	432,454
LSL Property Services PLC	95,609	559,494
Realogy Holdings Corp. (a)	16,408	290,750
Relo Group, Inc.	16,773	368,011
Selvaag Bolig ASA	48,039	318,094
Servcorp Ltd.	70,745	171,843
Sino Land Ltd.	151,154	231,463
Tejon Ranch Co. (a)	32,338	589,522
Wing Tai Holdings Ltd.	122,121	164,937
		4,396,787

TOTAL REAL ESTATE		4,610,772

UTILITIES - 1.5%
Electric Utilities - 1.3%
Exelon Corp.	24,702	1,156,054
PG&E Corp. (a)	2,349,000	20,647,710
PPL Corp.	638,203	18,105,819
		39,909,583
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	4,700	249,115
China Resource Gas Group Ltd.	14,595	89,961
GAIL India Ltd.	289,500	543,420
Hokuriku Gas Co.	12,552	360,982
K&O Energy Group, Inc.	17,058	202,448
Keiyo Gas Co. Ltd.	9,258	279,331
Star Gas Partners LP	15,393	181,483
		1,906,740
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	2,882,200	2,417,770
Multi-Utilities - 0.0%
CMS Energy Corp.	13,370	826,132
Water Utilities - 0.0%
Manila Water Co., Inc. (a)	421,083	136,581

TOTAL UTILITIES		45,196,806

TOTAL COMMON STOCKS
(Cost $1,938,220,476)		2,555,219,522

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Qurate Retail, Inc. 8.00%	1,335	144,794
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Namyang Dairy Products Co. Ltd.	400	123,183
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	2,193	51,163
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $252,532)		319,140
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Bristow Group, Inc. 6.25% 10/15/22 (Cost $0)(c)(e)	388,666	0
	Shares	Value

Money Market Funds - 13.6%
Fidelity Cash Central Fund 0.06% (f)	379,846,011	379,921,980
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	19,766,332	19,768,309
TOTAL MONEY MARKET FUNDS
(Cost $399,690,288)		399,690,289
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,338,163,296)		2,955,228,951
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(18,183,800)
NET ASSETS - 100%		$2,937,045,151

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,426,471 or 0.2% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,134
Fidelity Securities Lending Cash Central Fund	210,605
Total	$330,739

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$85,346,582	$1,156,848,289	$862,264,201	$44	$(8,734)	$379,921,980	0.6%
Fidelity Securities Lending Cash Central Fund 0.06%	42,686,629	281,128,342	304,046,662	--	--	19,768,309	0.1%
Total	$128,033,211	$1,437,976,631	$1,166,310,863	$44	$(8,734)	$399,690,289

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$42,948,990	$42,948,990	$--	$--
Consumer Discretionary	583,267,896	582,766,093	333,772	168,031
Consumer Staples	309,593,777	308,386,751	1,176,432	30,594
Energy	155,232,564	154,263,542	961,245	7,777
Financials	399,356,394	383,733,292	15,623,102	--
Health Care	314,565,176	310,730,119	3,835,057	--
Industrials	196,173,329	184,586,422	11,586,907	--
Information Technology	390,259,703	331,317,024	58,942,679	--
Materials	114,333,255	113,492,309	840,946	--
Real Estate	4,610,772	4,610,772	--	--
Utilities	45,196,806	45,196,806	--	--
Corporate Bonds	--	--	--	--
Money Market Funds	399,690,289	399,690,289	--	--
Total Investments in Securities:	$2,955,228,951	$2,861,722,409	$93,300,140	$206,402

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	64.8%
Japan	7.6%
United Kingdom	5.8%
Canada	4.4%
Ireland	2.4%
Cayman Islands	2.1%
Taiwan	2.1%
Netherlands	2.1%
India	1.4%
Bermuda	1.0%
Others (Individually Less Than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $18,904,802) — See accompanying schedule: Unaffiliated issuers (cost $1,938,473,008)	$2,555,538,662
Fidelity Central Funds (cost $399,690,288)	399,690,289
Total Investment in Securities (cost $2,338,163,296)		$2,955,228,951
Cash		142,762
Foreign currency held at value (cost $2,005,219)		2,008,991
Receivable for investments sold		2,832,038
Receivable for fund shares sold		5,304,513
Dividends receivable		3,263,852
Distributions receivable from Fidelity Central Funds		20,661
Other receivables		98,256
Total assets		2,968,900,024
Liabilities
Payable for investments purchased	$7,526,264
Payable for fund shares redeemed	2,005,330
Accrued management fee	1,204,314
Other payables and accrued expenses	1,352,065
Collateral on securities loaned	19,766,900
Total liabilities		31,854,873
Net Assets		$2,937,045,151
Net Assets consist of:
Paid in capital		$2,219,301,627
Total accumulated earnings (loss)		717,743,524
Net Assets		$2,937,045,151
Net Asset Value, offering price and redemption price per share ($2,937,045,151 ÷ 189,301,669 shares)		$15.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$40,056,583
Income from Fidelity Central Funds (including $210,605 from security lending)		330,739
Total income		40,387,322
Expenses
Management fee	$11,647,746
Independent trustees' fees and expenses	9,504
Interest	244
Miscellaneous	4,481
Total expenses before reductions	11,661,975
Expense reductions	(43,956)
Total expenses after reductions		11,618,019
Net investment income (loss)		28,769,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,605)	150,670,450
Fidelity Central Funds	44
Foreign currency transactions	(23,264)
Total net realized gain (loss)		150,647,230
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,352,286)	636,763,137
Fidelity Central Funds	(8,734)
Assets and liabilities in foreign currencies	(9,426)
Total change in net unrealized appreciation (depreciation)		636,744,977
Net gain (loss)		787,392,207
Net increase (decrease) in net assets resulting from operations		$816,161,510

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,769,303	$36,216,173
Net realized gain (loss)	150,647,230	(53,525,566)
Change in net unrealized appreciation (depreciation)	636,744,977	(30,941,753)
Net increase (decrease) in net assets resulting from operations	816,161,510	(48,251,146)
Distributions to shareholders	(31,826,765)	(51,263,392)
Share transactions
Proceeds from sales of shares	925,276,719	718,795,421
Reinvestment of distributions	31,826,765	51,263,392
Cost of shares redeemed	(665,885,100)	(732,369,550)
Net increase (decrease) in net assets resulting from share transactions	291,218,384	37,689,263
Total increase (decrease) in net assets	1,075,553,129	(61,825,275)
Net Assets
Beginning of period	1,861,492,022	1,923,317,297
End of period	$2,937,045,151	$1,861,492,022
Other Information
Shares
Sold	65,541,821	65,370,553
Issued in reinvestment of distributions	2,747,573	4,541,122
Redeemed	(50,964,020)	(69,800,041)
Net increase (decrease)	17,325,374	111,634

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock K6 Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.82	$11.19	$11.52	$10.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.20	.20	.17	–C
Net realized and unrealized gain (loss)	4.72	(.27)	(.29)	1.19	.23
Total from investment operations	4.89	(.07)	(.09)	1.36	.23
Distributions from net investment income	(.19)	(.22)	(.17)	(.06)	–
Distributions from net realized gain	–	(.08)	(.06)	(.01)	–
Total distributions	(.19)	(.30)	(.24)D	(.07)	–
Net asset value, end of period	$15.52	$10.82	$11.19	$11.52	$10.23
Total ReturnE,F	45.81%	(.74)%	(.73)%	13.33%	2.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.50%	.50%	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%I
Net investment income (loss)	1.23%	1.86%	1.85%	1.54%	(.14)%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,937,045	$1,861,492	$1,923,317	$2,092,759	$459,470
Portfolio turnover rateJ,K	27%	21%	20%	23%	3%L

 A For the period May 26, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$736,755,290
Gross unrealized depreciation	(124,764,641)
Net unrealized appreciation (depreciation)	$611,990,649
Tax Cost	$2,343,238,302

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,866,359
Undistributed long-term capital gain	$88,241,577
Net unrealized appreciation (depreciation) on securities and other investments	$611,997,455

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$31,826,765	$ 40,773,456
Long-term Capital Gains	–	10,489,936
Total	$31,826,765	$ 51,263,392

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	573,005,380	646,463,959

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	6,118,083	85,955,302

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	3,929,798	8,990,208	43,502,867

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	19,957,245	224,490,934

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Low-Priced Stock K6 Fund	$13,128

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Low-Priced Stock K6 Fund	Borrower	$13,128,000.34%		$244

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	32,593,140	23,153,194

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Low-Priced Stock K6 Fund	$983

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Low-Priced Stock K6 Fund	$24,683	$119	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $43,924 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $32.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2021 and for the period May 26, 2017 (commencement of operations) to July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the four years in the period ended July 31, 2021 and for the period May 26, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Low-Priced Stock K6 Fund	.50%
Actual		$1,000.00	$1,174.00	$2.70
Hypothetical-C		$1,000.00	$1,022.32	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock K6 Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $0.474 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.101 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $ 88,241,577, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 54% and 61% of the dividends distributed in September and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 86% and 100% of the dividends distributed in September and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2% and 0% of the dividends distributed in September and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2018 and June 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Low-Priced Stock K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Low-Priced Stock K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LPSK6-ANN-0921
1.9883999.104

Fidelity® Value Discovery Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	42.65%	12.08%	12.04%
Class K	42.76%	12.20%	12.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$31,177	Fidelity® Value Discovery Fund
$30,991	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2021, the fund's share classes gained roughly 43%, outperforming the 40.72% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the real estate sector. Strong picks among industrials stocks, primarily driven by the capital goods industry, also helped. Also bolstering performance were favorable investment choices in the communication services sector, notably within the media & entertainment industry. The fund's top individual relative contributor was an outsized stake in Discover Financial Services, which gained about 155% the past year. Also boosting value was our overweighting in CBRE Group, which gained 120%. CBRE Group was among the fund's biggest holdings. Another notable relative contributor was a larger-than-benchmark holding in Capital One Financial (+153%). In contrast, the largest detractor from performance versus the benchmark was an overweighting in utilities. Also weighing on the fund's relative result was security selection and an overweighting in health care, as well as an underweighting and stock picks in energy. The fund's largest individual relative detractor was an overweighting in Centene, which gained 5% the past 12 months. The company was among the fund's biggest holdings this period. Also hampering performance was our outsized stake in Newmont, which returned roughly -7%. Further pressuring the portfolio’s relative return was our overweighting in Amgen, which gained about 2%. Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.0
Comcast Corp. Class A	3.3
UnitedHealth Group, Inc.	2.5
Bristol-Myers Squibb Co.	2.4
Alphabet, Inc. Class A	2.4
CBRE Group, Inc.	2.4
Bank of America Corp.	2.4
Procter & Gamble Co.	2.4
JPMorgan Chase & Co.	2.2
Cigna Corp.	2.2
26.2

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Health Care	19.0
Financials	18.7
Industrials	11.9
Communication Services	10.7
Information Technology	8.8

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	97.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

 * Foreign investments - 18.1%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATION SERVICES - 10.7%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	1,000,300	$55,796,734
Entertainment - 0.3%
Lions Gate Entertainment Corp. Class B (a)	682,677	9,120,565
Interactive Media & Services - 2.9%
Alphabet, Inc. Class A (a)	29,248	78,809,613
Facebook, Inc. Class A (a)	50,600	18,028,780
		96,838,393
Media - 5.8%
Comcast Corp. Class A	1,830,203	107,670,842
Fox Corp. Class A	255,311	9,104,390
Interpublic Group of Companies, Inc.	1,515,645	53,593,207
WPP PLC	1,430,500	18,500,702
		188,869,141

TOTAL COMMUNICATION SERVICES		350,624,833

CONSUMER DISCRETIONARY - 4.3%
Auto Components - 0.3%
Lear Corp.	52,500	9,186,450
Household Durables - 0.5%
Whirlpool Corp.	69,995	15,506,692
Multiline Retail - 1.2%
Dollar General Corp.	165,400	38,478,656
Specialty Retail - 1.2%
Best Buy Co., Inc.	263,800	29,637,930
Lowe's Companies, Inc.	48,300	9,306,927
		38,944,857
Textiles, Apparel & Luxury Goods - 1.1%
PVH Corp. (a)	152,528	15,957,479
Tapestry, Inc. (a)	526,400	22,266,720
		38,224,199

TOTAL CONSUMER DISCRETIONARY		140,340,854

CONSUMER STAPLES - 6.8%
Food & Staples Retailing - 1.5%
Kroger Co.	840,400	34,204,280
U.S. Foods Holding Corp. (a)	447,600	15,370,584
		49,574,864
Food Products - 2.0%
Mondelez International, Inc.	766,100	48,463,486
Tyson Foods, Inc. Class A	253,000	18,079,380
		66,542,866
Household Products - 3.3%
Procter & Gamble Co.	535,100	76,107,273
Reckitt Benckiser Group PLC	308,600	23,607,794
Spectrum Brands Holdings, Inc.	80,049	6,992,280
		106,707,347

TOTAL CONSUMER STAPLES		222,825,077

ENERGY - 1.0%
Energy Equipment & Services - 0.0%
Hoegh LNG Partners LP (b)	379,295	2,078,537
Oil, Gas & Consumable Fuels - 1.0%
Parex Resources, Inc.	1,204,900	19,798,373
Teekay LNG Partners LP	825,199	11,957,134
		31,755,507

TOTAL ENERGY		33,834,044

FINANCIALS - 18.7%
Banks - 7.1%
Bank of America Corp.	2,020,200	77,494,872
Cullen/Frost Bankers, Inc.	72,400	7,769,968
JPMorgan Chase & Co.	485,300	73,658,834
M&T Bank Corp.	232,500	31,120,125
PNC Financial Services Group, Inc.	236,900	43,212,929
		233,256,728
Capital Markets - 1.7%
Affiliated Managers Group, Inc.	157,600	24,970,144
BlackRock, Inc. Class A	13,000	11,273,210
Invesco Ltd.	419,900	10,237,162
State Street Corp.	91,719	7,992,394
		54,472,910
Consumer Finance - 2.4%
Capital One Financial Corp.	196,132	31,714,544
Discover Financial Services	377,722	46,958,399
		78,672,943
Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc. Class B (a)	473,360	131,731,351
Insurance - 3.5%
Allstate Corp.	66,007	8,584,210
American International Group, Inc.	335,300	15,876,455
Chubb Ltd.	266,947	45,044,637
The Travelers Companies, Inc.	310,115	46,182,326
		115,687,628

TOTAL FINANCIALS		613,821,560

HEALTH CARE - 19.0%
Biotechnology - 2.4%
Amgen, Inc.	180,693	43,644,587
Regeneron Pharmaceuticals, Inc. (a)	59,000	33,901,990
		77,546,577
Health Care Providers & Services - 10.1%
Anthem, Inc.	106,289	40,816,039
Centene Corp. (a)	951,100	65,254,971
Cigna Corp.	313,364	71,913,904
CVS Health Corp.	430,460	35,452,686
Humana, Inc.	86,100	36,666,546
UnitedHealth Group, Inc.	199,500	82,237,890
		332,342,036
Pharmaceuticals - 6.5%
AstraZeneca PLC sponsored ADR (b)	732,033	41,901,569
Bristol-Myers Squibb Co.	1,163,200	78,946,384
Roche Holding AG (participation certificate)	141,904	54,819,245
Sanofi SA sponsored ADR	714,742	36,852,098
		212,519,296

TOTAL HEALTH CARE		622,407,909

INDUSTRIALS - 11.9%
Aerospace & Defense - 2.4%
L3Harris Technologies, Inc.	134,100	30,405,834
Northrop Grumman Corp.	134,000	48,644,680
		79,050,514
Air Freight & Logistics - 0.6%
Deutsche Post AG	286,100	19,389,354
Building Products - 1.5%
Johnson Controls International PLC	317,000	22,640,140
Owens Corning	56,800	5,461,888
Trane Technologies PLC	105,500	21,480,855
		49,582,883
Electrical Equipment - 0.6%
Regal Beloit Corp.	146,900	21,628,087
Industrial Conglomerates - 2.5%
3M Co.	211,700	41,903,898
Siemens AG	250,500	39,086,307
		80,990,205
Machinery - 4.3%
ITT, Inc.	275,400	26,964,414
Oshkosh Corp.	363,400	43,444,470
Otis Worldwide Corp.	274,950	24,621,773
Pentair PLC	351,000	25,858,170
Stanley Black & Decker, Inc.	102,300	20,158,215
		141,047,042

TOTAL INDUSTRIALS		391,688,085

INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 2.2%
Cisco Systems, Inc.	1,274,800	70,585,676
Electronic Equipment & Components - 1.4%
TE Connectivity Ltd.	318,334	46,944,715
IT Services - 2.3%
Amdocs Ltd.	286,182	22,067,494
Capgemini SA	89,000	19,241,272
Cognizant Technology Solutions Corp. Class A	461,813	33,957,110
		75,265,876
Semiconductors & Semiconductor Equipment - 0.6%
NXP Semiconductors NV	99,700	20,577,083
Software - 0.6%
NortonLifeLock, Inc.	721,500	17,907,630

TOTAL INFORMATION TECHNOLOGY		231,280,980

MATERIALS - 3.3%
Chemicals - 1.4%
DuPont de Nemours, Inc.	329,890	24,758,245
International Flavors & Fragrances, Inc.	140,576	21,176,369
		45,934,614
Metals & Mining - 1.9%
BHP Group Ltd. sponsored ADR	39,700	3,118,832
Lundin Mining Corp.	2,471,100	22,520,365
Newmont Corp.	571,700	35,914,194
		61,553,391

TOTAL MATERIALS		107,488,005

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 1.9%
American Tower Corp.	146,200	41,345,360
Simon Property Group, Inc.	172,800	21,862,656
		63,208,016
Real Estate Management & Development - 2.4%
CBRE Group, Inc. (a)	806,893	77,832,899

TOTAL REAL ESTATE		141,040,915

UTILITIES - 8.5%
Electric Utilities - 7.1%
Duke Energy Corp.	345,800	36,347,038
Entergy Corp.	15,900	1,636,428
Evergy, Inc.	535,800	34,944,876
Exelon Corp.	885,612	41,446,642
PG&E Corp. (a)	2,871,300	25,238,727
Portland General Electric Co.	421,300	20,601,570
PPL Corp.	861,900	24,452,103
Southern Co.	773,900	49,428,993
		234,096,377
Multi-Utilities - 1.4%
Dominion Energy, Inc.	619,100	46,352,017

TOTAL UTILITIES		280,448,394

TOTAL COMMON STOCKS
(Cost $2,317,758,091)		3,135,800,656

Nonconvertible Preferred Stocks - 1.7%
INFORMATION TECHNOLOGY - 1.7%
Technology Hardware, Storage & Peripherals - 1.7%
Samsung Electronics Co. Ltd.
(Cost $39,413,829)	923,290	57,747,674

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.06% (c)	82,983,832	83,000,429
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	11,320,868	11,322,000
TOTAL MONEY MARKET FUNDS
(Cost $94,322,429)		94,322,429
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $2,451,494,349)		3,287,870,759
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(7,942,106)
NET ASSETS - 100%		$3,279,928,653

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,184
Fidelity Securities Lending Cash Central Fund	35,565
Total	$73,749

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$43,132,118	$725,808,552	$685,937,124	$(1,380)	$(1,737)	$83,000,429	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	7,115,250	170,867,831	166,661,081	--	--	11,322,000	0.0%
Total	$50,247,368	$896,676,383	$852,598,205	$(1,380)	$(1,737)	$94,322,429

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$350,624,833	$332,124,131	$18,500,702	$--
Consumer Discretionary	140,340,854	140,340,854	--	--
Consumer Staples	222,825,077	199,217,283	23,607,794	--
Energy	33,834,044	33,834,044	--	--
Financials	613,821,560	613,821,560	--	--
Health Care	622,407,909	567,588,664	54,819,245	--
Industrials	391,688,085	333,212,424	58,475,661	--
Information Technology	289,028,654	289,028,654	--	--
Materials	107,488,005	107,488,005	--	--
Real Estate	141,040,915	141,040,915	--	--
Utilities	280,448,394	280,448,394	--	--
Money Market Funds	94,322,429	94,322,429	--	--
Total Investments in Securities:	$3,287,870,759	$3,132,467,357	$155,403,402	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Switzerland	4.5%
Ireland	2.1%
United Kingdom	2.0%
Germany	1.8%
Korea (South)	1.7%
France	1.7%
Canada	1.6%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $10,982,588) — See accompanying schedule: Unaffiliated issuers (cost $2,357,171,920)	$3,193,548,330
Fidelity Central Funds (cost $94,322,429)	94,322,429
Total Investment in Securities (cost $2,451,494,349)		$3,287,870,759
Foreign currency held at value (cost $1,607)		1,600
Receivable for fund shares sold		2,673,449
Dividends receivable		3,933,184
Distributions receivable from Fidelity Central Funds		5,364
Prepaid expenses		2,435
Other receivables		49,209
Total assets		3,294,536,000
Liabilities
Payable for fund shares redeemed	$1,180,368
Accrued management fee	1,603,065
Other affiliated payables	447,531
Other payables and accrued expenses	54,383
Collateral on securities loaned	11,322,000
Total liabilities		14,607,347
Net Assets		$3,279,928,653
Net Assets consist of:
Paid in capital		$2,389,106,245
Total accumulated earnings (loss)		890,822,408
Net Assets		$3,279,928,653
Net Asset Value and Maximum Offering Price
Value Discovery:
Net Asset Value, offering price and redemption price per share ($3,192,072,525 ÷ 84,105,004 shares)		$37.95
Class K:
Net Asset Value, offering price and redemption price per share ($87,856,128 ÷ 2,312,941 shares)		$37.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$52,073,543
Income from Fidelity Central Funds (including $35,565 from security lending)		73,749
Total income		52,147,292
Expenses
Management fee
Basic fee	$14,086,350
Performance adjustment	1,115,697
Transfer agent fees	3,665,408
Accounting fees	792,159
Custodian fees and expenses	51,377
Independent trustees' fees and expenses	10,638
Registration fees	133,089
Audit	53,514
Legal	6,664
Miscellaneous	12,062
Total expenses before reductions	19,926,958
Expense reductions	(84,574)
Total expenses after reductions		19,842,384
Net investment income (loss)		32,304,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	132,814,296
Fidelity Central Funds	(1,380)
Foreign currency transactions	58,277
Total net realized gain (loss)		132,871,193
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	740,831,047
Fidelity Central Funds	(1,737)
Assets and liabilities in foreign currencies	1,597
Total change in net unrealized appreciation (depreciation)		740,830,907
Net gain (loss)		873,702,100
Net increase (decrease) in net assets resulting from operations		$906,007,008

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,304,908	$41,983,196
Net realized gain (loss)	132,871,193	(30,233,128)
Change in net unrealized appreciation (depreciation)	740,830,907	(81,597,401)
Net increase (decrease) in net assets resulting from operations	906,007,008	(69,847,333)
Distributions to shareholders	(31,222,091)	(70,564,497)
Share transactions - net increase (decrease)	579,722,575	(490,630,701)
Total increase (decrease) in net assets	1,454,507,492	(631,042,531)
Net Assets
Beginning of period	1,825,421,161	2,456,463,692
End of period	$3,279,928,653	$1,825,421,161

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.99	$28.85	$29.25	$28.10	$24.16
Income from Investment Operations
Net investment income (loss)A	.40	.57B	.54	.42	.38
Net realized and unrealized gain (loss)	10.98	(1.53)	.22	1.28	3.86
Total from investment operations	11.38	(.96)	.76	1.70	4.24
Distributions from net investment income	(.42)	(.52)	(.57)	(.31)	(.29)
Distributions from net realized gain	–	(.38)	(.59)	(.24)	(.01)
Total distributions	(.42)	(.90)	(1.16)	(.55)	(.30)
Net asset value, end of period	$37.95	$26.99	$28.85	$29.25	$28.10
Total ReturnC	42.65%	(3.54)%	2.86%	6.19%	17.70%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.66%	.60%	.69%	.75%
Expenses net of fee waivers, if any	.75%	.66%	.60%	.69%	.75%
Expenses net of all reductions	.74%	.64%	.60%	.69%	.75%
Net investment income (loss)	1.21%	2.07%B	1.95%	1.50%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$3,192,073	$1,788,146	$2,400,695	$2,313,811	$2,708,049
Portfolio turnover rateF	36%	70%G	48%	33%G	32%G

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Discovery Fund Class K

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.01	$28.86	$29.28	$28.11	$24.17
Income from Investment Operations
Net investment income (loss)A	.44	.60B	.58	.46	.41
Net realized and unrealized gain (loss)	10.97	(1.52)	.20	1.28	3.86
Total from investment operations	11.41	(.92)	.78	1.74	4.27
Distributions from net investment income	(.44)	(.55)	(.61)	(.33)	(.32)
Distributions from net realized gain	–	(.38)	(.59)	(.24)	(.01)
Total distributions	(.44)	(.93)	(1.20)	(.57)	(.33)
Net asset value, end of period	$37.98	$27.01	$28.86	$29.28	$28.11
Total ReturnC	42.76%	(3.40)%	2.93%	6.34%	17.82%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.56%	.49%	.57%	.63%
Expenses net of fee waivers, if any	.65%	.56%	.49%	.57%	.63%
Expenses net of all reductions	.65%	.54%	.48%	.56%	.63%
Net investment income (loss)	1.30%	2.17%B	2.06%	1.62%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$87,856	$37,275	$55,768	$67,335	$113,668
Portfolio turnover rateF	36%	70%G	48%	33%G	32%G

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.84%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$866,449,155
Gross unrealized depreciation	(33,706,736)
Net unrealized appreciation (depreciation)	$832,742,419
Tax Cost	$2,455,128,340

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$58,047,669
Net unrealized appreciation (depreciation) on securities and other investments	$832,774,738

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$31,222,091	$ 46,510,387
Long-term Capital Gains	–	24,054,110
Total	$31,222,091	$ 70,564,497

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	1,465,023,793	920,672,836

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$3,641,120.14
Class K	24,288.04
	$3,665,408

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Value Discovery Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery Fund	$16,490

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	136,725,686	52,687,332

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Value Discovery Fund	7,715,624	45,570,810	230,194,879	Value Discovery

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Value Discovery Fund	$4,854

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Value Discovery Fund	$4,140	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $57,360 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $28.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27,186.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Value Discovery Fund
Distributions to shareholders
Value Discovery	$30,572,278	$68,839,664
Class K	649,813	1,724,833
Total	$31,222,091	$70,564,497

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Value Discovery Fund
Value Discovery
Shares sold	33,282,966	33,438,247	$1,060,677,148	$858,881,720
Reinvestment of distributions	697,213	1,722,368	20,391,490	49,825,323
Shares redeemed	(16,126,218)	(52,136,661)	(534,871,305)	(1,384,972,163)
Net increase (decrease)	17,853,961	(16,976,046)	$546,197,333	$(476,265,120)
Class K
Shares sold	1,438,921	313,065	$50,378,390	$8,551,240
Reinvestment of distributions	22,129	59,409	649,813	1,724,833
Shares redeemed	(528,282)	(924,367)	(17,502,961)	(24,641,654)
Net increase (decrease)	932,768	(551,893)	$33,525,242	$(14,365,581)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Value Discovery Fund
Value Discovery	.74%
Actual		$1,000.00	$1,183.30	$4.01
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class K	.64%
Actual		$1,000.00	$1,183.90	$3.47
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Value Discovery Fund
Value Discovery	09/07/21	09/03/21	$0.243	$0.459
Class K	09/07/21	09/03/21	$0.221	$0.459

Value Discovery and Class K designate 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery and Class K designate 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Value Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FVD-ANN-0921
1.788864.118

Fidelity® Value Discovery K6 Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® Value Discovery K6 Fund	42.84%	11.30%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$15,655	Fidelity® Value Discovery K6 Fund
$15,438	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2021, the fund gained 42.84%, outperforming the 40.72% increase in the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the industrials sector. Strong picks in real estate also lifted the fund's relative result. Also aiding performance were favorable investment choices among communication services stocks, especially within the media & entertainment industry. The biggest individual relative contributor was an overweight position in Discover Financial Services (+154%) and we decreased our position in this company this period. Also bolstering performance was our overweighting in CBRE Group, which gained 120%. CBRE Group was among the biggest holdings as of July 31. Another notable relative contributor was an outsized stake in Capital One Financial (+150%), which we reduced our stake in this period. In contrast, the biggest detractor from performance versus the benchmark was an overweighting in utilities. Also hindering the portfolio's relative result was stock selection and an overweighting in health care, along with subpar picks and an underweighting in energy. The biggest individual relative detractor was an overweight position in Centene (+6%), one of our largest holdings this period. Further pressuring the fund’s relative return was a larger-than-benchmark position in Amgen (+1%). Another key relative detractor was an outsized stake in Newmont (-7%). Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.0
Comcast Corp. Class A	3.3
UnitedHealth Group, Inc.	2.5
Bristol-Myers Squibb Co.	2.4
Alphabet, Inc. Class A	2.4
CBRE Group, Inc.	2.4
Bank of America Corp.	2.4
Procter & Gamble Co.	2.3
JPMorgan Chase & Co.	2.2
Cigna Corp.	2.2
26.1

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Health Care	18.9
Financials	18.6
Industrials	11.9
Communication Services	10.6
Information Technology	8.9

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 18.7%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
COMMUNICATION SERVICES - 10.6%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	54,783	$3,055,796
Entertainment - 0.3%
Lions Gate Entertainment Corp. Class B (a)	37,388	499,504
Interactive Media & Services - 2.9%
Alphabet, Inc. Class A (a)	1,601	4,313,943
Facebook, Inc. Class A (a)	2,771	987,307
		5,301,250
Media - 5.7%
Comcast Corp. Class A	100,234	5,896,766
Fox Corp. Class A	14,049	500,987
Interpublic Group of Companies, Inc.	83,007	2,935,128
WPP PLC	78,344	1,013,225
		10,346,106

TOTAL COMMUNICATION SERVICES		19,202,656

CONSUMER DISCRETIONARY - 4.4%
Auto Components - 0.3%
Lear Corp.	2,795	489,069
Household Durables - 0.5%
Whirlpool Corp.	3,833	849,163
Multiline Retail - 1.1%
Dollar General Corp.	9,058	2,107,253
Specialty Retail - 1.2%
Best Buy Co., Inc.	14,447	1,623,120
Lowe's Companies, Inc.	2,645	509,665
		2,132,785
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp. (a)	11,706	1,224,682
Tapestry, Inc. (a)	28,829	1,219,467
		2,444,149

TOTAL CONSUMER DISCRETIONARY		8,022,419

CONSUMER STAPLES - 6.8%
Food & Staples Retailing - 1.5%
Kroger Co.	46,026	1,873,258
U.S. Foods Holding Corp. (a)	24,513	841,776
		2,715,034
Food Products - 2.0%
Mondelez International, Inc.	41,956	2,654,137
Tyson Foods, Inc. Class A	13,856	990,150
		3,644,287
Household Products - 3.3%
Procter & Gamble Co.	29,305	4,168,050
Reckitt Benckiser Group PLC	16,901	1,292,921
Spectrum Brands Holdings, Inc.	5,140	448,979
		5,909,950

TOTAL CONSUMER STAPLES		12,269,271

ENERGY - 1.5%
Energy Equipment & Services - 0.1%
Hoegh LNG Partners LP	21,167	115,995
Oil, Gas & Consumable Fuels - 1.4%
Parex Resources, Inc.	114,800	1,886,342
Teekay LNG Partners LP	45,841	664,236
		2,550,578

TOTAL ENERGY		2,666,573

FINANCIALS - 18.6%
Banks - 7.1%
Bank of America Corp.	110,640	4,244,150
Cullen/Frost Bankers, Inc.	4,024	431,856
JPMorgan Chase & Co.	26,578	4,034,009
M&T Bank Corp.	12,733	1,704,312
PNC Financial Services Group, Inc.	12,974	2,366,587
		12,780,914
Capital Markets - 1.6%
Affiliated Managers Group, Inc.	8,631	1,367,496
BlackRock, Inc. Class A	711	616,558
Invesco Ltd.	22,996	560,642
State Street Corp.	5,023	437,704
		2,982,400
Consumer Finance - 2.4%
Capital One Financial Corp.	10,741	1,736,820
Discover Financial Services	20,686	2,571,684
		4,308,504
Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc. Class B (a)	25,924	7,214,389
Insurance - 3.5%
Allstate Corp.	3,615	470,131
American International Group, Inc.	18,363	869,488
Chubb Ltd.	14,618	2,466,641
The Travelers Companies, Inc.	16,984	2,529,257
		6,335,517

TOTAL FINANCIALS		33,621,724

HEALTH CARE - 18.9%
Biotechnology - 2.4%
Amgen, Inc.	9,892	2,389,314
Regeneron Pharmaceuticals, Inc. (a)	3,231	1,856,565
		4,245,879
Health Care Providers & Services - 10.1%
Anthem, Inc.	5,821	2,235,322
Centene Corp. (a)	52,088	3,573,758
Cigna Corp.	17,161	3,938,278
CVS Health Corp.	23,573	1,941,472
Humana, Inc.	4,715	2,007,930
UnitedHealth Group, Inc.	10,925	4,503,504
		18,200,264
Pharmaceuticals - 6.4%
AstraZeneca PLC sponsored ADR	40,089	2,294,694
Bristol-Myers Squibb Co.	63,704	4,323,590
Roche Holding AG (participation certificate)	7,770	3,001,646
Sanofi SA sponsored ADR	39,144	2,018,265
		11,638,195

TOTAL HEALTH CARE		34,084,338

INDUSTRIALS - 11.9%
Aerospace & Defense - 2.4%
L3Harris Technologies, Inc.	7,487	1,697,602
Northrop Grumman Corp.	7,338	2,663,841
		4,361,443
Air Freight & Logistics - 0.6%
Deutsche Post AG	15,668	1,061,840
Building Products - 1.5%
Johnson Controls International PLC	17,361	1,239,923
Owens Corning	2,765	265,882
Trane Technologies PLC	5,788	1,178,495
		2,684,300
Electrical Equipment - 0.6%
Regal Beloit Corp.	8,045	1,184,465
Industrial Conglomerates - 2.5%
3M Co.	11,594	2,294,916
Siemens AG	13,719	2,140,619
		4,435,535
Machinery - 4.3%
ITT, Inc.	15,082	1,476,679
Oshkosh Corp.	19,902	2,379,284
Otis Worldwide Corp.	15,058	1,348,444
Pentair PLC	19,223	1,416,158
Stanley Black & Decker, Inc.	5,602	1,103,874
		7,724,439

TOTAL INDUSTRIALS		21,452,022

INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 2.1%
Cisco Systems, Inc.	69,816	3,865,712
Electronic Equipment & Components - 1.4%
TE Connectivity Ltd.	17,434	2,570,992
IT Services - 2.3%
Amdocs Ltd.	15,717	1,211,938
Capgemini SA	4,874	1,053,730
Cognizant Technology Solutions Corp. Class A	25,292	1,859,721
		4,125,389
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	6,082	1,255,264
Software - 0.6%
NortonLifeLock, Inc.	39,514	980,737

TOTAL INFORMATION TECHNOLOGY		12,798,094

MATERIALS - 3.3%
Chemicals - 1.4%
DuPont de Nemours, Inc.	18,067	1,355,928
International Flavors & Fragrances, Inc.	8,129	1,224,553
		2,580,481
Metals & Mining - 1.9%
BHP Group Ltd. sponsored ADR	2,398	188,387
Lundin Mining Corp.	135,290	1,232,965
Newmont Corp.	31,310	1,966,894
		3,388,246

TOTAL MATERIALS		5,968,727

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 1.9%
American Tower Corp.	8,006	2,264,097
Simon Property Group, Inc.	9,463	1,197,259
		3,461,356
Real Estate Management & Development - 2.4%
CBRE Group, Inc. (a)	44,191	4,262,664

TOTAL REAL ESTATE		7,724,020

UTILITIES - 8.6%
Electric Utilities - 7.2%
Duke Energy Corp.	18,938	1,990,573
Entergy Corp.	900	92,628
Evergy, Inc.	29,344	1,913,816
Exelon Corp.	48,502	2,269,894
PG&E Corp. (a)	157,252	1,382,245
Portland General Electric Co.	26,040	1,273,356
PPL Corp.	47,203	1,339,149
Southern Co.	42,384	2,707,066
		12,968,727
Multi-Utilities - 1.4%
Dominion Energy, Inc.	33,906	2,538,542

TOTAL UTILITIES		15,507,269

TOTAL COMMON STOCKS
(Cost $124,764,772)		173,317,113

Nonconvertible Preferred Stocks - 1.8%
INFORMATION TECHNOLOGY - 1.8%
Technology Hardware, Storage & Peripherals - 1.8%
Samsung Electronics Co. Ltd.
(Cost $2,148,432)	50,565	3,162,615

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.06% (b)
(Cost $4,029,546)	4,028,740	4,029,546
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $130,942,750)		180,509,274
NET OTHER ASSETS (LIABILITIES) - 0.0%		65,249
NET ASSETS - 100%		$180,574,523

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,242
Fidelity Securities Lending Cash Central Fund	109
Total	$2,351

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$704,677	$67,957,043	$64,632,568	$462	$(68)	$4,029,546	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	4,752	3,750,505	3,755,257	--	--	--	0.0%
Total	$709,429	$71,707,548	$68,387,825	$462	$(68)	$4,029,546

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$19,202,656	$18,189,431	$1,013,225	$--
Consumer Discretionary	8,022,419	8,022,419	--	--
Consumer Staples	12,269,271	10,976,350	1,292,921	--
Energy	2,666,573	2,666,573	--	--
Financials	33,621,724	33,621,724	--	--
Health Care	34,084,338	31,082,692	3,001,646	--
Industrials	21,452,022	18,249,563	3,202,459	--
Information Technology	15,960,709	15,960,709	--	--
Materials	5,968,727	5,968,727	--	--
Real Estate	7,724,020	7,724,020	--	--
Utilities	15,507,269	15,507,269	--	--
Money Market Funds	4,029,546	4,029,546	--	--
Total Investments in Securities:	$180,509,274	$171,999,023	$8,510,251	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.3%
Switzerland	4.4%
Ireland	2.2%
Canada	2.0%
United Kingdom	2.0%
Germany	1.8%
Korea (South)	1.8%
France	1.7%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $126,913,204)	$176,479,728
Fidelity Central Funds (cost $4,029,546)	4,029,546
Total Investment in Securities (cost $130,942,750)		$180,509,274
Receivable for fund shares sold		49,033
Dividends receivable		225,069
Distributions receivable from Fidelity Central Funds		225
Other receivables		5,857
Total assets		180,789,458
Liabilities
Payable for fund shares redeemed	149,496
Accrued management fee	65,439
Total liabilities		214,935
Net Assets		$180,574,523
Net Assets consist of:
Paid in capital		$120,906,291
Total accumulated earnings (loss)		59,668,232
Net Assets		$180,574,523
Net Asset Value, offering price and redemption price per share ($180,574,523 ÷ 12,696,596 shares)		$14.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$3,287,094
Non-Cash dividends		210,622
Income from Fidelity Central Funds (including $109 from security lending)		2,351
Total income		3,500,067
Expenses
Management fee	$804,841
Independent trustees' fees and expenses	771
Interest	1,540
Miscellaneous	87
Total expenses before reductions	807,239
Expense reductions	(7,511)
Total expenses after reductions		799,728
Net investment income (loss)		2,700,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,592,414
Fidelity Central Funds	462
Foreign currency transactions	4,236
Total net realized gain (loss)		19,597,112
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	41,320,521
Fidelity Central Funds	(68)
Assets and liabilities in foreign currencies	177
Total change in net unrealized appreciation (depreciation)		41,320,630
Net gain (loss)		60,917,742
Net increase (decrease) in net assets resulting from operations		$63,618,081

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,700,339	$3,978,139
Net realized gain (loss)	19,597,112	(8,634,620)
Change in net unrealized appreciation (depreciation)	41,320,630	(2,850,046)
Net increase (decrease) in net assets resulting from operations	63,618,081	(7,506,527)
Distributions to shareholders	(3,362,410)	(6,868,130)
Share transactions
Proceeds from sales of shares	70,189,811	62,134,131
Reinvestment of distributions	3,362,410	6,868,130
Cost of shares redeemed	(117,625,866)	(81,936,188)
Net increase (decrease) in net assets resulting from share transactions	(44,073,645)	(12,933,927)
Total increase (decrease) in net assets	16,182,026	(27,308,584)
Net Assets
Beginning of period	164,392,497	191,701,081
End of period	$180,574,523	$164,392,497
Other Information
Shares
Sold	5,533,329	6,095,665
Issued in reinvestment of distributions	310,770	624,873
Redeemed	(9,346,543)	(8,047,567)
Net increase (decrease)	(3,502,444)	(1,327,029)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery K6 Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.15	$10.94	$10.98	$10.38	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.23C	.22	.19	–D
Net realized and unrealized gain (loss)	4.09	(.62)	.09	.49	.38
Total from investment operations	4.28	(.39)	.31	.68	.38
Distributions from net investment income	(.21)	(.23)	(.27)	(.08)	–
Distributions from net realized gain	–	(.17)	(.08)	–	–
Total distributions	(.21)	(.40)	(.35)	(.08)	–
Net asset value, end of period	$14.22	$10.15	$10.94	$10.98	$10.38
Total ReturnE,F	42.84%	(3.80)%	2.98%	6.58%	3.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.45%	.45%	.45%	.45%	.45%I
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%I
Expenses net of all reductions	.45%	.44%	.45%	.45%	.45%I
Net investment income (loss)	1.51%	2.27%C	2.13%	1.81%	(.28)%I
Supplemental Data
Net assets, end of period (000 omitted)	$180,575	$164,392	$191,701	$266,215	$297,069
Portfolio turnover rateJ	55%	82%	45%	38%K	- %K,L

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.93%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$50,862,771
Gross unrealized depreciation	(1,849,061)
Net unrealized appreciation (depreciation)	$49,013,710
Tax Cost	$131,495,564

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,530,654
Undistributed long-term capital gain	$3,121,302
Net unrealized appreciation (depreciation) on securities and other investments	$49,016,278

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$3,362,410	$ 4,466,081
Long-term Capital Gains	–	2,402,049
Total	$3,362,410	$ 6,868,130

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	95,764,713	142,605,556

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Value Discovery K6 Fund	$1,906

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery K6 Fund	Borrower	$3,371,500.33%		$62

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	5,227,432	9,543,692

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Value Discovery K6 Fund	$87

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Value Discovery K6 Fund	$55	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Value Discovery K6 Fund	$30,574,000.58%		$1,478

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $7,508 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Value Discovery K6 Fund	.45%
Actual		$1,000.00	$1,181.10	$2.43
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery K6 Fund voted to pay on September 13, 2021 to shareholders of record at the opening of business on September 10, 2021, a distribution of $0.744 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.114 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $3,121,301, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100%, and 88% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year period ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Value Discovery K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for the periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Value Discovery K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FVDK6-ANN-0921
1.9884003.104

Fidelity Flex® Funds

Fidelity Flex® Intrinsic Opportunities Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Intrinsic Opportunities Fund	72.26%	17.30%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Intrinsic Opportunities Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$20,180	Fidelity Flex® Intrinsic Opportunities Fund
$20,176	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Joel Tillinghast:  For the fiscal year ending July 31, 2021, the fund gained 72.26%, outperforming the 38.73% result of the benchmark Russell 3000® Index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Stock picking and an overweighting in financials also boosted the fund's relative result. Also bolstering the fund's relative result were stock picks in the communication services sector, especially within the media & entertainment industry. One of the biggest individual relative contributors was an overweight position in ViacomCBS (+241%). Also helping performance was our outsized stake in Discover Financial Services, which gained 155%. Discover Financial Services was among our largest holdings. Another notable relative contributor was an overweighting in Synchrony Financial (+116%), which was one of the fund's biggest holdings. Conversely, the largest detractor from performance versus the benchmark was an overweighting in health care. Weak picks in the industrials sector, especially within the capital goods industry, also hampered relative performance. Also detracting from the fund's relative result was an underweighting in the information technology sector, primarily within the semiconductors & semiconductor equipment industry. Lastly, the fund's position in cash was a notable detractor. Not owning Alphabet, a benchmark component that gained 82%, was the largest individual relative detractor. Another notable relative detractor was an outsized stake in Amgen (+2%), which was among our biggest holdings this period. Another notable relative detractor was an overweighting in Western Union (-1%). Notable changes in positioning include a higher allocation to the energy and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Anthem, Inc.	6.4
Itochu Corp.	3.5
Synchrony Financial	3.0
JD Sports Fashion PLC	2.8
Discover Financial Services	2.6
AFLAC, Inc.	2.4
UnitedHealth Group, Inc.	2.3
Lear Corp.	2.1
United Therapeutics Corp.	2.0
Southwestern Energy Co.	1.9
29.0

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Consumer Discretionary	19.2
Health Care	18.1
Financials	16.7
Industrials	10.3
Energy	8.4

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	91.2%
Short-Term Investments and Net Other Assets (Liabilities)	8.8%

 * Foreign investments - 40.9%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value
COMMUNICATION SERVICES - 2.9%
Entertainment - 0.0%
GAMEVIL, Inc. (a)	7	$215
Interactive Media & Services - 0.5%
Cars.com, Inc. (a)	1,758	21,237
Dip Corp.	1,649	48,025
JOYY, Inc. ADR	1,797	96,050
Zappallas, Inc.	2,400	12,054
ZIGExN Co. Ltd.	5,051	19,568
		196,934
Media - 1.9%
AMC Networks, Inc. Class A (a)	371	18,565
Cogeco Communications, Inc.	65	6,155
Comcast Corp. Class A	7,327	431,047
Corus Entertainment, Inc. Class B (non-vtg.)	710	3,295
Discovery Communications, Inc.:
Class A (a)(b)	2,859	82,940
Class C (non-vtg.) (a)	4,741	128,529
DMS, Inc.	664	9,666
F@N Communications, Inc.	1,290	4,704
Gendai Agency, Inc. (a)	1,954	6,109
Gray Television, Inc.	100	2,217
Hyundai HCN	5,719	22,846
Hyve Group PLC (a)	676	1,236
Pico Far East Holdings Ltd.	17,939	3,001
Proto Corp.	200	2,525
Trenders, Inc.	409	2,468
ViacomCBS, Inc. Class B	650	26,605
WOWOW INC.	568	12,317
		764,225
Wireless Telecommunication Services - 0.5%
KDDI Corp.	3,712	113,526
Okinawa Cellular Telephone Co.	1,602	76,081
		189,607

TOTAL COMMUNICATION SERVICES		1,150,981

CONSUMER DISCRETIONARY - 19.2%
Auto Components - 6.5%
Adient PLC (a)	5,231	220,382
ASTI Corp.	507	12,631
Burelle SA	6	5,139
Cooper-Standard Holding, Inc. (a)	2,115	55,096
DaikyoNishikawa Corp.	6,299	40,365
DTR Automotive Corp.	97	3,357
Eagle Industry Co. Ltd.	700	8,244
G-Tekt Corp.	8,687	122,579
Gentex Corp.	663	22,562
Hi-Lex Corp.	737	11,145
Hyundai Mobis	2,082	481,326
IJTT Co. Ltd.	4,833	30,926
Lear Corp.	4,674	817,857
Linamar Corp.	7,983	472,351
Murakami Corp.	65	1,878
Patrick Industries, Inc.	27	2,231
Piolax, Inc.	1,100	15,221
Plastic Omnium SA	2,296	72,884
Seoyon Co. Ltd.	1,136	16,211
Stanley Electric Co. Ltd.	300	7,769
Strattec Security Corp. (a)	226	9,307
TBK Co. Ltd.	400	1,499
Topre Corp.	891	12,792
TPR Co. Ltd.	2,341	32,606
Yorozu Corp.	6,077	67,470
		2,543,828
Distributors - 0.1%
Doshisha Co. Ltd.	872	13,680
Harima-Kyowa Co. Ltd.	349	5,736
Nakayamafuku Co. Ltd.	537	2,139
Yagi & Co. Ltd.	1,095	14,882
		36,437
Diversified Consumer Services - 0.7%
Cross-Harbour Holdings Ltd.	4,335	6,951
Heian Ceremony Service Co. Ltd.	1,340	10,944
Kukbo Design Co. Ltd.	930	18,112
MegaStudy Co. Ltd.	2,610	31,358
MegaStudyEdu Co. Ltd.	2,971	205,153
Multicampus Co. Ltd.	135	4,725
Tsukada Global Holdings, Inc. (a)	3,245	8,933
		286,176
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares)	533	4,291
The Restaurant Group PLC (a)	59,010	94,163
		98,454
Household Durables - 2.6%
Ace Bed Co. Ltd.	685	28,790
Avantia Co. Ltd.	1,811	15,138
Bellway PLC	240	10,949
Cuckoo Holdings Co. Ltd.	102	11,326
Emak SpA	3,041	6,313
FJ Next Co. Ltd.	2,804	26,275
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	19,810	145,629
Hamilton Beach Brands Holding Co.:
Class A	398	7,439
Class B (a)	104	1,944
Helen of Troy Ltd. (a)	1,103	246,399
Mohawk Industries, Inc. (a)	1,474	287,283
Open House Co. Ltd.	347	17,460
Pressance Corp.	1,710	24,846
Sanei Architecture Planning Co. Ltd.	738	13,273
Taylor Morrison Home Corp. (a)	7,276	195,142
		1,038,206
Internet & Direct Marketing Retail - 0.1%
Aucnet, Inc.	252	3,655
CROOZ, Inc. (a)	100	1,664
Danawa Co. Ltd.	107	2,794
Hamee Corp.	200	2,837
Hyundai Home Shopping Network Corp.	7	494
Moneysupermarket.com Group PLC	2,660	9,391
Vipshop Holdings Ltd. ADR (a)	300	4,989
		25,824
Leisure Products - 0.1%
Mars Group Holdings Corp.	1,460	21,746
Multiline Retail - 0.3%
Big Lots, Inc.	273	15,728
Grazziotin SA	880	5,505
Lifestyle China Group Ltd. (a)	26,833	3,971
Lifestyle International Holdings Ltd. (a)	30,541	21,772
Macy's, Inc. (a)	2,206	37,502
Ryohin Keikaku Co. Ltd.	206	4,167
Treasure Factory Co. Ltd.	2,331	20,993
		109,638
Specialty Retail - 6.5%
Arcland Sakamoto Co. Ltd.	1,295	17,789
AT-Group Co. Ltd.	2,741	35,704
Bed Bath & Beyond, Inc. (a)	1,577	45,008
Foot Locker, Inc.	5,143	293,460
Fuji Corp.	4,198	46,608
Genesco, Inc. (a)	931	53,486
Goldlion Holdings Ltd.	20,919	4,738
Guess?, Inc.	10,712	239,092
Handsman Co. Ltd.	2,267	31,989
Hour Glass Ltd.	48,700	55,351
JB Hi-Fi Ltd.	680	23,973
JD Sports Fashion PLC	89,102	1,110,950
K's Holdings Corp.	5,228	61,523
Ku Holdings Co. Ltd.	1,373	12,515
Leon's Furniture Ltd.	740	13,755
Lookers PLC (a)	3,142	2,922
Mandarake, Inc.	100	576
Nafco Co. Ltd.	200	3,416
Nitori Holdings Co. Ltd.	111	21,098
Nojima Co. Ltd.	83	2,148
Padini Holdings Bhd	5,800	3,862
Sally Beauty Holdings, Inc. (a)	9,576	181,178
Samse SA	74	16,240
Silvano Fashion Group A/S (a)	7	14
SuperGroup PLC (a)	326	1,695
T-Gaia Corp.	67	1,204
The Buckle, Inc.	3,282	138,107
Tokatsu Holdings Co. Ltd.	494	1,914
Truworths International Ltd.	228	962
Urban Outfitters, Inc. (a)	4,009	149,055
Vita Group Ltd.	18	13
		2,570,345
Textiles, Apparel & Luxury Goods - 2.1%
Best Pacific International Holdings Ltd.	99,275	29,382
Capri Holdings Ltd. (a)	9,718	547,221
Carter's, Inc.	40	3,910
Embry Holdings Ltd.	1,000	143
Fossil Group, Inc. (a)	8,604	108,582
Gildan Activewear, Inc.	618	21,305
Hagihara Industries, Inc.	604	7,851
Magni-Tech Industries Bhd	23,484	12,132
PVH Corp. (a)	304	31,804
Sakai Ovex Co. Ltd.	477	16,544
Sitoy Group Holdings Ltd.	19,000	1,369
Ted Baker PLC (a)	11,453	20,903
Texwinca Holdings Ltd.	2,000	450
Youngone Holdings Co. Ltd.	176	7,061
		808,657

TOTAL CONSUMER DISCRETIONARY		7,539,311

CONSUMER STAPLES - 4.3%
Beverages - 1.0%
A.G. Barr PLC (a)	1,395	11,150
Britvic PLC	20,425	276,668
C&C Group PLC (United Kingdom) (a)	835	2,748
Jinro Distillers Co. Ltd.	1,855	52,057
Lucas Bols BV (a)(c)	192	2,364
Olvi PLC (A Shares)	272	17,069
Spritzer Bhd	200	97
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	16,898	31,791
		393,944
Food & Staples Retailing - 0.8%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	300	12,256
Amsterdam Commodities NV	1,902	54,263
Belc Co. Ltd.	100	4,886
Daiichi Co. Ltd.	631	4,998
G-7 Holdings, Inc.	200	6,654
Genky DrugStores Co. Ltd.	1,215	44,744
Halows Co. Ltd.	380	9,803
MARR SpA	1,742	40,461
Natural Grocers by Vitamin Cottage, Inc.	100	1,118
Nihon Chouzai Co. Ltd.	239	3,728
OM2 Network Co. Ltd.	657	6,887
Qol Holdings Co. Ltd.	331	4,562
Retail Partners Co. Ltd.	1,270	13,903
Satoh & Co. Ltd.	108	1,532
Satudora Holdings Co. Ltd.	759	14,349
Sprouts Farmers Market LLC (a)	100	2,458
Valor Holdings Co. Ltd.	1,969	41,622
Walgreens Boots Alliance, Inc.	314	14,805
YAKUODO Holdings Co. Ltd.	629	13,222
		296,251
Food Products - 2.1%
Ajinomoto Malaysia Bhd	4,545	17,081
Armanino Foods of Distinction	3,237	11,491
Bell AG	173	53,284
Cal-Maine Foods, Inc. (a)	359	12,526
Carr's Group PLC	15,269	33,534
Cranswick PLC	1,342	75,548
Delfi Ltd.	37,937	23,659
Delsole Corp.	614	2,899
Fresh Del Monte Produce, Inc.	5,262	162,385
Ingredion, Inc.	2,344	205,827
Kaneko Seeds Co. Ltd.	432	5,615
Kaveri Seed Co. Ltd.	527	5,103
Lassonde Industries, Inc. Class A (sub. vtg.)	120	16,599
LDC SA	52	6,354
London Biscuits Bhd (a)(d)	3,375	16
Origin Enterprises PLC	1,809	7,382
Pickles Corp.	318	10,696
Prima Meat Packers Ltd.	3,660	98,785
S Foods, Inc.	1,434	44,574
Thai President Foods PCL	364	2,138
Thai Wah PCL	300	53
Toyo Sugar Refining Co. Ltd.	631	6,891
Tyson Foods, Inc. Class A	48	3,430
		805,870
Household Products - 0.0%
Transaction Co. Ltd.	819	9,466
Personal Products - 0.2%
Hengan International Group Co. Ltd.	12,350	73,342
Herbalife Nutrition Ltd. (a)	200	10,188
		83,530
Tobacco - 0.2%
KT&G Corp.	900	64,254
Scandinavian Tobacco Group A/S (c)	1,057	21,659
		85,913

TOTAL CONSUMER STAPLES		1,674,974

ENERGY - 8.4%
Energy Equipment & Services - 0.4%
AKITA Drilling Ltd. Class A (non-vtg.) (a)	170	110
Bristow Group, Inc. (a)	691	17,952
Championx Corp. (a)	2,821	65,560
Geospace Technologies Corp. (a)	1,181	10,310
Liberty Oilfield Services, Inc. Class A (a)	1,638	16,691
Oil States International, Inc. (a)	6,510	36,847
Smart Sand, Inc. (a)	1,617	4,576
Solaris Oilfield Infrastructure, Inc. Class A	628	5,464
Tidewater, Inc. warrants 11/14/24 (a)	50	11
		157,521
Oil, Gas & Consumable Fuels - 8.0%
Alvopetro Energy Ltd. (a)	4,657	3,726
Antero Resources Corp. (a)	100	1,360
ARC Resources Ltd.	371	2,807
Baytex Energy Corp. (a)	13,387	22,855
Beach Energy Ltd.	4,064	3,579
Berry Corp.	165	916
Birchcliff Energy Ltd.	21,231	80,152
Bonanza Creek Energy, Inc.	2,885	110,986
Bonterra Energy Corp. (a)	617	2,804
Cenovus Energy, Inc.:
warrants 1/1/26 (a)	1,182	5,685
(Canada)	18,865	157,410
China Petroleum & Chemical Corp.:
(H Shares)	668,266	305,578
sponsored ADR (H Shares)	152	6,949
CNOOC Ltd.	1,090	1,080
CONSOL Energy, Inc. (a)	539	11,324
Delek U.S. Holdings, Inc.	1,188	20,647
Denbury, Inc. warrants 9/18/23 (a)	92	2,969
Diamondback Energy, Inc.	224	17,277
EQT Corp. (a)	5,789	106,460
Equitrans Midstream Corp.	337	2,770
HollyFrontier Corp.	1,583	46,540
International Seaways, Inc.	137	2,254
Marathon Oil Corp.	1,469	17,026
Motor Oil (HELLAS) Corinth Refineries SA	774	12,450
Murphy Oil Corp.	12,805	277,997
NACCO Industries, Inc. Class A	482	12,084
Oil & Natural Gas Corp. Ltd.	222,757	345,476
Oil India Ltd.	1,012	2,271
Ovintiv, Inc.	5,807	149,008
PDC Energy, Inc.	1,215	48,053
Peyto Exploration & Development Corp.	21,608	125,221
S-Oil Corp.	27	2,302
San-Ai Oil Co. Ltd.	390	4,828
Sinopec Kantons Holdings Ltd.	14,943	5,326
Southwestern Energy Co. (a)	157,878	743,605
Star Petroleum Refining PCL (a)	6,058	1,549
Thai Oil PCL (For. Reg.)	3,206	4,293
Total SA sponsored ADR	10,989	479,450
Tsakos Energy Navigation Ltd.	172	1,367
Unit Corp. warrants 9/3/27 (a)(d)	320	375
Whiting Petroleum Corp. warrants 9/1/24 (a)	880	5,280
		3,154,089

TOTAL ENERGY		3,311,610

FINANCIALS - 16.7%
Banks - 3.0%
Bank Norwegian ASA	300	3,511
Bar Harbor Bankshares	946	27,093
Camden National Corp.	101	4,522
Central Valley Community Bancorp	17	381
Citizens Financial Services, Inc.	34	2,127
Community Trust Bancorp, Inc.	90	3,578
Eagle Bancorp, Inc.	100	5,503
East West Bancorp, Inc.	2,398	170,618
F & M Bank Corp.	335	9,698
First Foundation, Inc.	100	2,357
Gunma Bank Ltd.	16,717	53,333
Hirogin Holdings, Inc.	2,467	13,245
NIBC Holding NV (c)	2,281	18,941
OFG Bancorp	5,587	129,060
Ogaki Kyoritsu Bank Ltd.	100	1,681
Parke Bancorp, Inc.	100	1,996
San ju San Financial Group, Inc.	804	10,443
Seven Bank Ltd.	300	654
Shinsei Bank Ltd.	1,875	24,799
Sparebank 1 Oestlandet	2,555	35,514
Texas Capital Bancshares, Inc. (a)	390	24,562
The Keiyo Bank Ltd.	1,772	6,752
The San-In Godo Bank Ltd.	4,866	24,174
Van Lanschot NV (Bearer)	55	1,413
Wells Fargo & Co.	12,606	579,120
West Bancorp., Inc.	100	2,948
Yamaguchi Financial Group, Inc.	4,540	26,072
		1,184,095
Capital Markets - 0.3%
ABG Sundal Collier ASA	1,023	1,137
CI Financial Corp.	3,309	60,340
Diamond Hill Investment Group, Inc.	51	8,785
Federated Hermes, Inc.	268	8,694
GAMCO Investors, Inc. Class A	516	13,901
Lazard Ltd. Class A	695	32,804
		125,661
Consumer Finance - 6.1%
Aeon Credit Service (Asia) Co. Ltd.	32,992	20,930
Cash Converters International Ltd.	36,676	7,132
Discover Financial Services	8,079	1,004,381
Navient Corp.	3,132	63,987
Santander Consumer U.S.A. Holdings, Inc.	3,043	124,854
Synchrony Financial	25,053	1,177,992
		2,399,276
Diversified Financial Services - 1.1%
Fuyo General Lease Co. Ltd.	1,781	115,914
Mizuho Leasing Co. Ltd.	516	17,074
NICE Holdings Co. Ltd.	697	11,276
Ricoh Leasing Co. Ltd.	3,046	95,652
Tokyo Century Corp.	3,340	182,672
		422,588
Insurance - 6.1%
AFLAC, Inc.	16,930	931,150
ASR Nederland NV	2,985	122,694
Db Insurance Co. Ltd.	4,783	236,918
Genworth Financial, Inc. Class A (a)	36,302	121,249
Hyundai Fire & Marine Insurance Co. Ltd.	1,732	38,989
Lincoln National Corp.	1,168	71,972
MetLife, Inc.	3,500	201,950
NN Group NV	5,990	297,939
Power Corp. of Canada (sub. vtg.)	1,458	46,535
Principal Financial Group, Inc.	571	35,476
Prudential Financial, Inc.	941	94,363
Reinsurance Group of America, Inc.	1,529	168,465
Talanx AG	448	19,057
		2,386,757
Thrifts & Mortgage Finance - 0.1%
ASAX Co. Ltd.	2,490	15,684
Axos Financial, Inc. (a)	100	4,785
Genworth Mortgage Insurance Ltd.	11,224	16,803
Greene County Bancorp, Inc.	74	2,289
Hingham Institution for Savings	28	8,372
		47,933

TOTAL FINANCIALS		6,566,310

HEALTH CARE - 18.1%
Biotechnology - 4.6%
Amgen, Inc.	2,673	645,636
Cell Biotech Co. Ltd.	946	16,044
Essex Bio-Technology Ltd.	9,280	7,977
Gilead Sciences, Inc.	2,469	168,608
Regeneron Pharmaceuticals, Inc. (a)	366	210,307
United Therapeutics Corp. (a)	4,232	769,928
		1,818,500
Health Care Equipment & Supplies - 0.7%
Fukuda Denshi Co. Ltd.	1,985	180,759
Medikit Co. Ltd.	210	6,145
Meridian Bioscience, Inc. (a)	107	2,194
Nakanishi, Inc.	106	2,195
St.Shine Optical Co. Ltd.	4,192	57,741
Value Added Technology Co. Ltd.	419	13,085
Vieworks Co. Ltd.	56	1,785
		263,904
Health Care Providers & Services - 11.9%
Anthem, Inc.	6,504	2,497,584
Centene Corp. (a)	521	35,746
Cigna Corp.	100	22,949
CVS Health Corp.	4,004	329,769
Humana, Inc.	1,113	473,982
Laboratory Corp. of America Holdings (a)	445	131,787
MEDNAX, Inc. (a)	144	4,193
Tokai Corp.	997	21,920
UnitedHealth Group, Inc.	2,227	918,014
Universal Health Services, Inc. Class B	1,469	235,642
		4,671,586
Health Care Technology - 0.0%
Schrodinger, Inc. (a)	126	8,526
Life Sciences Tools & Services - 0.1%
ICON PLC (a)	112	27,246
Pharmaceuticals - 0.8%
Apex Healthcare Bhd	8,041	5,564
Daito Pharmaceutical Co. Ltd.	651	19,672
Dawnrays Pharmaceutical Holdings Ltd.	76,256	17,467
DongKook Pharmaceutical Co. Ltd.	1,073	23,456
Genomma Lab Internacional SA de CV (a)	6,914	6,717
Jazz Pharmaceuticals PLC (a)	718	121,715
Korea United Pharm, Inc.	115	5,307
Lee's Pharmaceutical Holdings Ltd.	37,908	19,415
Luye Pharma Group Ltd. (c)	10,874	5,849
Nippon Chemiphar Co. Ltd.	183	3,712
PT Tempo Scan Pacific Tbk	300	30
Sawai Group Holdings Co. Ltd.	200	8,532
Supernus Pharmaceuticals, Inc. (a)	100	2,633
Taro Pharmaceutical Industries Ltd. (a)	670	47,704
Towa Pharmaceutical Co. Ltd.	1,732	44,048
		331,821

TOTAL HEALTH CARE		7,121,583

INDUSTRIALS - 10.3%
Aerospace & Defense - 0.2%
Huntington Ingalls Industries, Inc.	284	58,257
Magellan Aerospace Corp.	634	5,199
Vectrus, Inc. (a)	132	5,978
		69,434
Air Freight & Logistics - 0.1%
AIT Corp.	3,116	31,641
Onelogix Group Ltd. (a)	2,727	426
SBS Co. Ltd.	387	11,853
		43,920
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	100	1,327
InnoTec TSS AG	33	480
KVK Corp.	109	2,205
Nihon Dengi Co. Ltd.	1,126	39,927
Nihon Flush Co. Ltd.	915	10,192
Noda Corp.	1,158	8,371
Sekisui Jushi Corp.	1,930	38,246
		100,748
Commercial Services & Supplies - 0.4%
Asia File Corp. Bhd (a)	17,831	9,845
Civeo Corp. (a)	580	12,592
Fursys, Inc.	664	20,679
Matsuda Sangyo Co. Ltd.	374	7,374
Mitie Group PLC (a)	15,690	13,827
VSE Corp.	2,162	108,208
		172,525
Construction & Engineering - 0.5%
Boustead Projs. Pte Ltd.	8,376	8,098
Boustead Singapore Ltd.	28,038	24,625
Br Holding Corp.	100	424
Dai-Dan Co. Ltd.	107	2,567
Geumhwa PSC Co. Ltd.	1	29
Hokuriku Electrical Construction Co. Ltd.	422	4,966
Kawasaki Setsubi Kogyo Co. Ltd.	383	1,540
Meisei Industrial Co. Ltd.	1,517	10,260
Mirait Holdings Corp.	109	2,137
Nippon Rietec Co. Ltd.	2,796	43,888
Primoris Services Corp.	100	2,990
Raiznext Corp.	5,512	57,278
Seikitokyu Kogyo Co. Ltd.	1,344	10,707
Shinnihon Corp.	100	781
Sumitomo Densetsu Co. Ltd.	456	8,937
Totetsu Kogyo Co. Ltd.	585	12,371
Watanabe Sato Co. Ltd.	78	2,304
		193,902
Electrical Equipment - 0.9%
Acuity Brands, Inc.	1,321	231,677
Aichi Electric Co. Ltd.	574	14,964
AQ Group AB (a)	2,796	102,961
Canare Electric Co. Ltd.	258	4,043
Hammond Power Solutions, Inc. Class A	771	6,365
Iwabuchi Corp.	20	1,052
Terasaki Electric Co. Ltd.	170	1,970
		363,032
Industrial Conglomerates - 0.1%
Mytilineos SA	2,385	44,249
Reunert Ltd.	205	665
		44,914
Machinery - 0.8%
Daihatsu Diesel Manufacturing Co. Ltd.	900	3,979
Daiwa Industries Ltd.	2,980	30,940
Estic Corp.	221	9,216
Fujimak Corp.	2,056	15,143
Fukushima Industries Corp.	262	10,759
Haitian International Holdings Ltd.	2,154	7,886
Hokuetsu Industries Co. Ltd.	320	3,188
Hosokawa Micron Corp.	212	12,001
Hy-Lok Corp.	413	6,180
Ihara Science Corp.	463	8,247
Koike Sanso Kogyo Co. Ltd.	72	1,487
Krones AG	22	2,170
Nakanishi Manufacturing Co. Ltd.	536	5,726
Nansin Co. Ltd.	628	3,360
Park-Ohio Holdings Corp.	102	2,967
Sakura Rubber Co. Ltd.	100	3,537
Sansei Co. Ltd.	2,505	10,549
Semperit AG Holding	1,337	49,246
SIMPAC, Inc.	6,572	39,965
Teikoku Sen-I Co. Ltd.	1,260	22,477
TK Group Holdings Ltd.	112,151	40,553
Tocalo Co. Ltd.	936	11,680
Yamada Corp.	171	3,587
		304,843
Marine - 0.1%
Japan Transcity Corp.	3,405	17,692
Professional Services - 0.9%
ABIST Co. Ltd.	611	16,291
Akka Technologies SA (a)	1,985	110,907
Altech Corp.	537	9,912
Barrett Business Services, Inc.	8	586
Benext-Yumeshin Group Co.	255	3,159
Bertrandt AG	648	38,319
Career Design Center Co. Ltd.	403	3,949
en-japan, Inc.	147	5,105
Gakujo Co. Ltd.	278	2,912
Hays PLC (a)	1,620	3,333
Hito Communications Holdings, Inc.	100	1,910
JAC Recruitment Co. Ltd.	672	10,707
Kelly Services, Inc. Class A (non-vtg.) (a)	130	2,850
McMillan Shakespeare Ltd.	9,084	84,329
Quick Co. Ltd.	1,674	18,250
SHL-JAPAN Ltd.	449	11,885
TrueBlue, Inc. (a)	521	14,166
WDB Holdings Co. Ltd.	338	9,320
Will Group, Inc.	100	874
World Holdings Co. Ltd.	100	2,894
		351,658
Road & Rail - 0.8%
Autohellas SA	8,080	69,970
Daqin Railway Co. Ltd. (A Shares)	126,402	115,027
Hamakyorex Co. Ltd.	479	13,776
NANSO Transport Co. Ltd.	356	3,816
Nikkon Holdings Co. Ltd.	1,088	23,812
SENKO Co. Ltd.	1,687	17,008
Shin-Keisei Electric Railway Co. Ltd.	75	1,465
Stef SA	494	57,429
Tohbu Network Co. Ltd.	278	2,379
Utoc Corp.	4,021	18,876
		323,558
Trading Companies & Distributors - 5.1%
Bergman & Beving AB (B Shares)	1,682	32,943
Canox Corp.	1,394	12,516
Chori Co. Ltd.	3,108	53,290
Daiichi Jitsugyo Co. Ltd.	52	2,204
Green Cross Co. Ltd.	1,200	10,698
Hanwa Co. Ltd.	469	13,766
HERIGE	169	8,641
Itochu Corp.	46,778	1,384,593
Kamei Corp.	6,366	66,036
Lumax International Corp. Ltd.	8,164	20,061
Meiwa Corp.	1,600	6,826
Mitani Shoji Co. Ltd.	1,989	149,214
Mitsubishi Corp.	4,129	115,813
Momentum Group AB (B Shares)	1,442	32,095
Narasaki Sangyo Co. Ltd.	89	1,707
Nishikawa Keisoku Co. Ltd.	37	1,583
Rasa Corp. (a)	541	4,389
Sanyo Trading Co. Ltd.	520	5,702
Shinsho Corp.	250	6,741
Totech Corp.	249	5,933
Yamazen Co. Ltd.	176	1,651
Yuasa Trading Co. Ltd.	2,427	69,024
		2,005,426
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	7,299	4,358
Isewan Terminal Service Co. Ltd.	677	4,283
Meiko Transportation Co. Ltd.	148	1,596
Qingdao Port International Co. Ltd. (H Shares) (c)	44,993	23,159
		33,396

TOTAL INDUSTRIALS		4,025,048

INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 0.0%
HF Co.	651	4,958
Electronic Equipment & Components - 1.3%
Daido Signal Co. Ltd.	848	4,677
Elematec Corp.	1,942	20,163
Hagiwara Electric Holdings Co. Ltd.	891	18,526
Kingboard Chemical Holdings Ltd.	20,929	109,612
Lacroix SA	163	8,140
Makus, Inc.	890	4,926
PAX Global Technology Ltd.	24,660	26,656
Redington India Ltd.	29,297	128,961
Riken Kieki Co. Ltd.	1,633	38,315
Simplo Technology Co. Ltd.	4,074	53,945
SYNNEX Corp.	151	18,051
Thinking Electronic Industries Co. Ltd.	4,827	38,259
Vontier Corp.	300	9,705
		479,936
IT Services - 2.9%
Amdocs Ltd.	1,894	146,046
Avant Corp.	640	9,532
Cielo SA	8,843	5,739
Concentrix Corp. (a)	148	24,232
Dimerco Data System Corp.	1,115	2,881
DTS Corp.	1,518	36,447
DXC Technology Co. (a)	300	11,994
E-Credible Co. Ltd.	622	11,250
Enea Data AB (a)	468	12,912
Estore Corp.	600	10,173
Future Corp.	2,081	34,789
IFIS Japan Ltd.	254	1,533
Korea Information & Communication Co. Ltd. (a)	936	8,022
Neurones	7	250
Nice Information & Telecom, Inc.	408	11,981
Sopra Steria Group	980	194,839
TDC Soft, Inc.	296	2,954
The Western Union Co.	26,730	620,403
		1,145,977
Semiconductors & Semiconductor Equipment - 0.1%
Miraial Co. Ltd.	1,456	16,471
Phison Electronics Corp.	1,567	26,806
		43,277
Software - 0.2%
Cresco Ltd.	420	7,492
InfoVine Co. Ltd.	43	1,033
KSK Co., Ltd.	373	7,966
Miroku Jyoho Service Co., Ltd.	100	1,432
Sinosoft Tech Group Ltd.	9,956	1,512
System Research Co. Ltd.	796	15,636
Uchida Esco Co. Ltd.	596	15,918
Zensar Technologies Ltd.	5,200	29,090
		80,079
Technology Hardware, Storage & Peripherals - 0.8%
Dell Technologies, Inc. (a)	1,764	170,438
Elecom Co. Ltd.	202	3,545
HP, Inc.	4,567	131,849
MCJ Co. Ltd.	1,182	13,317
		319,149

TOTAL INFORMATION TECHNOLOGY		2,073,376

MATERIALS - 3.6%
Chemicals - 2.5%
AdvanSix, Inc. (a)	100	3,345
Air Water, Inc.	260	3,875
C. Uyemura & Co. Ltd.	1,440	60,249
Daishin-Chemical Co. Ltd.	603	7,778
Fuso Chemical Co. Ltd.	495	17,755
HEXPOL AB (B Shares)	14	191
Isamu Paint Co. Ltd.	52	1,604
K+S AG	916	13,142
Koatsu Gas Kogyo Co. Ltd.	537	3,260
Kuriyama Holdings Corp.	650	4,781
Nippon Soda Co. Ltd.	407	13,003
Nutrien Ltd.	43	2,557
Scientex Bhd	48,900	48,436
Scientex Bhd warrants 1/14/26 (a)	1,880	535
The Mosaic Co.	22,424	700,302
Toho Acetylene Co. Ltd.	509	5,401
Tokuyama Corp.	71	1,504
Yara International ASA	1,978	104,175
Yip's Chemical Holdings Ltd.	8,343	5,475
		997,368
Construction Materials - 0.2%
Buzzi Unicem SpA	992	26,242
Mitani Sekisan Co. Ltd.	778	31,523
		57,765
Containers & Packaging - 0.2%
Mayr-Melnhof Karton AG	204	43,414
Packaging Corp. of America	33	4,670
The Pack Corp.	200	5,165
WestRock Co.	594	29,231
		82,480
Metals & Mining - 0.7%
ArcelorMittal SA Class A unit	618	21,778
Chubu Steel Plate Co. Ltd.	1,262	9,030
CI Resources Ltd.	16	12
CK-SAN-ETSU Co. Ltd.	325	8,621
Gatos Silver, Inc.	1,097	14,963
Mount Gibson Iron Ltd.	88,890	56,099
Newmont Corp.	100	6,282
Pacific Metals Co. Ltd.	1,214	18,847
Perenti Global Ltd.	70,369	46,993
Rio Tinto PLC sponsored ADR	258	22,268
St Barbara Ltd.	29,546	38,378
Teck Resources Ltd. Class B (sub. vtg.)	1,757	40,109
Warrior Metropolitan Coal, Inc.	405	7,561
		290,941

TOTAL MATERIALS		1,428,554

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Nisshin Group Holdings Co.	7,964	34,265
Realogy Holdings Corp. (a)	100	1,772
		36,037
UTILITIES - 2.3%
Electric Utilities - 1.9%
EVN AG	92	2,226
Fjordkraft Holding ASA (c)	1,137	6,473
Holding Co. ADMIE IPTO SA	17	52
PG&E Corp. (a)	41,033	360,680
PPL Corp.	13,365	379,165
		748,596
Gas Utilities - 0.4%
Busan City Gas Co. Ltd.	258	13,675
China Resource Gas Group Ltd.	5,005	30,850
GAIL India Ltd.	20,794	39,032
Hokuriku Gas Co.	164	4,716
Seoul City Gas Co. Ltd.	291	34,584
Towngas China Co. Ltd.	12,220	8,035
YESCO Co. Ltd.	618	20,024
		150,916
Water Utilities - 0.0%
Manila Water Co., Inc. (a)	300	97

TOTAL UTILITIES		899,609

TOTAL COMMON STOCKS
(Cost $26,189,274)		35,827,393

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE (Germany)	25	2,706
INDUSTRIALS - 0.0%
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	7	129
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,812)		2,835
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Capital Markets - 0.0%
GAMCO Investors, Inc. 4% 6/15/23 (Cost $1,000)(d)(e)	1,000	1,000
	Shares	Value

Money Market Funds - 8.8%
Fidelity Cash Central Fund 0.06% (f)	3,357,375	3,358,047
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	70,846	70,853
TOTAL MONEY MARKET FUNDS
(Cost $3,428,900)		3,428,900
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $29,620,986)		39,260,128
NET OTHER ASSETS (LIABILITIES) - 0.0%		18,939
NET ASSETS - 100%		$39,279,067

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $78,445 or 0.2% of net assets.

 (d) Level 3 security

 (e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$948
Fidelity Securities Lending Cash Central Fund	1,181
Total	$2,129

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,485,739	$29,489,581	$28,617,151	$127	$(249)	$3,358,047	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	54,474	3,381,365	3,364,986	--	--	70,853	0.0%
Total	$2,540,213	$32,870,946	$31,982,137	$127	$(249)	$3,428,900

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,150,981	$1,037,455	$113,526	$--
Consumer Discretionary	7,542,017	7,518,213	23,804	--
Consumer Staples	1,674,974	1,674,958	--	16
Energy	3,311,610	3,005,657	305,578	375
Financials	6,566,310	6,541,511	24,799	--
Health Care	7,121,583	7,063,842	57,741	--
Industrials	4,025,177	2,504,710	1,520,467	--
Information Technology	2,073,376	1,951,485	121,891	--
Materials	1,428,554	1,408,203	20,351	--
Real Estate	36,037	36,037	--	--
Utilities	899,609	899,609	--	--
Corporate Bonds	1,000	--	--	1,000
Money Market Funds	3,428,900	3,428,900	--	--
Total Investments in Securities:	$39,260,128	$37,070,580	$2,188,157	$1,391

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.1%
Japan	13.6%
United Kingdom	4.3%
Korea (South)	3.7%
Canada	2.8%
France	2.0%
China	1.7%
Cayman Islands	1.5%
India	1.4%
British Virgin Islands	1.4%
Netherlands	1.4%
Ireland	1.0%
Others (Individually Less Than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $66,723) — See accompanying schedule: Unaffiliated issuers (cost $26,192,086)	$35,831,228
Fidelity Central Funds (cost $3,428,900)	3,428,900
Total Investment in Securities (cost $29,620,986)		$39,260,128
Cash		16,565
Foreign currency held at value (cost $39,639)		40,145
Receivable for investments sold		22,350
Receivable for fund shares sold		32,943
Dividends receivable		25,803
Interest receivable		5
Distributions receivable from Fidelity Central Funds		209
Other receivables		2,646
Total assets		39,400,794
Liabilities
Payable for investments purchased	$18,791
Payable for fund shares redeemed	7,775
Other payables and accrued expenses	24,321
Collateral on securities loaned	70,840
Total liabilities		121,727
Net Assets		$39,279,067
Net Assets consist of:
Paid in capital		$23,224,518
Total accumulated earnings (loss)		16,054,549
Net Assets		$39,279,067
Net Asset Value, offering price and redemption price per share ($39,279,067 ÷ 2,145,862 shares)		$18.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$734,661
Interest		55
Income from Fidelity Central Funds (including $1,181 from security lending)		2,129
Total income		736,845
Expenses
Independent trustees' fees and expenses	$146
Miscellaneous	14
Total expenses before reductions	160
Expense reductions	(3)
Total expenses after reductions		157
Net investment income (loss)		736,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,324)	8,532,627
Fidelity Central Funds	127
Foreign currency transactions	(4,948)
Total net realized gain (loss)		8,527,806
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $21,271)	9,404,149
Fidelity Central Funds	(249)
Assets and liabilities in foreign currencies	2,622
Total change in net unrealized appreciation (depreciation)		9,406,522
Net gain (loss)		17,934,328
Net increase (decrease) in net assets resulting from operations		$18,671,016

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$736,688	$423,997
Net realized gain (loss)	8,527,806	(343,193)
Change in net unrealized appreciation (depreciation)	9,406,522	284,356
Net increase (decrease) in net assets resulting from operations	18,671,016	365,160
Distributions to shareholders	(597,794)	(475,154)
Share transactions
Proceeds from sales of shares	20,223,662	17,387,666
Reinvestment of distributions	597,794	475,154
Cost of shares redeemed	(24,091,460)	(9,731,174)
Net increase (decrease) in net assets resulting from share transactions	(3,270,004)	8,131,646
Total increase (decrease) in net assets	14,803,218	8,021,652
Net Assets
Beginning of period	24,475,849	16,454,197
End of period	$39,279,067	$24,475,849
Other Information
Shares
Sold	1,411,118	1,657,408
Issued in reinvestment of distributions	48,525	41,842
Redeemed	(1,572,590)	(907,259)
Net increase (decrease)	(112,947)	791,991

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Intrinsic Opportunities Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.84	$11.22	$12.26	$10.84	$10.00
Income from Investment Operations
Net investment income (loss)B	.31	.26	.30	.26	.08
Net realized and unrealized gain (loss)	7.40	(.25)	(1.01)	1.34	.76
Total from investment operations	7.71	.01	(.71)	1.60	.84
Distributions from net investment income	(.25)	(.28)	(.28)	(.13)	–
Distributions from net realized gain	–	(.11)	(.05)	(.05)	–
Total distributions	(.25)	(.39)	(.33)	(.18)	–
Net asset value, end of period	$18.30	$10.84	$11.22	$12.26	$10.84
Total ReturnC,D	72.26%	(.07)%	(5.84)%	14.86%	8.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.01%	- %G	- %G	- %G,H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	2.02%	2.45%	2.56%	2.21%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$39,279	$24,476	$16,454	$30,637	$8,025
Portfolio turnover rateI	78%	33%	27%	6%	9%J

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Flex Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,370,866
Gross unrealized depreciation	(980,580)
Net unrealized appreciation (depreciation)	$9,390,286
Tax Cost	$29,869,842

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,623,648
Undistributed long-term capital gain	$4,059,301
Net unrealized appreciation (depreciation) on securities and other investments	$9,392,872

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$597,794	$ 331,484
Long-term Capital Gains	–	143,670
Total	$597,794	$ 475,154

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Intrinsic Opportunities Fund	26,606,081	30,597,686

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Intrinsic Opportunities Fund	$389

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Intrinsic Opportunities Fund	416,276	938,787

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Flex Intrinsic Opportunities Fund	$14

7. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex Intrinsic Opportunities Fund	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Flex Intrinsic Opportunities Fund	26%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Flex Intrinsic Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from March 8, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 8, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Flex Intrinsic Opportunities Fund	- %-C
Actual		$1,000.00	$1,179.90	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Intrinsic Opportunities Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $3.19 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.263 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $4,059,301, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 53% and 41% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99% and 73% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Intrinsic Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended December 31, 2020. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ZTO-ANN-0921
1.9881591.104

Fidelity® Series Intrinsic Opportunities Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Intrinsic Opportunities Fund	53.18%	14.01%	14.56%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Intrinsic Opportunities Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$32,419	Fidelity® Series Intrinsic Opportunities Fund
$36,707	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Joel Tillinghast:  For the fiscal year ending July 31, 2021, the fund gained 53.18%, outperforming the 38.73% result of the benchmark Russell 3000® Index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Stock picking and an overweighting in financials also bolstered the fund's relative result. Also boosting performance was security selection in the communication services sector, primarily driven by the media & entertainment industry. One of the fund's largest individual relative contributors was an outsized stake in ViacomCBS, which gained 245% the past year. Also adding value was our overweighting in Discover Financial Services, which gained 157%. Discover Financial Services was among the fund's biggest holdings. Another notable relative contributor was an outsized stake in Synchrony Financial (+118%), which was one of our largest holdings. In contrast, the biggest detractor from performance versus the benchmark was an overweighting in health care. Weak picks in the industrials sector, primarily within the capital goods industry, also hurt the fund's relative result. Also hindering the fund's relative result was an underweighting in the information technology sector, especially within the semiconductors & semiconductor equipment industry. Lastly, the fund's position in cash was a notable detractor. Not owning Alphabet, a benchmark component that gained 82%, was the biggest individual relative detractor. Also hampering performance was our overweighting in Amgen, which gained about 2%. Amgen was one of our largest holdings the past 12 months. Also hindering performance was our outsized stake in Western Union, which returned roughly -1%. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Anthem, Inc.	6.1
Itochu Corp.	3.4
Synchrony Financial	2.9
JD Sports Fashion PLC	2.7
Discover Financial Services	2.5
AFLAC, Inc.	2.3
UnitedHealth Group, Inc.	2.2
Lear Corp.	2.1
United Therapeutics Corp.	1.9
Southwestern Energy Co.	1.7
27.8

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Consumer Discretionary	19.5
Health Care	17.5
Financials	16.3
Industrials	10.1
Energy	8.3

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	90.3%
Short-Term Investments and Net Other Assets (Liabilities)	9.7%

 * Foreign investments - 42.4%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
COMMUNICATION SERVICES - 2.9%
Entertainment - 0.0%
Ateam, Inc.	5,000	$66,816
GAMEVIL, Inc. (a)	15,000	459,983
Nihon Falcom Corp.	35,000	480,151
		1,006,950
Interactive Media & Services - 0.5%
Cars.com, Inc. (a)	656,000	7,924,480
Dip Corp.	535,000	15,581,104
JOYY, Inc. ADR	600,000	32,070,000
Momo, Inc. ADR	5,000	61,950
XLMedia PLC (a)	125,000	88,613
Zappallas, Inc. (b)	800,000	4,018,048
ZIGExN Co. Ltd.	1,950,000	7,554,350
		67,298,545
Media - 1.9%
AMC Networks, Inc. Class A (a)(c)	125,000	6,255,000
Cogeco Communications, Inc.	25,000	2,367,145
Comcast Corp. Class A	2,500,000	147,075,000
Corus Entertainment, Inc. Class B (non-vtg.) (c)	400,000	1,856,364
Discovery Communications, Inc.:
Class A (a)	1,000,300	29,018,703
Class C (non-vtg.) (a)	1,600,000	43,376,000
DMS, Inc.	250,000	3,639,305
eBook Initiative Japan Co. Ltd. (a)	50,000	1,485,803
F@N Communications, Inc.	525,000	1,914,225
Gendai Agency, Inc. (a)(b)	850,000	2,657,582
Gray Television, Inc.	50,000	1,108,500
Hyundai HCN	2,250,049	8,988,407
Hyve Group PLC (a)	500,027	913,974
Interspace Co. Ltd.	20,000	193,063
Nippon BS Broadcasting Corp.	2,615	26,220
Pico Far East Holdings Ltd.	10,600,000	1,773,225
Proto Corp.	100,000	1,262,477
RKB Mainichi Broadcasting Corp.	3,000	163,529
Sky Network Television Ltd. (a)	3,500,000	402,344
Trenders, Inc. (c)	148,291	894,842
ViacomCBS, Inc. Class B	200,000	8,186,000
WOWOW INC.	250,000	5,421,357
		268,979,065
Wireless Telecommunication Services - 0.5%
KDDI Corp.	1,250,000	38,229,503
Okinawa Cellular Telephone Co.	525,000	24,932,774
		63,162,277

TOTAL COMMUNICATION SERVICES		400,446,837

CONSUMER DISCRETIONARY - 19.4%
Auto Components - 6.4%
Adient PLC (a)	1,800,000	75,834,000
ASTI Corp.	120,000	2,989,472
Brembo SpA	1	14
Brembo SpA	25,000	349,647
Burelle SA	1,700	1,456,003
Chita Kogyo Co. Ltd.	10,000	63,443
Cie Automotive SA	50,000	1,489,930
Cooper-Standard Holding, Inc. (a)	700,084	18,237,188
DaikyoNishikawa Corp.	1,455,653	9,327,962
DTR Automotive Corp.	50,120	1,734,783
Eagle Industry Co. Ltd.	300,000	3,533,112
Exedy Corp.	15,000	226,015
Fukoku Co. Ltd.	78,648	729,809
G-Tekt Corp. (b)	2,918,382	41,180,031
Gentex Corp.	250,000	8,507,500
Hankook & Co.	20,352	316,908
Hi-Lex Corp.	249,937	3,779,641
Hu Lane Associate, Inc.	10,000	48,657
Hyundai Mobis	700,000	161,829,002
IJTT Co. Ltd.	1,711,631	10,952,691
Johnson Electric Holdings Ltd.	10,000	23,446
Lear Corp.	1,650,000	288,717,000
Linamar Corp.	2,688,000	159,047,900
Murakami Corp.	35,000	1,011,349
Nokian Tyres PLC	5,000	210,915
Patrick Industries, Inc.	10,000	826,300
Piolax, Inc.	924,000	12,785,488
Plastic Omnium SA	760,000	24,125,478
Seoyon Co. Ltd.	425,000	6,064,792
Seoyon E-Hwa Co., Ltd.	48,729	336,905
Stanley Electric Co. Ltd.	100,000	2,589,672
Strattec Security Corp. (a)	35,000	1,441,300
TBK Co. Ltd. (b)	1,800,000	6,743,539
Topre Corp.	317,509	4,558,376
TPR Co. Ltd.	883,400	12,304,227
Yorozu Corp. (b)	1,852,000	20,561,834
		883,934,329
Automobiles - 0.0%
Kabe Husvagnar AB (B Shares)	25,000	633,103
Renault SA (a)	10,000	379,897
		1,013,000
Distributors - 0.1%
Doshisha Co. Ltd.	350,000	5,490,634
Harima-Kyowa Co. Ltd.	150,000	2,465,248
Headlam Group PLC	125,000	920,875
Nakayamafuku Co. Ltd.	200,000	796,682
SPK Corp.	30,000	373,821
Yagi & Co. Ltd.	450,000	6,115,947
		16,163,207
Diversified Consumer Services - 0.7%
Cross-Harbour Holdings Ltd.	1,300,000	2,084,376
Heian Ceremony Service Co. Ltd.	500,000	4,083,679
Kukbo Design Co. Ltd.	200,000	3,895,000
MegaStudy Co. Ltd. (b)	1,086,945	13,059,256
MegaStudyEdu Co. Ltd. (b)	1,000,420	69,080,669
Multicampus Co. Ltd.	60,000	2,100,177
Step Co. Ltd.	217,000	3,548,589
Tear Corp.	25,000	108,017
Tsukada Global Holdings, Inc. (a)	1,000,000	2,752,837
YDUQS Participacoes SA	5,000	27,130
		100,739,730
Hotels, Restaurants & Leisure - 0.2%
Betsson AB (B Shares)	200,000	1,610,055
Fairwood Holdings Ltd.	50,000	112,467
Playtech Ltd. (a)	100,000	514,300
Renaissance, Inc.	1,000	10,227
Ride On Express Holdings Co. Lt	10,000	134,269
The Restaurant Group PLC (a)	19,248,612	30,715,395
Tosho Co. Ltd.	5,000	76,204
		33,172,917
Household Durables - 2.7%
Ace Bed Co. Ltd.	250,145	10,513,485
Avantia Co. Ltd.	650,000	5,433,207
Bellway PLC	100,000	4,561,980
Cuckoo Holdings Co. Ltd.	40,000	4,441,514
Emak SpA	1,200,000	2,491,125
FJ Next Co. Ltd.	1,100,000	10,307,643
Fuji Corp. Ltd.	50,000	292,147
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	6,850,581	50,360,615
Haier Smart Home Co. Ltd.	1,600	5,477
Hamilton Beach Brands Holding Co.:
Class A	125,000	2,336,250
Class B (a)	125,000	2,336,250
Helen of Troy Ltd. (a)(c)	375,000	83,771,250
Hinokiya Holdings Co. Ltd.	25,000	559,227
Mohawk Industries, Inc. (a)	500,010	97,451,949
Nittoh Corp.	25,000	106,422
Open House Co. Ltd.	100,000	5,031,676
Portmeirion Group PLC (a)	50,000	427,425
Pressance Corp.	536,800	7,799,637
Q.E.P. Co., Inc.	25,824	624,166
SABAF SpA	337,241	10,201,330
Sanei Architecture Planning Co. Ltd.	660,000	11,869,833
Taylor Morrison Home Corp. (a)	2,500,000	67,050,000
Wellpool Co. Ltd.	158,000	347,577
		378,320,185
Internet & Direct Marketing Retail - 0.1%
Aucnet, Inc.	75,000	1,087,690
CROOZ, Inc. (a)(c)	40,000	665,786
Danawa Co. Ltd.	50,000	1,305,562
Hamee Corp.	30,000	426,513
Hyundai Home Shopping Network Corp.	10,000	705,264
Moneysupermarket.com Group PLC	1,000,000	3,530,600
Papyless Co. Ltd.	35,000	498,975
Vipshop Holdings Ltd. ADR (a)	100,000	1,663,000
		9,883,390
Leisure Products - 0.1%
Dream International Ltd.	448,000	175,253
Mars Group Holdings Corp.	550,000	8,191,969
		8,367,222
Multiline Retail - 0.4%
Big Lots, Inc.	105,000	6,049,050
Grazziotin SA	400,000	2,502,184
Gwangju Shinsegae Co. Ltd. (b)	97,372	15,668,922
Lifestyle China Group Ltd. (a)	12,500,000	1,849,791
Lifestyle International Holdings Ltd. (a)	11,700,000	8,340,850
Macy's, Inc. (a)(c)	700,000	11,900,000
Max Stock Ltd.	200,000	819,799
Ryohin Keikaku Co. Ltd.	100,000	2,022,697
Treasure Factory Co. Ltd. (b)	800,000	7,204,776
		56,358,069
Specialty Retail - 6.8%
Arcland Sakamoto Co. Ltd.	525,000	7,211,841
AT-Group Co. Ltd.	1,000,000	13,025,842
Bed Bath & Beyond, Inc. (a)	500,000	14,270,000
DCM Holdings Co. Ltd.	25,000	245,659
Foot Locker, Inc.	1,800,000	102,708,000
Formosa Optical Technology Co. Ltd.	751,383	1,697,441
Fuji Corp. (b)	1,357,780	15,074,755
Genesco, Inc. (a)(c)	325,000	18,671,250
Goldlion Holdings Ltd.	9,300,000	2,106,252
Guess?, Inc. (b)(c)	3,700,000	82,584,000
Handsman Co. Ltd. (b)	743,100	10,485,564
Hour Glass Ltd.	28,000,000	31,824,053
IA Group Corp.	18,200	605,533
International Housewares Retail Co. Ltd.	999,600	371,740
JB Hi-Fi Ltd.	250,000	8,813,538
JD Sports Fashion PLC	30,000,000	374,049,000
Jumbo SA	1,725,000	27,420,169
K's Holdings Corp.	1,700,000	20,005,469
Ku Holdings Co. Ltd.	600,000	5,469,213
Leon's Furniture Ltd.	225,000	4,182,230
Lookers PLC (a)	1,534,541	1,426,985
Mandarake, Inc.	180,000	1,036,963
Mr. Bricolage SA (a)	311,600	4,232,326
Nafco Co. Ltd.	640,400	10,939,425
Nitori Holdings Co. Ltd.	40,000	7,603,048
Nojima Co. Ltd.	51,000	1,319,803
Oriental Watch Holdings Ltd.	3,783,272	2,020,367
Padini Holdings Bhd	2,000,000	1,331,754
Sacs Bar Holdings, Inc.	316,889	1,701,359
Sally Beauty Holdings, Inc. (a)	3,000,200	56,763,784
Samse SA	31,834	6,986,170
Silvano Fashion Group A/S (a)	9,800	19,079
SuperGroup PLC (a)	125,000	649,825
T-Gaia Corp.	25,000	449,159
The Buckle, Inc. (c)	1,100,000	46,288,000
Tokatsu Holdings Co. Ltd. (b)	250,000	968,506
Truworths International Ltd.	334,900	1,412,632
Urban Outfitters, Inc. (a)(c)	1,350,000	50,193,000
Vita Group Ltd.	350,000	259,416
		936,423,150
Textiles, Apparel & Luxury Goods - 1.9%
Best Pacific International Holdings Ltd.	31,821,941	9,418,228
Bjorn Borg AB	5,000	20,213
Capri Holdings Ltd. (a)	3,100,000	174,561,000
Carter's, Inc.	15,000	1,466,100
Embry Holdings Ltd.	3,200,000	457,075
Fossil Group, Inc. (a)(c)	2,338,700	29,514,394
Gildan Activewear, Inc.	200,000	6,894,838
Hagihara Industries, Inc.	241,202	3,135,263
Magni-Tech Industries Bhd	8,533,333	4,408,215
Only Corp.	15,000	63,443
PVH Corp. (a)	100,000	10,462,000
Sakai Ovex Co. Ltd.	190,000	6,589,946
Sitoy Group Holdings Ltd.	10,500,000	756,645
Ted Baker PLC (a)(c)	4,411,145	8,050,648
Texwinca Holdings Ltd.	1,500,000	337,788
Youngone Holdings Co. Ltd.	258,000	10,351,244
		266,487,040

TOTAL CONSUMER DISCRETIONARY		2,690,862,239

CONSUMER STAPLES - 4.3%
Beverages - 1.0%
A.G. Barr PLC (a)	500,000	3,996,250
Britvic PLC	6,968,131	94,387,167
C&C Group PLC (United Kingdom) (a)	520,373	1,712,818
Jinro Distillers Co. Ltd. (b)	460,240	12,915,754
Lucas Bols BV (a)(d)	120,000	1,477,593
Muhak Co. Ltd.	340,000	2,409,695
Olvi PLC (A Shares)	100,000	6,275,263
Spritzer Bhd	1,000,000	483,412
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	6,350,762	11,947,799
		135,605,751
Food & Staples Retailing - 0.9%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	100,000	4,085,444
Amsterdam Commodities NV	625,000	17,830,820
Belc Co. Ltd.	25,000	1,221,458
Create SD Holdings Co. Ltd.	930,000	31,111,618
Daiichi Co. Ltd.	200,000	1,584,249
G-7 Holdings, Inc.	25,000	831,776
Genky DrugStores Co. Ltd.	400,000	14,730,413
Halows Co. Ltd.	110,000	2,837,610
MARR SpA	750,000	17,420,081
Medical Ikkou Co. Ltd.	6,000	151,169
Natural Grocers by Vitamin Cottage, Inc. (c)	15,000	167,700
Nihon Chouzai Co. Ltd.	100,000	1,559,637
OM2 Network Co. Ltd.	220,000	2,306,185
Qol Holdings Co. Ltd.	150,000	2,067,362
Retail Partners Co. Ltd.	550,000	6,021,148
Sapporo Clinical Laboratory	20,000	276,195
Satoh & Co. Ltd.	50,000	709,175
Satudora Holdings Co. Ltd. (b)(c)	325,000	6,144,205
Sprouts Farmers Market LLC (a)	50,000	1,229,000
Sugi Holdings Co. Ltd.	10,000	735,609
Valor Holdings Co. Ltd.	650,000	13,740,030
Walgreens Boots Alliance, Inc.	100,000	4,715,000
YAKUODO Holdings Co. Ltd.	150,000	3,153,001
Yuasa Funashoku Co. Ltd.	10,000	277,107
		134,905,992
Food Products - 1.8%
Ajinomoto Malaysia Bhd	1,650,000	6,201,185
Armanino Foods of Distinction	1,000,344	3,551,221
Astral Foods Ltd.	10,000	104,769
Axyz Co. Ltd.	1,000	29,443
Bakkavor Group PLC (d)	100,000	175,974
Bell AG	37,500	11,549,925
Carr's Group PLC	4,270,000	9,377,774
Cranswick PLC	450,773	25,376,266
Delfi Ltd.	13,999,920	8,730,900
Delsole Corp.	200,000	944,351
Fleury Michon SA	2,000	56,228
Fresh Del Monte Produce, Inc.	1,426,600	44,024,876
Glanbia PLC	5,000	85,944
High Liner Foods, Inc.	50,000	525,810
Ingredion, Inc.	800,000	70,248,000
Kaneko Seeds Co. Ltd.	150,000	1,949,774
Kaveri Seed Co. Ltd.	207,575	2,010,038
Lassonde Industries, Inc. Class A (sub. vtg.)	50,000	6,916,079
LDC SA	18,150	2,217,635
London Biscuits Bhd (a)(e)	5,000,000	23,697
M. Dias Branco SA	10,000	59,828
Nissin Foods Co. Ltd.	100,000	71,933
Nitto Fuji Flour Milling Co. Ltd.	10,000	601,613
Origin Enterprises PLC	700,000	2,856,490
Pickles Corp.	100,000	3,363,566
President Bakery PCL	16,500	34,647
Prima Meat Packers Ltd.	1,250,000	33,738,207
S Foods, Inc.	325,000	10,102,092
Shinobu Food Products Co. Ltd.	35,000	198,122
Thai President Foods PCL	131,357	771,513
Thai Wah PCL	426,000	75,840
Toyo Sugar Refining Co. Ltd.	200,000	2,184,039
Tyson Foods, Inc. Class A	20,000	1,429,200
		249,586,979
Household Products - 0.0%
Transaction Co. Ltd.	200,000	2,311,654
Personal Products - 0.4%
Hengan International Group Co. Ltd.	4,000,000	23,754,528
Herbalife Nutrition Ltd. (a)	60,000	3,056,400
Jacques Bogart SA	15,000	217,084
Sarantis SA	2,400,000	25,053,600
		52,081,612
Tobacco - 0.2%
KT&G Corp.	315,000	22,489,070
Scandinavian Tobacco Group A/S (d)	400,000	8,196,460
		30,685,530

TOTAL CONSUMER STAPLES		605,177,518

ENERGY - 8.3%
Energy Equipment & Services - 0.4%
AKITA Drilling Ltd. Class A (non-vtg.) (a)	250,000	162,312
Bristow Group, Inc. (a)(c)	250,000	6,495,000
Cathedral Energy Services Ltd. (a)	800,000	320,616
Championx Corp. (a)	900,000	20,916,000
Geospace Technologies Corp. (a)	440,000	3,841,200
High Arctic Energy Services, Inc. (a)	400,000	436,037
Liberty Oilfield Services, Inc. Class A (a)	658,100	6,706,039
Oil States International, Inc. (a)(c)	2,199,391	12,448,553
PHX Energy Services Corp.	25,000	82,559
Smart Sand, Inc. (a)(c)	550,000	1,556,500
Solaris Oilfield Infrastructure, Inc. Class A	250,000	2,175,000
Tidewater, Inc. warrants 11/14/24 (a)	4,764	1,072
		55,140,888
Oil, Gas & Consumable Fuels - 7.9%
Advantage Energy Ltd. (a)	200,000	751,844
Alvopetro Energy Ltd. (a)	1,100,000	880,000
Antero Resources Corp. (a)	50,000	680,000
ARC Resources Ltd.	221,600	1,676,743
Baytex Energy Corp. (a)(c)	4,000,000	6,829,112
Beach Energy Ltd.	1,392,894	1,226,610
Berry Corp.	200,000	1,110,000
Birchcliff Energy Ltd. (c)	7,030,814	26,543,070
Bonanza Creek Energy, Inc.	1,200,000	46,164,000
Bonterra Energy Corp. (a)(c)	500,000	2,272,363
Cenovus Energy, Inc.:
warrants 1/1/26 (a)	520,800	2,504,649
(Canada)	6,426,000	53,618,676
China Petroleum & Chemical Corp.:
(H Shares)	225,000,000	102,885,902
sponsored ADR (H Shares)	50,000	2,286,000
CONSOL Energy, Inc. (a)	250,000	5,252,500
Delek U.S. Holdings, Inc.	450,000	7,821,000
Denbury, Inc. warrants 9/18/23 (a)	38,922	1,256,013
Diamondback Energy, Inc.	75,000	5,784,750
Enterprise Products Partners LP	15,000	338,550
EQT Corp. (a)	2,000,000	36,780,000
Equitrans Midstream Corp.	122,000	1,002,840
Extraction Oil & Gas, Inc. (a)	25,000	1,112,250
Frontline Ltd. (NY Shares) (c)	25,000	199,000
HollyFrontier Corp.	500,000	14,700,000
International Seaways, Inc. (c)	55,000	904,750
Marathon Oil Corp.	500,000	5,795,000
Motor Oil (HELLAS) Corinth Refineries SA	300,000	4,825,665
Murphy Oil Corp.	4,000,000	86,840,000
NACCO Industries, Inc. Class A	173,109	4,339,843
NuVista Energy Ltd. (a)(c)	250,000	701,347
Oil & Natural Gas Corp. Ltd.	75,000,616	116,319,127
Oil India Ltd.	75,656	169,796
Ovintiv, Inc.	2,000,000	51,320,000
Ovintiv, Inc.	10,000	257,054
PDC Energy, Inc.	400,000	15,820,000
Peyto Exploration & Development Corp. (b)(c)	12,474,700	72,292,466
S-Oil Corp.	10,000	852,736
San-Ai Oil Co. Ltd.	200,000	2,475,730
Sanrin Co. Ltd.	15,000	103,915
Sinopec Kantons Holdings Ltd.	6,000,000	2,138,680
Southwestern Energy Co. (a)(b)(c)	50,360,100	237,196,071
Star Petroleum Refining PCL (a)	3,700,000	945,831
Thai Oil PCL (For. Reg.)	1,000,000	1,339,014
Total SA sponsored ADR (c)	3,700,083	161,434,621
TransGlobe Energy Corp. (a)	30,000	50,256
Tsakos Energy Navigation Ltd. (c)	140,000	1,113,000
Unit Corp. warrants 9/3/27 (a)(c)(e)	186,865	218,701
Whiting Petroleum Corp.:
warrants 9/1/24 (a)	412,696	2,476,176
warrants 9/1/25 (a)	206,344	1,042,037
		1,094,647,688

TOTAL ENERGY		1,149,788,576

FINANCIALS - 16.3%
Banks - 3.0%
Banco de Sabadell SA (a)	101,510	70,612
Bank Norwegian ASA	100,000	1,170,378
Bar Harbor Bankshares	350,000	10,024,000
Camden National Corp.	46,843	2,097,161
Central Valley Community Bancorp	25,000	559,750
Citizens Financial Services, Inc.	15,508	970,025
Community Trust Bancorp, Inc.	45,000	1,789,200
Credit Agricole Atlantique Vendee	4,821	588,705
Eagle Bancorp, Inc.	25,000	1,375,750
East West Bancorp, Inc.	825,000	58,698,750
F & M Bank Corp.	131,632	3,810,746
First Foundation, Inc.	25,000	589,250
First of Long Island Corp.	5,000	107,750
FNB Corp., Pennsylvania	50,000	573,000
Gunma Bank Ltd.	5,600,000	17,866,095
Hirogin Holdings, Inc.	1,000,000	5,368,944
NIBC Holding NV (c)(d)	1,000,000	8,303,750
Oak Valley Bancorp Oakdale California (c)	50,000	874,000
OFG Bancorp (c)	1,861,516	43,001,020
Ogaki Kyoritsu Bank Ltd.	60,000	1,008,523
Parke Bancorp, Inc.	75,000	1,497,000
Preferred Bank, Los Angeles	10,000	589,800
San ju San Financial Group, Inc.	300,000	3,896,814
Schweizerische Nationalbank	10	58,288
Seven Bank Ltd.	100,000	217,857
Shinsei Bank Ltd.	711,200	9,406,578
Sparebank 1 Oestlandet	875,000	12,162,200
Texas Capital Bancshares, Inc. (a)	150,000	9,447,000
The Keiyo Bank Ltd.	600,000	2,286,131
The San-In Godo Bank Ltd.	1,800,000	8,942,163
Van Lanschot NV (Bearer)	94,300	2,421,842
Washington Trust Bancorp, Inc.	25,000	1,218,750
Wells Fargo & Co.	4,250,000	195,245,000
West Bancorp., Inc.	20,795	613,037
Yamaguchi Financial Group, Inc.	1,700,000	9,762,545
		416,612,414
Capital Markets - 0.3%
ABG Sundal Collier ASA	800,000	889,216
Blue Sky Alternative Investments Ltd. (a)(e)	10,000	0
CI Financial Corp.	1,150,000	20,970,263
Daou Data Corp.	10,000	122,749
Diamond Hill Investment Group, Inc.	25,000	4,306,250
Federated Hermes, Inc.	150,000	4,866,000
GAMCO Investors, Inc. Class A	150,000	4,041,000
Lazard Ltd. Class A	250,000	11,800,000
		46,995,478
Consumer Finance - 5.9%
Aeon Credit Service (Asia) Co. Ltd.	10,300,000	6,534,297
Cash Converters International Ltd.	14,000,000	2,722,583
Discover Financial Services	2,750,032	341,883,978
Navient Corp.	1,050,000	21,451,500
Santander Consumer U.S.A. Holdings, Inc.	1,000,000	41,030,000
Synchrony Financial	8,650,759	406,758,688
		820,381,046
Diversified Financial Services - 1.1%
Fuyo General Lease Co. Ltd.	600,000	39,050,180
Mizuho Leasing Co. Ltd.	200,000	6,617,748
NICE Holdings Co. Ltd.	250,000	4,044,641
Ricoh Leasing Co. Ltd.	1,050,000	32,972,517
Tokyo Century Corp.	1,150,000	62,895,948
Zenkoku Hosho Co. Ltd.	30,000	1,356,365
		146,937,399
Insurance - 5.9%
AFLAC, Inc.	5,725,347	314,894,085
ASR Nederland NV	1,050,000	43,158,741
Db Insurance Co. Ltd.	1,625,000	80,491,603
FBD Holdings PLC (a)	9,811	90,779
Genworth Financial, Inc. Class A (a)	12,000,000	40,080,000
Hyundai Fire & Marine Insurance Co. Ltd.	600,000	13,506,714
Legal & General Group PLC	500,000	1,816,730
Lincoln National Corp.	400,000	24,648,000
MetLife, Inc.	1,200,000	69,240,000
NN Group NV	2,022,101	100,578,217
Power Corp. of Canada (sub. vtg.)	500,000	15,958,641
Primerica, Inc.	10,000	1,462,200
Principal Financial Group, Inc.	200,000	12,426,000
Prudential Financial, Inc.	325,000	32,591,000
Qualitas Controladora S.A.B. de CV	10,000	48,673
Reinsurance Group of America, Inc.	525,700	57,921,626
Shinkong Insurance Co. Ltd.	100,000	149,036
Talanx AG	180,000	7,657,007
		816,719,052
Thrifts & Mortgage Finance - 0.1%
ASAX Co. Ltd.	1,035,600	6,522,944
Axos Financial, Inc. (a)	30,000	1,435,500
Genworth Mortgage Insurance Ltd.	4,500,899	6,738,089
Greene County Bancorp, Inc. (c)	25,000	773,250
Hingham Institution for Savings	10,100	3,019,900
Walker & Dunlop, Inc.	1,000	103,480
		18,593,163

TOTAL FINANCIALS		2,266,238,552

HEALTH CARE - 17.5%
Biotechnology - 4.4%
Amgen, Inc.	900,000	217,386,000
Cell Biotech Co. Ltd.	375,000	6,359,737
Essex Bio-Technology Ltd.	4,000,000	3,438,359
Gilead Sciences, Inc.	850,000	58,046,500
Regeneron Pharmaceuticals, Inc. (a)	125,000	71,826,250
United Therapeutics Corp. (a)	1,425,000	259,250,250
		616,307,096
Health Care Equipment & Supplies - 0.6%
Create Medic Co. Ltd.	35,000	306,276
Fukuda Denshi Co. Ltd.	681,532	62,061,936
InBody Co. Ltd.	5,000	126,219
Interojo Co. Ltd.	5,463	141,935
Medikit Co. Ltd.	70,000	2,048,220
Meridian Bioscience, Inc. (a)(c)	50,000	1,025,000
Nakanishi, Inc.	50,000	1,035,504
Paul Hartmann AG	1,000	434,168
St.Shine Optical Co. Ltd.	1,200,000	16,529,012
Value Added Technology Co. Ltd.	135,000	4,215,969
Vieworks Co. Ltd.	25,000	797,000
		88,721,239
Health Care Providers & Services - 11.4%
Anthem, Inc.	2,190,000	840,981,889
Centene Corp. (a)	180,000	12,349,800
Cigna Corp.	15,000	3,442,350
CVS Health Corp.	1,400,030	115,306,471
Hokuyaku Takeyama Holdings, Inc.	15,000	99,540
Humana, Inc.	375,000	159,697,500
Laboratory Corp. of America Holdings (a)	150,000	44,422,500
MEDNAX, Inc. (a)	50,000	1,456,000
Saint-Care Holding Corp.	199,593	1,712,019
Tokai Corp.	375,000	8,244,838
Uchiyama Holdings Co. Ltd.	687,006	2,198,069
UnitedHealth Group, Inc.	750,000	309,165,000
Universal Health Services, Inc. Class B	500,000	80,205,000
Viemed Healthcare, Inc. (a)	25,000	173,934
Yagami, Inc.	5,000	113,896
		1,579,568,806
Health Care Technology - 0.0%
Schrodinger, Inc. (a)	50,000	3,383,500
Life Sciences Tools & Services - 0.1%
ICON PLC (a)	40,000	9,730,800
Pharmaceuticals - 1.0%
Apex Healthcare Bhd	100,000	69,194
Daito Pharmaceutical Co. Ltd.	255,000	7,705,437
Dawnrays Pharmaceutical Holdings Ltd.	26,581,000	6,088,440
DongKook Pharmaceutical Co. Ltd.	415,000	9,072,140
Genomma Lab Internacional SA de CV (a)	2,700,000	2,623,196
Huons Co. Ltd.	3,513	184,372
Jazz Pharmaceuticals PLC (a)	240,000	40,684,800
Kaken Pharmaceutical Co. Ltd.	10,000	440,727
Korea United Pharm, Inc.	50,000	2,307,505
Kwang Dong Pharmaceutical Co. Ltd.	2,400,000	18,404,525
Kyung Dong Pharmaceutical Co. Ltd.	50,000	451,091
Lee's Pharmaceutical Holdings Ltd.	11,200,000	5,736,088
Luye Pharma Group Ltd. (d)	4,700,000	2,528,069
Nippon Chemiphar Co. Ltd.	75,010	1,521,328
Orient Europharma Co. Ltd.	57,000	84,715
PT Tempo Scan Pacific Tbk	500,000	50,475
Samjin Pharmaceutical Co. Ltd.	2,000	46,584
Sawai Group Holdings Co. Ltd.	50,000	2,132,993
Supernus Pharmaceuticals, Inc. (a)(c)	50,000	1,316,500
Syngen Biotech Co. Ltd.	62,618	223,820
Taro Pharmaceutical Industries Ltd. (a)	206,193	14,680,942
Towa Pharmaceutical Co. Ltd.	546,700	13,903,587
Zhaoke Ophthalmology Ltd. (a)(d)	972,530	1,001,170
		131,257,698

TOTAL HEALTH CARE		2,428,969,139

INDUSTRIALS - 10.1%
Aerospace & Defense - 0.2%
Hexcel Corp. (a)(c)	1,000	54,420
Huntington Ingalls Industries, Inc.	100,000	20,513,000
Magellan Aerospace Corp.	200,000	1,639,949
SIFCO Industries, Inc. (a)	44,296	491,686
The Lisi Group	10,000	341,047
Vectrus, Inc. (a)	60,000	2,717,400
		25,757,502
Air Freight & Logistics - 0.1%
AIT Corp.	900,000	9,139,055
Onelogix Group Ltd. (a)	4,600,100	718,999
SBS Co. Ltd.	150,000	4,594,139
		14,452,193
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	11,126	147,642
Euro Ceramics Ltd. (a)(e)	5,000	71
InnoTec TSS AG	50,000	726,578
Kondotec, Inc.	87,000	790,657
KVK Corp.	75,000	1,517,023
Nichias Corp.	5,000	126,293
Nihon Dengi Co. Ltd.	350,000	12,410,556
Nihon Flush Co. Ltd.	359,680	4,006,462
Noda Corp.	400,000	2,891,391
Sekisui Jushi Corp.	650,000	12,880,908
Xinyi Glass Holdings Ltd.	300,000	1,119,525
		36,617,106
Commercial Services & Supplies - 0.3%
Asia File Corp. Bhd (a)	5,300,100	2,926,359
BIC SA	1,000	67,794
Civeo Corp. (a)	243,058	5,276,789
CMC Corp.	15,000	389,135
Delta Plus Group	1,000	104,983
Fursys, Inc.	200,000	6,228,530
Matsuda Sangyo Co. Ltd.	150,000	2,957,477
Mitie Group PLC (a)	6,500,317	5,728,469
VSE Corp. (c)	503,200	25,185,160
		48,864,696
Construction & Engineering - 0.6%
Argan, Inc.	10,000	449,500
Boustead Projs. Pte Ltd.	2,549,475	2,464,897
Boustead Singapore Ltd.	10,300,300	9,046,354
Br Holding Corp.	25,000	105,966
Dai-Dan Co. Ltd.	50,000	1,199,581
Daiichi Kensetsu Corp.	275,000	5,256,597
Geumhwa PSC Co. Ltd.	1,000	28,714
Hokuriku Electrical Construction Co. Ltd.	125,000	1,470,990
Kawada Technologies, Inc.	1,000	33,271
Kawasaki Setsubi Kogyo Co. Ltd.	175,000	703,478
Meisei Industrial Co. Ltd.	600,000	4,058,156
Mirait Holdings Corp.	47,000	921,535
Nakano Corp.	10,000	37,373
Nippon Rietec Co. Ltd.	925,046	14,520,115
Primoris Services Corp.	5,000	149,500
Raiznext Corp.	1,925,000	20,003,646
Seikitokyu Kogyo Co. Ltd.	600,000	4,780,092
Shinnihon Corp.	75,000	585,889
Sinopec Engineering Group Co. Ltd. (H Shares)	100,000	57,006
Sumiken Mitsui Road Co. Ltd.	60,000	547,468
Sumitomo Densetsu Co. Ltd.	175,000	3,429,652
Totetsu Kogyo Co. Ltd.	250,000	5,286,906
Watanabe Sato Co. Ltd.	60,000	1,772,025
		76,908,711
Electrical Equipment - 0.9%
Acuity Brands, Inc.	450,000	78,921,000
Aichi Electric Co. Ltd.	150,000	3,910,487
AQ Group AB (a)	853,205	31,418,845
Atkore, Inc. (a)	10,000	751,100
BizLink Holding, Inc.	25,000	231,036
Canare Electric Co. Ltd.	95,000	1,488,583
Dewhurst PLC	25,000	834,000
Gerard Perrier Industrie SA	100	9,205
Hammond Power Solutions, Inc. Class A	529,700	4,373,124
Iwabuchi Corp.	10,000	525,956
Terasaki Electric Co. Ltd.	110,000	1,274,418
		123,737,754
Industrial Conglomerates - 0.1%
Mytilineos SA	800,000	14,842,360
Reunert Ltd.	300,000	972,613
		15,814,973
Machinery - 0.9%
Beijer Alma AB (B Shares)	1,000	24,395
Daihatsu Diesel Manufacturing Co. Ltd. (b)	3,184,000	14,076,296
Daiwa Industries Ltd.	1,100,000	11,420,628
Estic Corp.	75,135	3,133,336
Fujimak Corp. (b)	820,000	6,039,469
Fukushima Industries Corp.	100,000	4,106,467
Haitian International Holdings Ltd.	350,000	1,281,342
Hokuetsu Industries Co. Ltd.	150,000	1,494,462
Hosokawa Micron Corp.	75,000	4,245,477
Hy-Lok Corp.	150,000	2,244,613
Ihara Science Corp.	200,000	3,562,281
Impro Precision Industries Ltd. (d)	250,000	63,697
Koike Sanso Kogyo Co. Ltd.	35,000	722,939
Krones AG	15,000	1,479,550
Mitsuboshi Belting Ltd.	12,500	207,488
Nakanishi Manufacturing Co. Ltd.	250,000	2,670,799
Nansin Co. Ltd.	250,000	1,337,678
Park-Ohio Holdings Corp.	30,000	872,700
Sakura Rubber Co. Ltd.	41,100	1,453,607
Sansei Co. Ltd. (b)	850,000	3,579,600
Semperit AG Holding	300,000	11,049,919
Shinwa Co. Ltd.	75,000	1,540,267
SIMPAC, Inc.	2,300,000	13,986,433
Suzumo Machinery Co. Ltd.	10,000	155,964
Teikoku Sen-I Co. Ltd.	503,864	8,988,304
The Hanshin Diesel Works Ltd.	27,778	450,707
TK Group Holdings Ltd.	36,536,000	13,211,193
Tocalo Co. Ltd.	400,000	4,991,568
Tsubakimoto Chain Co.	1,000	30,217
Yamada Corp.	80,000	1,677,955
		120,099,351
Marine - 0.0%
Japan Transcity Corp.	1,400,000	7,274,053
Professional Services - 0.8%
ABIST Co. Ltd. (b)	260,000	6,932,227
Akka Technologies SA (a)	660,000	36,875,768
Altech Corp.	194,053	3,581,945
Applus Services SA	50,000	481,321
Artner Co. Ltd.	5,000	36,917
Barrett Business Services, Inc.	5,000	366,050
Benext-Yumeshin Group Co.	75,000	929,083
Bertrandt AG	200,000	11,826,913
Career Design Center Co. Ltd.	150,000	1,469,851
en-japan, Inc.	50,000	1,736,475
Etteplan OYJ	15,000	313,170
Gakujo Co. Ltd.	73,422	768,988
Hays PLC (a)	500,000	1,028,600
Hito Communications Holdings, Inc.	10,000	190,967
HRnetgroup Ltd.	25,000	14,668
JAC Recruitment Co. Ltd.	300,000	4,780,092
Kelly Services, Inc. Class A (non-vtg.) (a)	50,000	1,096,000
Kforce, Inc.	11,000	686,730
McMillan Shakespeare Ltd.	2,500,000	23,208,006
Quick Co. Ltd.	475,227	5,180,908
Robert Walters PLC	5,000	46,426
SaraminHR Co. Ltd.	25,000	1,072,426
SHL-JAPAN Ltd.	159,600	4,224,770
TriNet Group, Inc. (a)	5,000	414,900
TrueBlue, Inc. (a)	174,017	4,731,522
WDB Holdings Co. Ltd.	125,000	3,446,744
Will Group, Inc.	14,400	125,879
World Holdings Co. Ltd.	36,600	1,059,250
		116,626,596
Road & Rail - 0.8%
Autohellas SA (b)	2,600,000	22,515,025
Daqin Railway Co. Ltd. (A Shares)	42,000,622	38,221,089
Hamakyorex Co. Ltd.	250,000	7,189,736
Higashi Twenty One Co. Ltd.	182,586	1,155,049
NANSO Transport Co. Ltd.	125,000	1,339,957
Nikkon Holdings Co. Ltd.	400,000	8,754,387
SENKO Co. Ltd.	600,000	6,048,949
Shin-Keisei Electric Railway Co. Ltd.	35,000	683,697
Stef SA	177,660	20,653,419
The Hokkaido Chuo Bus Co. Ltd.	1,000	29,306
Tohbu Network Co. Ltd.	175,000	1,497,881
Universal Logistics Holdings, Inc.	10,000	230,500
Utoc Corp.	1,600,000	7,511,052
		115,830,047
Trading Companies & Distributors - 5.0%
Alconix Corp.	18,000	238,075
Bergman & Beving AB (B Shares)	625,000	12,240,951
Canox Corp.	422,100	3,789,877
Chori Co. Ltd. (b)	1,566,400	26,857,467
Daiichi Jitsugyo Co. Ltd.	25,000	1,059,660
Green Cross Co. Ltd. (b)	612,000	5,455,868
Hanwa Co. Ltd.	200,000	5,870,289
HERIGE	60,000	3,067,643
Itochu Corp.	15,750,000	466,188,024
James Latham PLC	10,000	177,225
Kamei Corp. (b)	2,150,000	22,302,539
Lumax International Corp. Ltd.	1,588,740	3,903,892
Maruka Machinery Co. Ltd.	5,000	116,266
Meiwa Corp.	1,425,000	6,079,030
Mitani Shoji Co. Ltd.	665,000	49,887,881
Mitsubishi Corp.	1,400,000	39,268,295
Momentum Group AB (B Shares)	500,000	11,128,665
Narasaki Sangyo Co. Ltd.	70,000	1,342,509
Nishikawa Keisoku Co. Ltd.	20,000	855,932
Parker Corp.	100	504
Rasa Corp. (a)	250,000	2,028,166
Sakai Trading Co. Ltd.	30,000	607,083
Sam Yung Trading Co. Ltd.	10,000	141,400
Sanyo Trading Co. Ltd.	200,000	2,193,154
Shinsho Corp.	100,000	2,696,322
Totech Corp.	53,181	1,267,172
Yamazen Co. Ltd.	100,000	937,970
Yuasa Trading Co. Ltd.	675,000	19,196,937
		688,898,796
Transportation Infrastructure - 0.1%
Anhui Expressway Co. Ltd. (H Shares)	3,000,000	1,791,241
Isewan Terminal Service Co. Ltd.	300,000	1,897,817
Meiko Transportation Co. Ltd.	100,000	1,078,346
Qingdao Port International Co. Ltd. (H Shares) (d)	17,000,000	8,750,314
		13,517,718

TOTAL INDUSTRIALS		1,404,399,496

INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 0.0%
HF Co. (b)	218,596	1,664,767
Electronic Equipment & Components - 1.5%
AAC Technology Holdings, Inc.	5,000	29,951
Ai Holdings Corp.	25,000	463,744
CONEXIO Corp.	10,000	145,572
Daido Signal Co. Ltd.	425,000	2,343,786
Elematec Corp.	800,000	8,305,911
FLEXium Interconnect, Inc.	25,000	116,837
Forval Corp.	1,000	8,751
Hagiwara Electric Holdings Co. Ltd.	350,000	7,277,244
Insight Enterprises, Inc. (a)	1,000	100,380
Kimball Electronics, Inc. (a)	100	2,039
Kingboard Chemical Holdings Ltd.	6,950,000	36,399,375
Kyosha Co. Ltd. (a)(c)	50,000	161,342
Lacroix SA (b)	374,515	18,703,701
Makus, Inc.	300,000	1,660,363
New Cosmos Electric Co. Ltd.	35,000	678,593
Nihon Denkei Co. Ltd.	50,000	814,001
PAX Global Technology Ltd.	9,000,000	9,728,290
Redington India Ltd.	8,976,871	39,514,968
Riken Kieki Co. Ltd.	550,000	12,904,608
Shibaura Electronics Co. Ltd.	215,000	9,691,217
Simplo Technology Co. Ltd.	1,400,000	18,537,933
Solid State PLC	4,486	55,746
SYNNEX Corp.	50,000	5,977,000
Test Research, Inc.	50,000	103,233
Thinking Electronic Industries Co. Ltd.	1,600,000	12,681,741
Vontier Corp.	100,000	3,235,000
VSTECS Holdings Ltd.	20,310,900	16,204,497
Zepp Health Corp. ADR (a)	1,000	11,140
Zhejiang Dahua Technology Co. Ltd. (A Shares)	99,950	326,853
		206,183,816
IT Services - 2.9%
Amdocs Ltd.	625,000	48,193,750
Asahi Intelligence Service Co.	13,100	156,429
Avant Corp.	300,000	4,468,347
CDS Co. Ltd.	46,700	677,694
Cielo SA	3,400,000	2,206,499
Concentrix Corp. (a)	50,000	8,186,500
Data Applications Co. Ltd.	30,200	441,005
Dimerco Data System Corp.	500,000	1,291,915
DTS Corp.	550,003	13,205,487
DXC Technology Co. (a)	100,000	3,998,000
E-Credible Co. Ltd.	240,000	4,340,886
Enea Data AB (a)	200,000	5,517,866
Estore Corp. (c)	175,000	2,967,048
Future Corp.	739,200	12,357,621
IFIS Japan Ltd.	189,800	1,145,322
Jfe Systems, Inc.	12,400	195,882
Korea Information & Communication Co. Ltd. (a)	325,000	2,785,489
KPS AG	15,000	94,663
Maximus, Inc.	1,000	89,000
Neurones	12,000	428,474
Nice Information & Telecom, Inc.	150,749	4,426,640
NS Solutions Corp.	1,000	31,676
Relia, Inc.	1,000	12,205
Societe Pour L'Informatique Industrielle SA	174,000	7,182,981
Sopra Steria Group	330,000	65,609,115
TDC Soft, Inc.	201,107	2,007,312
The Western Union Co.	9,000,000	208,890,000
Wavestone	1,000	49,823
		400,957,629
Semiconductors & Semiconductor Equipment - 0.1%
Miraial Co. Ltd. (b)	600,000	6,787,293
Phison Electronics Corp.	600,000	10,263,801
Protec Co. Ltd.	5,352	127,212
Systems Technology, Inc.	5,000	74,170
		17,252,476
Software - 0.2%
Cresco Ltd.	200,000	3,567,750
Fukui Computer Holdings, Inc.	10,000	366,893
InfoVine Co. Ltd.	63,600	1,528,263
KSK Co., Ltd.	121,900	2,603,452
Linedata Services	10,000	482,804
Miroku Jyoho Service Co., Ltd.	10,000	143,202
Sinosoft Tech Group Ltd.	5,000,000	759,218
System Information Co. Ltd.	50,000	418,851
System Research Co. Ltd.	200,000	3,928,718
Toho System Science Co. Ltd.	80,100	695,093
Uchida Esco Co. Ltd. (c)	167,600	4,476,259
Zensar Technologies Ltd.	1,850,000	10,349,459
		29,319,962
Technology Hardware, Storage & Peripherals - 0.9%
Dell Technologies, Inc. (a)(c)	700,000	67,634,000
Elecom Co. Ltd.	80,000	1,403,765
HP, Inc.	1,500,540	43,320,590
MCJ Co. Ltd.	366,800	4,132,581
TSC Auto ID Technology Corp.	23,000	190,295
		116,681,231

TOTAL INFORMATION TECHNOLOGY		772,059,881

MATERIALS - 3.5%
Chemicals - 2.5%
AdvanSix, Inc. (a)	10,100	337,845
Air Water, Inc.	100,000	1,490,361
Birla Carbon Thailand PCL (For. Reg.)	50,000	68,472
C. Uyemura & Co. Ltd.	370,000	15,480,607
Ciner Resources LP (a)	10,000	140,600
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	10,000	209,927
Daishin-Chemical Co. Ltd. (b)	411,495	5,307,556
EcoGreen International Group Ltd.	1,000,000	259,936
Fuso Chemical Co. Ltd.	200,000	7,173,784
HEXPOL AB (B Shares)	5,000	68,073
Ingevity Corp. (a)	1,000	84,940
Insecticides (India) Ltd. (a)	53,200	560,742
Isamu Paint Co. Ltd. (c)	20,000	617,110
Johnson Matthey PLC	5,000	206,554
K+S AG	300,000	4,304,308
Kangnam Jevisco Co. Ltd.	5,000	137,279
Koatsu Gas Kogyo Co. Ltd.	200,000	1,214,165
KPX Holdings Corp.	12,000	708,907
Kuriyama Holdings Corp.	225,000	1,655,121
Nippon Soda Co. Ltd.	160,000	5,111,891
Nutrien Ltd.	20,000	1,189,163
Okamoto Industries, Inc.	2,000	75,293
Scientex Bhd	12,153,600	12,038,400
Scientex Bhd warrants 1/14/26 (a)	810,240	230,400
T&K Toka Co. Ltd.	157,063	1,168,255
Thai Rayon PCL NVDR	250,000	235,849
The Mosaic Co.	7,550,000	235,786,500
Toho Acetylene Co. Ltd.	225,000	2,387,311
Tokuyama Corp.	61,200	1,296,010
Westlake Chemical Partners LP	100	2,672
Yara International ASA	675,000	35,550,242
Yip's Chemical Holdings Ltd.	3,500,000	2,296,957
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,656,640	4,538,611
		341,933,841
Construction Materials - 0.1%
Buzzi Unicem SpA	368,500	9,748,069
Imerys SA	10,000	463,112
Mitani Sekisan Co. Ltd.	240,000	9,724,261
Yamau Holdings Co. Ltd.	5,000	29,807
Yotai Refractories Co. Ltd.	79,388	901,668
		20,866,917
Containers & Packaging - 0.2%
Chuoh Pack Industry Co. Ltd.	12,000	119,885
Groupe Guillin SA	10,000	282,328
Mayr-Melnhof Karton AG	65,000	13,832,861
Packaging Corp. of America	10,000	1,415,000
Showa Paxxs Corp.	5,000	79,349
The Pack Corp.	75,000	1,936,785
WestRock Co.	200,000	9,842,000
		27,508,208
Metals & Mining - 0.7%
ArcelorMittal SA Class A unit (c)	200,000	7,048,000
Castings PLC	60,301	331,083
Chubu Steel Plate Co. Ltd.	458,800	3,282,968
CI Resources Ltd.	400,000	293,540
CK-SAN-ETSU Co. Ltd.	110,000	2,917,825
Gatos Silver, Inc.	275,200	3,753,728
Mount Gibson Iron Ltd.	30,009,314	18,939,208
Newmont Corp.	5,000	314,100
Okaya & Co. Ltd.	100	8,660
Pacific Metals Co. Ltd.	500,999	7,777,870
Perenti Global Ltd. (c)	24,000,434	16,027,574
Rio Tinto PLC sponsored ADR (c)	100,000	8,631,000
St Barbara Ltd.	10,000,732	12,990,096
Teck Resources Ltd. Class B (sub. vtg.)	600,000	13,696,698
Warrior Metropolitan Coal, Inc.	180,000	3,360,600
Young Poong Corp.	1,000	594,226
		99,967,176
Paper & Forest Products - 0.0%
Miquel y Costas & Miquel SA	5,000	97,154

TOTAL MATERIALS		490,373,296

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Arealink Co. Ltd.	50,000	720,569
Business One Holdings, Inc.	17,400	73,752
Century21 Real Estate Japan Ltd.	10,000	96,623
Daito Trust Construction Co. Ltd.	5,000	585,206
Dongwon Development Co. Ltd.	10,000	55,866
Lai Sun Garment (International) Ltd. (a)	303,370	133,900
Nisshin Group Holdings Co. (b)	2,850,000	12,261,975
Realogy Holdings Corp. (a)	25,000	443,000
Sunnexta Group, Inc.	25,000	222,870
		14,593,761
UTILITIES - 2.2%
Electric Utilities - 1.8%
EVN AG	50,000	1,209,975
Fjordkraft Holding ASA (d)	400,000	2,277,371
Holding Co. ADMIE IPTO SA	25,000	77,106
PG&E Corp. (a)	13,815,789	121,440,785
Power Grid Corp. of India Ltd.	100,000	230,215
Power Grid Corporation of India Ltd. (a)	33,333	76,738
PPL Corp.	4,500,134	127,668,802
		252,980,992
Gas Utilities - 0.4%
Busan City Gas Co. Ltd.	110,000	5,830,355
China Resource Gas Group Ltd.	1,800,000	11,094,883
GAIL India Ltd.	7,684,648	14,424,834
Hokuriku Gas Co.	75,000	2,156,921
Keiyo Gas Co. Ltd.	15,000	452,577
Seoul City Gas Co. Ltd.	100,000	11,884,521
Towngas China Co. Ltd.	4,500,000	2,959,022
YESCO Co. Ltd.	240,000	7,776,120
		56,579,233
Water Utilities - 0.0%
Manila Water Co., Inc. (a)	500,000	162,178
Thessaloniki Water & Sewage SA	82,633	452,868
		615,046

TOTAL UTILITIES		310,175,271

TOTAL COMMON STOCKS
(Cost $8,020,450,036)		12,533,084,566

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	15,000	1,623,468
Internet & Direct Marketing Retail - 0.0%
Qurate Retail, Inc. 8.00%	1,500	162,690

TOTAL CONSUMER DISCRETIONARY		1,786,158

INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	61,043	1,424,133
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	10,000	183,632

TOTAL INDUSTRIALS		1,607,765

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,147,815)		3,393,923
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Capital Markets - 0.0%
GAMCO Investors, Inc. 4% 6/15/23 (Cost $300,000)(e)(f)	300,000	299,992
	Shares	Value

Money Market Funds - 9.6%
Fidelity Cash Central Fund 0.06% (g)	1,271,137,560	1,271,391,788
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	64,601,857	64,608,317
TOTAL MONEY MARKET FUNDS
(Cost $1,336,000,105)		1,336,000,105
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $9,358,897,956)		13,872,778,586
NET OTHER ASSETS (LIABILITIES) - 0.1%		18,573,749
NET ASSETS - 100%		$13,891,352,335

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,774,398 or 0.2% of net assets.

 (e) Level 3 security

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$386,772
Fidelity Securities Lending Cash Central Fund	8,403,776
Total	$8,790,548

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$713,717,856	$5,002,052,666	$4,444,321,140	$28,866	$(86,460)	$1,271,391,788	1.9%
Fidelity Securities Lending Cash Central Fund 0.06%	316,970,467	2,196,066,986	2,448,429,136	--	--	64,608,317	0.2%
Total	$1,030,688,323	$7,198,119,652	$6,892,750,276	$28,866	$(86,460)	$1,336,000,105

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ABIST Co. Ltd.	$6,263,285	$--	$--	$225,750	$--	$668,942	$6,932,227
Autohellas SA	9,938,364	--	--	674,477	--	12,576,661	22,515,025
Bonanza Creek Energy, Inc.	21,828,000	--	--	420,000	--	24,336,000	--
Chori Co. Ltd.	20,879,414	--	--	461,926	--	5,978,053	26,857,467
Daihatsu Diesel Manufacturing Co. Ltd.	12,061,631	--	--	342,902	--	2,014,665	14,076,296
Daishin-Chemical Co. Ltd.	4,894,168	--	--	115,813	--	413,388	5,307,556
Estore Corp.	3,035,862	--	2,778,137	45,328	2,162,066	547,257	--
Fuji Corp.	12,928,315	--	602,009	243,098	26,442	2,722,007	15,074,755
Fujimak Corp.	4,911,247	--	--	134,466	--	1,128,222	6,039,469
G-Tekt Corp.	23,504,322	918,194	--	1,167,315	--	16,757,515	41,180,031
GameStop Corp. Class A	27,982,851	--	333,797,625	--	233,086,896	72,727,878	--
Gendai Agency, Inc.	2,119,881	--	--	--	--	537,701	2,657,582
Green Cross Co. Ltd.	5,579,141	--	--	119,847	--	(123,273)	5,455,868
Guess?, Inc.	47,564,000	--	22,553,701	1,935,000	(748,741)	58,322,442	82,584,000
Gwangju Shinsegae Co. Ltd.	11,236,546	--	--	260,442	--	4,432,376	15,668,922
Handsman Co. Ltd.	10,635,270	--	--	200,529	--	(149,706)	10,485,564
Hannong Chemicals, Inc.	5,492,951	--	21,466,728	176,182	16,406,441	(432,664)	--
HF Co.	962,091	--	49,472	98,127	(15,784)	767,932	1,664,767
Hibbett, Inc.	31,313,457	--	101,261,274	12,500	75,821,330	(5,873,513)	--
Houston Wire & Cable Co.	3,384,735	--	--	--	(1,628,368)	5,390,683	--
Jinro Distillers Co. Ltd.	11,545,833	--	--	474,818	--	1,369,921	12,915,754
Kamei Corp.	18,846,535	535,833	--	550,782	--	2,920,171	22,302,539
Lacroix SA	9,668,080	--	98,445	171,615	42,962	9,091,104	18,703,701
MegaStudy Co. Ltd.	9,225,571	--	--	493,581	--	3,833,685	13,059,256
MegaStudyEdu Co. Ltd.	29,764,236	--	3,019,110	610,292	1,821,405	40,514,138	69,080,669
Miraial Co. Ltd.	5,713,476	--	--	150,056	--	1,073,817	6,787,293
Nisshin Group Holdings Co.	9,504,039	--	--	393,788	--	2,757,936	12,261,975
Peyto Exploration & Development Corp.	18,533,467	--	--	331,718	--	53,758,999	72,292,466
Sally Beauty Holdings, Inc.	69,569,442	--	35,920,133	--	(16,679,227)	39,793,702	--
Sansei Co. Ltd.	2,609,702	--	--	91,358	--	969,898	3,579,600
Satudora Holdings Co. Ltd.	6,315,243	--	487,014	79,754	139,842	176,134	6,144,205
Southwestern Energy Co.	122,132,043	250,000	--	--	--	114,814,028	237,196,071
TBK Co. Ltd.	7,192,858	--	--	41,433	--	(449,319)	6,743,539
Tessi SA	22,593,797	--	41,504,338	--	19,764,991	(854,450)	--
Tokatsu Holdings Co. Ltd.	944,688	--	--	19,191	--	23,818	968,506
Treasure Factory Co. Ltd.	5,420,150	--	470,756	69,515	(23,372)	2,278,754	7,204,776
Uchida Esco Co. Ltd.	13,083,936	--	3,802,727	78,343	3,120,282	(7,925,232)	--
Unit Corp.	263,520	--	218,701	--	(17,106,550)	17,061,731	--
Whiting Petroleum Corp.	6,146,091	--	--	--	--	1,838,339	--
Yorozu Corp.	17,653,091	--	--	184,821	--	2,908,743	20,561,834
Zappallas, Inc.	3,580,369	--	1,004,834	53,853	(1,139,646)	2,582,159	4,018,048
Total	$656,821,698	$1,704,027	$569,035,004	$10,428,620	$315,050,969	$491,280,642	$770,319,761

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$400,446,837	$362,217,334	$38,229,503	$--
Consumer Discretionary	2,692,648,397	2,681,328,206	11,320,191	--
Consumer Staples	605,177,518	605,153,821	--	23,697
Energy	1,149,788,576	1,046,683,973	102,885,902	218,701
Financials	2,266,238,552	2,256,682,938	9,555,614	--
Health Care	2,428,969,139	2,412,131,592	16,837,547	--
Industrials	1,406,007,261	896,415,943	509,591,247	71
Information Technology	772,059,881	728,874,126	43,185,755	--
Materials	490,373,296	476,760,805	13,612,491	--
Real Estate	14,593,761	14,593,761	--	--
Utilities	310,175,271	310,175,271	--	--
Corporate Bonds	299,992	--	--	299,992
Money Market Funds	1,336,000,105	1,336,000,105	--	--
Total Investments in Securities:	$13,872,778,586	$13,127,017,875	$745,218,250	$542,461

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	57.6%
Japan	14.7%
United Kingdom	4.2%
Korea (South)	3.8%
Canada	2.9%
France	2.3%
China	1.7%
Cayman Islands	1.6%
India	1.3%
British Virgin Islands	1.3%
Netherlands	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $61,275,059) — See accompanying schedule: Unaffiliated issuers (cost $7,383,713,881)	$11,766,458,720
Fidelity Central Funds (cost $1,336,000,105)	1,336,000,105
Other affiliated issuers (cost $639,183,970)	770,319,761
Total Investment in Securities (cost $9,358,897,956)		$13,872,778,586
Foreign currency held at value (cost $585,238)		585,530
Receivable for investments sold		13,104,440
Receivable for fund shares sold		74,144,047
Dividends receivable		10,453,061
Interest receivable		1,763
Distributions receivable from Fidelity Central Funds		75,420
Receivable from investment adviser for expense reductions		26,199
Other receivables		2,188,984
Total assets		13,973,358,030
Liabilities
Payable for investments purchased	$5,053,169
Payable for fund shares redeemed	8,300,407
Other payables and accrued expenses	4,071,378
Collateral on securities loaned	64,580,741
Total liabilities		82,005,695
Net Assets		$13,891,352,335
Net Assets consist of:
Paid in capital		$7,604,170,198
Total accumulated earnings (loss)		6,287,182,137
Net Assets		$13,891,352,335
Net Asset Value, offering price and redemption price per share ($13,891,352,335 ÷ 619,779,788 shares)		$22.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends (including $10,428,620 earned from other affiliated issuers)		$272,723,658
Interest		104
Income from Fidelity Central Funds (including $8,403,776 from security lending)		8,790,548
Total income		281,514,310
Expenses
Custodian fees and expenses	$652,314
Independent trustees' fees and expenses	57,671
Interest	328
Miscellaneous	6,354
Total expenses before reductions	716,667
Expense reductions	(246,170)
Total expenses after reductions		470,497
Net investment income (loss)		281,043,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,185,334)	1,651,172,521
Fidelity Central Funds	28,866
Other affiliated issuers	315,050,969
Foreign currency transactions	(2,831,247)
Total net realized gain (loss)		1,963,421,109
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,358,593)	2,905,870,783
Fidelity Central Funds	(86,460)
Other affiliated issuers	491,280,642
Assets and liabilities in foreign currencies	1,841,744
Total change in net unrealized appreciation (depreciation)		3,398,906,709
Net gain (loss)		5,362,327,818
Net increase (decrease) in net assets resulting from operations		$5,643,371,631

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$281,043,813	$303,445,514
Net realized gain (loss)	1,963,421,109	(25,027,693)
Change in net unrealized appreciation (depreciation)	3,398,906,709	(512,910,971)
Net increase (decrease) in net assets resulting from operations	5,643,371,631	(234,493,150)
Distributions to shareholders	(560,407,401)	(689,965,124)
Share transactions
Proceeds from sales of shares	1,070,269,829	1,814,757,837
Reinvestment of distributions	560,407,401	689,965,123
Cost of shares redeemed	(4,609,996,978)	(3,381,648,521)
Net increase (decrease) in net assets resulting from share transactions	(2,979,319,748)	(876,925,561)
Total increase (decrease) in net assets	2,103,644,482	(1,801,383,835)
Net Assets
Beginning of period	11,787,707,853	13,589,091,688
End of period	$13,891,352,335	$11,787,707,853
Other Information
Shares
Sold	51,249,739	115,478,799
Issued in reinvestment of distributions	32,527,746	42,928,837
Redeemed	(234,889,944)	(214,994,521)
Net increase (decrease)	(151,112,459)	(56,586,885)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Intrinsic Opportunities Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.29	$16.42	$18.79	$17.30	$14.80
Income from Investment Operations
Net investment income (loss)A	.40	.38	.44	.40	.23
Net realized and unrealized gain (loss)	7.49	(.65)	(1.37)	1.91	2.50
Total from investment operations	7.89	(.27)	(.93)	2.31	2.73
Distributions from net investment income	(.44)	(.45)	(.42)	(.28)	(.19)
Distributions from net realized gain	(.33)	(.40)	(1.02)	(.54)	(.04)
Total distributions	(.77)	(.86)B	(1.44)	(.82)	(.23)
Net asset value, end of period	$22.41	$15.29	$16.42	$18.79	$17.30
Total ReturnC	53.18%	(1.89)%	(5.13)%	13.82%	18.69%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.52%
Expenses net of fee waivers, if any	- %F	.01%	.01%	.01%	.52%
Expenses net of all reductions	- %F	.01%	.01%	- %F	.52%
Net investment income (loss)	2.08%	2.46%	2.61%	2.19%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$13,891,352	$11,787,708	$13,589,092	$14,520,045	$4,948,389
Portfolio turnover rateG	10%	19%	27%	13%	35%H

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,200,044,958
Gross unrealized depreciation	(753,332,748)
Net unrealized appreciation (depreciation)	$4,446,712,210
Tax Cost	$9,426,066,376

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$327,087,596
Undistributed long-term capital gain	$1,513,132,869
Net unrealized appreciation (depreciation) on securities and other investments	$4,448,546,658

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$326,527,382	$ 378,276,400
Long-term Capital Gains	233,880,019	311,688,724
Total	$560,407,401	$ 689,965,124

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	1,280,195,809	5,235,877,693

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Intrinsic Opportunities Fund	$48,682

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Intrinsic Opportunities Fund	Borrower	$20,954,000.28%		$328

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	59,394,867	375,218,977

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Intrinsic Opportunities Fund	2,887

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Intrinsic Opportunities Fund	$6,354

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Intrinsic Opportunities Fund	$863,031	$147	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $241,584.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $4,586.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Series Intrinsic Opportunities Fund	- %-C
Actual		$1,000.00	$1,184.50	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Intrinsic Opportunities Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $2.732 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.23 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $1,747,012,888, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 43% and 40% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 78% and 66% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Intrinsic Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended December 31, 2020. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

O2T-ANN-0921
1.951012.108

Item 2.

Code of Ethics

As of the end of the period, July 31, 2021, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Flex Intrinsic Opportunities Fund, Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Intrinsic Opportunities Fund	$53,100	$-	$9,400	$1,300
Fidelity Series Intrinsic Opportunities Fund	$52,800	$-	$9,500	$1,300
Fidelity Value Discovery Fund	$34,400	$-	$9,900	$900
Fidelity Value Discovery K6 Fund	$33,200	$-	$7,600	$900

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Intrinsic Opportunities Fund	$53,900	$-	$9,600	$1,200
Fidelity Series Intrinsic Opportunities Fund	$53,900	$-	$9,900	$1,200
Fidelity Value Discovery Fund	$35,300	$-	$8,000	$800
Fidelity Value Discovery K6 Fund	$34,000	$-	$8,500	$800

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$78,600	$6,300	$18,200	$2,200
Fidelity Low-Priced Stock K6 Fund	$64,700	$5,400	$11,700	$1,900

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$96,600	$6,100	$15,400	$2,500
Fidelity Low-Priced Stock K6 Fund	$70,300	$5,200	$10,800	$2,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2021A	July 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2021A	July 31, 2020A
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2021A	July 31, 2020A
Deloitte Entities	$562,400	$544,600
PwC	$14,319,300	$14,284,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2021